     As filed with the Securities and Exchange Commission on December 4, 2003
                                                              File No. 333-83057
                                                                       811-07329

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

         Pre-Effective Amendment No.                                         [ ]
                                     -------
         Post-Effective Amendment No.   10                                   [X]
                                     -------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

          Amendment No.  30                                                  [X]
                        ----

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                              SEPARATE ACCOUNT VLI
                           (Exact Name of Registrant)

                   Hartford Life and Annuity Insurance Company
                               (Name of Depositor)

                                  P.O. Box 2999
                             Hartford, CT 06104-2999
                   (Address of Depositor's Principal Offices)

                                 (860) 843-6733
               (Depositor's Telephone Number, Including Area Code)

                               Marianne O'Doherty
                   Hartford Life and Annuity Insurance Company
                                  P.O. Box 2999
                             Hartford, CT 06104-2999
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

      ___   immediately upon filing pursuant to paragraph (b) of Rule 485
      _X_   on December 15, 2003 pursuant to paragraph (b) of Rule 485
      ___   60 days after filing pursuant to paragraph (a)(1) of Rule 485
      ___   on ________ pursuant to paragraph (a)(1) of Rule 485
      ___   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

STAG PROTECTOR VARIABLE UNIVERSAL LIFE
SEPARATE ACCOUNT VL I
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999
TELEPHONE: (800) 231-5453                                     [THE HARTFORD LOGO]

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This prospectus describes information you should know before you purchase
Series I of Stag Protector Variable Universal Life insurance policy. Please read it carefully.

Stag Protector Variable Universal Life is a contract between you and Hartford Life and Annuity Insurance Company. You agree to make sufficient premium payments to us, and we agree to pay a death benefit to your beneficiary. The policy is a flexible premium variable universal life insurance policy. It is:

x Flexible premium, because you may add payments to your policy after the first payment.

x Variable, because the value of your life insurance policy will fluctuate with the performance of the investment options you select and the Fixed Account.
--------------------------------------------------------------------------------

The following Sub-Accounts are available under the policy:

                         SUB-ACCOUNT                                          PURCHASES SHARES OF:
  AIM V.I. Mid Cap Core Equity Fund Sub-Account              Series I of the AIM V.I. Mid Cap Core Equity Fund of
                                                             the A I M Variable Insurance Funds
  AIM V.I. Premier Equity Fund Sub-Account                   Series I of the AIM V.I. Premier Equity Fund of the A
                                                             I M Variable Insurance Funds
  American Funds Asset Allocation Fund Sub-Account           Class 2 of the Asset Allocation Fund of American Funds
                                                             Insurance Series
  American Funds Blue Chip Income and Growth Fund Sub-       Class 2 of the Blue Chip Income and Growth Fund of
  Account                                                    American Funds Insurance Series
  American Funds Bond Fund Sub-Account                       Class 2 of the Bond Fund of American Funds Insurance
                                                             Series
  American Funds Global Growth Fund Sub-Account              Class 2 of the Global Growth Fund of American Funds
                                                             Insurance Series
  American Funds Global Small Capitalization Fund Sub-       Class 2 of the Global Small Capitalization Fund of
  Account                                                    American Funds Insurance Series
  American Funds Growth Fund Sub-Account                     Class 2 of the Growth Fund of American Funds Insurance
                                                             Series
  American Funds Growth-Income Fund Sub-Account              Class 2 of the Growth-Income Fund of American Funds
                                                             Insurance Series
  American Funds International Fund Sub-Account              Class 2 of the International Fund of American Funds
                                                             Insurance Series
  American Funds New World Fund Sub-Account                  Class 2 of the New World Fund of American Funds
                                                             Insurance Series
  Franklin Small Cap Value Securities Fund Sub-Account       Class 2 of the Franklin Small Cap Value Securities
                                                             Fund of the Franklin Templeton Variable Insurance
                                                             Products Trust
  Hartford Advisers HLS Fund Sub-Account                     Class IA of Hartford Advisers HLS Fund of Hartford
                                                             Series Fund, Inc.
  Hartford Bond HLS Fund Sub-Account                         Class IA of Hartford Bond HLS Fund of Hartford Series
                                                             Fund, Inc.
  Hartford Disciplined Equity HLS Fund Sub-Account           Class IA of Hartford Disciplined Equity HLS Fund of
                                                             Hartford Series Fund, Inc.

                         SUB-ACCOUNT                                          PURCHASES SHARES OF:
  Hartford Capital Appreciation HLS Fund Sub-Account         Class IA of Hartford Capital Appreciation HLS Fund of
                                                             Hartford Series Fund, Inc.
  Hartford Dividend and Growth HLS Fund Sub-Account          Class IA of Hartford Dividend and Growth HLS Fund of
                                                             Hartford Series Fund, Inc.
  Hartford Global Advisers HLS Fund Sub-Account (Closed to   Class IA of Hartford Global Advisers HLS Fund of
  new and subsequent premium payments and transfers of       Hartford Series Fund, Inc.
  Account Value)
  Hartford Global Leaders HLS Fund Sub-Account (Closed to    Class IA of Hartford Global Leaders HLS Fund of
  new and subsequent premium payments and transfers of       Hartford Series Fund, Inc.
  Account Value)
  Hartford Global Technology HLS Fund Sub-Account (Closed    Class IA of Hartford Global Technology HLS Fund of
  to new and subsequent premium payments and transfers of    Hartford Series Fund, Inc.
  Account Value)
  Hartford Growth Opportunities HLS Fund Sub-Account         Class IA of Hartford Growth Opportunities HLS Fund of
                                                             Hartford Series Fund II, Inc.
  Hartford Index HLS Fund Sub-Account                        Class IA of Hartford Index HLS Fund, Inc.
  Hartford International Opportunities HLS Fund Sub-Account  Class IA of Hartford International Opportunities HLS
                                                             Fund of Hartford Series Fund, Inc.
  Hartford International Small Company HLS Fund Sub-         Class IA of Hartford International Small Company HLS
  Account                                                    Fund of Hartford Series Fund, Inc.
  Hartford MidCap HLS Fund Sub-Account (Closed to new and    Class IA of Hartford MidCap HLS Fund of Hartford
  subsequent premium payments and transfers of Account       Series Fund, Inc.
  Value)
  Hartford MidCap Value HLS Fund Sub-Account                 Class IA of Hartford MidCap Value HLS Fund of Hartford
                                                             Series Fund II, Inc.
  Hartford Money Market HLS Fund Sub-Account                 Class IA of Hartford Money Market HLS Fund of Hartford
                                                             Series Fund, Inc.
  Hartford Mortgage Securities HLS Fund Sub-Account          Class IA of Hartford Mortgage Securities HLS Fund of
                                                             Hartford Series Fund, Inc.
  Hartford Small Company HLS Fund Sub-Account                Class IA of Hartford Small Company HLS Fund of
                                                             Hartford Series Fund, Inc.
  Hartford Stock HLS Fund Sub-Account                        Class IA shares of Hartford Stock HLS Fund of Hartford
                                                             HLS Series Fund, Inc.
  Hartford Value Opportunities HLS Fund Sub-Account          Class IA shares of Hartford Value Opportunities HLS
                                                             Fund of Hartford Series Fund II, Inc.
  MFS New Discovery Series Sub-Account                       Initial Class of the MFS-Registered Trademark- New
                                                             Discovery Series of the MFS-Registered Trademark-
                                                             Variable Insurance Trust(SM)
  MFS Total Return Series Sub-Account                        Initial Class of the MFS-Registered Trademark- Total
                                                             Return Series of the MFS-Registered Trademark-
                                                             Variable Insurance Trust(SM)
  Mutual Shares Securities Fund Sub-Account                  Class 2 of the Mutual Shares Securities Fund of the
                                                             Franklin Templeton Variable Insurance Products Trust
  Putnam VT Capital Opportunities Sub-Account                Class IB of Putnam VT Capital Opportunities Fund of
                                                             Putnam Variable Trust
  Putnam VT Equity Income Sub-Account                        Class IB of Putnam VT Equity Income Fund of Putnam
                                                             Variable Trust

                         SUB-ACCOUNT                                          PURCHASES SHARES OF:
  Putnam VT Diversified Income Fund Sub-Account (Closed to   Class IA of Putnam VT Diversified Income Fund of
  new and subsequent premium payments and transfers of       Putnam Variable Trust
  Account Value)
  Putnam VT The George Putnam Fund of Boston Sub-Account     Class IA of Putnam VT The George Putnam Fund of Boston
  (Closed to new and subsequent premium payments and         of Putnam Variable Trust
  transfers of Account Value)
  Putnam VT Global Asset Allocation Fund Sub-Account         Class IA of Putnam VT Global Asset Allocation Fund of
  (Closed to new and subsequent premium payments and         Putnam Variable Trust
  transfers of Account Value)
  Putnam VT Global Equity Sub-Account                        Class IA of Putnam VT Global Equity Fund of Putnam
                                                             Variable Trust
  Putnam VT Growth and Income Sub-Account                    Class IA of Putnam VT Growth and Income Fund of Putnam
                                                             Variable Trust
  Putnam VT Health Sciences Fund Sub-Account (Closed to new  Class IA of Putnam VT Health Sciences Fund of Putnam
  and subsequent premium payments and transfers of Account   Variable Trust
  Value)
  Putnam VT High Yield Sub-Account                           Class IA of Putnam VT High Yield Fund of Putnam
                                                             Variable Trust
  Putnam VT Income Sub-Account                               Class IA of Putnam VT Income Fund of Putnam Variable
                                                             Trust
  Putnam VT International Equity Sub-Account                 Class IA of Putnam VT International Equity Fund of
                                                             Putnam Variable Trust
  Putnam VT International Growth and Income Fund Sub-        Class IA of Putnam VT International Growth Fund of
  Account (Closed to new and subsequent premium payments     Putnam Variable Trust
  and transfers of Account Value)
  Putnam VT International New Opportunities Fund Sub-        Class IA of Putnam VT International New Opportunities
  Account (Closed to new and subsequent premium payments     Fund of Putnam Variable Trust
  and transfers of Account Value)
  Putnam VT Investors Fund Sub-Account (Closed to new and    Class IA of Putnam VT Investors Fund of Putnam
  subsequent premium payments and transfers of Account       Variable Trust
  Value)
  Putnam VT Money Market Fund Sub-Account (Closed to new     Class IA of Putnam VT Money Market Fund of Putnam
  and subsequent premium payments and transfers of Account   Variable Trust
  Value)
  Putnam VT New Opportunities Sub-Account                    Class IA of Putnam VT New Opportunities Fund of Putnam
                                                             Variable Trust
  Putnam VT New Value Fund Sub-Account (Closed to new and    Class IA of Putnam VT New Value Fund of Putnam
  subsequent premium payments and transfers of Account       Variable Trust
  Value)
  Putnam VT OTC & Emerging Growth Fund Sub-Account (Closed   Class IA of Putnam VT OTC & Emerging Growth Fund of
  to new and subsequent premium payments and transfers of    Putnam Variable Trust
  Account Value)
  Putnam VT Utilities Growth and Income Fund Sub-Account     Class IA of Putnam VT Utilities Growth and Income Fund
  (Closed to new and subsequent premium payments and         of Putnam Variable Trust
  transfers of Account Value)
  Putnam VT Vista Fund Sub-Account (Closed to new and        Class IA of Putnam VT Vista Fund of Putnam Variable
  subsequent premium payments and transfers of Account       Trust
  Value)

                         SUB-ACCOUNT                                          PURCHASES SHARES OF:
  Putnam VT Voyager Sub-Account                              Class IA of Putnam VT Voyager Fund of Putnam Variable
                                                             Trust
  Fidelity VIP Asset Manager Portfolio Sub-Account (Closed   Initial Class of Fidelity VIP Asset Manager Portfolio
  to new and subsequent premium payments and transfers of
  Account Value)
  Fidelity VIP Equity-Income Portfolio Sub-Account           Initial Class of Fidelity VIP Equity-Income Portfolio
  Fidelity VIP Overseas Portfolio Sub-Account (Closed to     Initial Class of Fidelity VIP Overseas Portfolio
  new and subsequent premium payments and transfers of
  Account Value)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The policy may not be available for sale in all states.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

This life insurance policy IS NOT:

 -  a bank deposit or obligation;

 -  federally insured; or

 -  endorsed by any bank or governmental agency.
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PROSPECTUS DATED: DECEMBER 15, 2003

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
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TABLE OF CONTENTS

                                                                PAGE
----------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                     6
----------------------------------------------------------------------
FEE TABLES                                                        7
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ABOUT US                                                         13
----------------------------------------------------------------------
  Hartford Life and Annuity Insurance Company                    13
----------------------------------------------------------------------
  Separate Account VL I                                          13
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  The Funds                                                      13
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  The Fixed Account                                              17
----------------------------------------------------------------------
CHARGES AND DEDUCTIONS                                           17
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YOUR POLICY                                                      19
----------------------------------------------------------------------
PREMIUMS                                                         23
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DEATH BENEFITS AND POLICY VALUES                                 24
----------------------------------------------------------------------
MAKING WITHDRAWALS FROM YOUR POLICY                              25
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LOANS                                                            26
----------------------------------------------------------------------
LAPSE AND REINSTATEMENT                                          26
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       27
----------------------------------------------------------------------
LEGAL PROCEEDINGS                                                32
----------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS                                        32
----------------------------------------------------------------------
WHERE YOU CAN FIND MORE INFORMATION                              34
----------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------------

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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SUMMARY OF BENEFITS AND RISKS

BENEFITS OF YOUR POLICY

FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.

DEATH BENEFIT -- While the policy is in force and when the insured dies, we pay a death benefit to your beneficiary. You select one of three death benefit options:

 -  Level Option: The death benefit equals the current Face Amount.

 - Return of Account Value Option: The death benefit is the current Face Amount plus the Account Value of your policy.

 - Return of Premium Option: The death benefit is the current Face Amount plus the sum of premiums paid. However, it will be no more than the current Face Amount plus the Option C limit, which is currently $5 million.

The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your policy under certain circumstances.

INVESTMENT CHOICES -- You may invest in up to 9 different investment choices within your policy, from a choice of 41 investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.

PREMIUM PAYMENTS -- You have the flexibility to choose how you pay premiums. You can choose a planned premium when you purchase the policy. You may change your planned premium, subject to certain limitations.

RIGHT TO EXAMINE YOUR POLICY -- You have a limited right to return the policy for cancellation after purchase. See "Your Policy -- Contract Rights -- Right to Examine a Policy."

SURRENDER -- You may surrender your policy at any time prior to the maturity date for its Cash Surrender Value. (See "Risks of Your Policy," below). Surrenders may also be subject to a Surrender Charge.

LOANS -- You may take a loan on the policy. The policy secures the loan.

SETTLEMENT OPTIONS -- You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.

OPTIONAL COVERAGE -- You may add other coverages to your policy. See "Your Policy -- Other Benefits."

RISKS OF YOUR POLICY

INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. You should read the prospectus for the Funds for information about the risks of each investment option.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period.

RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges. If this occurs, we will notify you in writing. You will then have a 61 day grace period to pay additional amounts to prevent the policy from terminating.

WITHDRAWAL LIMITATIONS -- One partial withdrawal is allowed each month. The minimum allowed is $500, and the maximum allowed is the Cash Surrender Value minus $1,000. Withdrawals will reduce your policy's death benefit, and may be subject to a surrender charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.

LOANS -- Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on the policy's Account Value, and will reduce the death proceeds.

ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. See "Federal Tax Considerations."

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your policy.

TRANSACTION FEES

        CHARGE               WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------
Front-end Sales         When you pay premium.               A maximum of 8.0% of each premium
Load (1)                                                    payment
                                                            In Oregon, the maximum is 10% of
                                                            each premium payment
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Tax Charge on Premium   When you pay premium.               A percent of premium which varies
Payments                                                    by your state and municipality of
                                                            residence. The range of tax charge
                                                            is generally between 0% and 4%.
                                                            This rate will change if your
                                                            state or municipality changes its
                                                            tax charges. It may change if you
                                                            change your state or municipality
                                                            of residence.
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Surrender Charge (2)    When you surrender your policy      Minimum Charge
                        during the first nine policy        $2.09 per $1,000 of the initial
                        years.                              Face Amount for a 10-year-old
                        When you make certain Face Amount   female non-smoker.
                        decreases during the first nine     Maximum Charge
                        policy years.                       $50.60 per $1,000 of the initial
                        When you take certain withdrawals   Face Amount for an 85-year-old
                        during the first nine policy        male smoker.
                        years.                              Charge for a representative
                                                            insured
                                                            $19.80 per $1,000 of the initial
                                                            Face Amount for a 50-year-old male
                                                            preferred non-smoker.
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Face Amount Increase    Each month for 12 months beginning  Maximum Charge
Fee (3)                 on the effective date of any        $0.50 per $1,000 of the increase
                        unscheduled increase in Face        in Face Amount per month.
                        Amount you request.
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Transfer Fees           When you make a transfer after the  $25 per transfer.
                        first transfer in any month.
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Withdrawal Charge       When you take a withdrawal.         $10 per withdrawal.

(1) The maximum Front-end Sales Load is 8.0% of each premium payment in policy years 1 through 20 and 6% of each premium payment in policy years 21 or more. In Oregon, the maximum is 10% of each premium payment in policy years 1 through 20 and 8% in policy years 21 or more.

(2) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.

(3) This charge varies based on the attained age of the insured.

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES

        CHARGE                          WHEN CHARGE IS DEDUCTED
-------------------------------------------------------------------------------
Cost of Insurance       Monthly.
Charges (2)
-------------------------------------------------------------------------------
Mortality and Expense   Monthly.
Risk Charge (which is
the sum of both (a)
and (b)) (2)
-------------------------------------------------------------------------------
Administrative Charge   Monthly.
-------------------------------------------------------------------------------
Loan Interest Rate (4)  Monthly if you have taken a loan on your policy

        CHARGE                              AMOUNT DEDUCTED
----------------------
Cost of Insurance       Minimum Charge
Charges (2)             $0.14 per $1,000 of the net amount at risk for a
                        22-year-old female preferred non-smoker in the first
                        year.
                        Maximum Charge
                        $179.44 per $1,000 of the net amount at risk for an
                        85-year-old male smoker in the first year.
                        Charge for a representative insured
                        $1.17 per $1,000 of the net amount at risk for a
                        50-year-old male preferred non-smoker in the first
                        year.
----------------------
Mortality and Expense   Minimum Charge
Risk Charge (which is   (a) 0.75% per year of the Sub-Account accumulated value
the sum of both (a)     in the first year (deducted on a monthly basis at a
and (b)) (2)            rate of 1/12 of 0.75%); plus
                        (b) $0.5498 per 1,000 of initial Face Amount (deducted
                        on a monthly basis at a rate of $0.0458 per month)
                        during the first year for all ages.
                        Maximum Charge
                        (a) 0.75% per year of the Sub-Account accumulated value
                        in the first year (deducted on a monthly basis at a
                        rate of 1/12 of 0.75%); plus
                        (b) $8.30 per 1,000 of initial Face Amount (deducted on
                        a monthly basis at a rate of $0.6917 per month) during
                        the first year for all ages.
                        Charge for representative insureds
                        (a) 0.75% per year of the Sub-Account accumulated value
                        in the first year (deducted on a monthly basis at a
                        rate of 1/12 of 0.75%); plus.
                        (b) $4.14 per 1,000 of initial Face Amount (deducted on
                        a monthly basis at a rate of $0.345 per month) during
                        the first year for a 50-year-old male preferred
                        non-smoker.
----------------------
Administrative Charge   $10
----------------------
Loan Interest Rate (4)  5.5%

    RIDER CHARGES                       WHEN CHARGE IS DEDUCTED
-------------------------------------------------------------------------------
Waiver of Specified     Monthly.
Amount Disability
Benefit Rider (2)
-------------------------------------------------------------------------------
Term Insurance Rider    Monthly.
(2)

    RIDER CHARGES                           AMOUNT DEDUCTED
----------------------
Waiver of Specified     Minimum Charge
Amount Disability       $0.04 per $1 of specified amount for a 20-year-old male
Benefit Rider (2)       in the first year.
                        Maximum Charge
                        $0.20 per $1 of specified amount for a 64-year-old
                        female in the first year.
                        Charge for a representative insured
                        $0.09 per $1 of specified amount for a 50-year-old male
                        in the first year.
----------------------
Term Insurance Rider    Minimum Charge
(2)                     $0.14 per $1,000 of the net amount at risk for a
                        22-year-old female preferred non-smoker in the first
                        year.
                        Maximum Charge
                        $179.44 per $1,000 of the net amount at risk for an
                        85-year-old male smoker in the first year.
                        Charge for a representative insured
                        $1.17 per $1,000 of the net amount at risk for a
                        50-year-old male preferred non-smoker in the first
                        year.

(4) During policy years 1 -- 10 the Loan Interest Rate is 5.5% for all Indebtedness. During policy years 11 and later the Loan Interest Rate is 3.5% for Preferred Indebtedness and 4.5% for Non-Preferred Indebtedness. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.5%.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
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    RIDER CHARGES                       WHEN CHARGE IS DEDUCTED
-------------------------------------------------------------------------------
Accidental Death        Monthly.
Benefit Rider (2)
-------------------------------------------------------------------------------
Deduction Amount        Monthly.
Waiver Rider (2)
-------------------------------------------------------------------------------
Enhanced No Lapse       Monthly
Guarantee Rider (2)

    RIDER CHARGES                           AMOUNT DEDUCTED
----------------------
Accidental Death        Minimum Charge
Benefit Rider (2)       $0.083 per $1,000 of the net amount at risk for a
                        10-year-old in the first year.
                        Maximum Charge
                        $0.18 per $1,000 of the net amount at risk for a
                        60-year-old in the first year.
                        Charge for a representative insured
                        $0.128 per $1,000 of the net amount at risk for a
                        50-year-old in the first year.
----------------------
Deduction Amount        Minimum Charge
Waiver Rider (2)        6.9% of the monthly deduction amount for a 20-year-old
                        male preferred non-smoker in the first year.
                        Maximum Charge
                        33.3% of the monthly deduction amount for a 55-year-old
                        female in the first year.
                        Charge for a representative insured
                        12.6% of the monthly deduction amount for a 50-year old
                        male preferred non-smoker in the first year.
----------------------
Enhanced No Lapse       Minimum Charge
Guarantee Rider (2)     $0.01 per $1,000 of Face Amount for a 1-year-old.
                        Maximum Charge
                        $0.06 per $1,000 of Face Amount for an 80-year-old.
                        Charge for a representative insured
                        $0.01 per $1,000 of Face Amount for a 50-year-old.

(2) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.

The next two tables describe the Fund fees and expenses that you will pay periodically during the time that you own the policy. The first table shows the minimum and maximum fees and expenses charged by any of the Funds. The second table shows the actual fees and expenses charged by each Fund for the end of the last fiscal year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                              MINIMUM    MAXIMUM
---------------------------------------------------------------------------------
Total Fund Operating Expenses                                  0.44%       1.71%
---------------------------------------------------------------------------------

                         ANNUAL FUND OPERATING EXPENSES
                           AS OF THE FUND'S YEAR END
                        (AS A PERCENTAGE OF NET ASSETS)

                                                                                 TOTAL ANNUAL
                                                                                FUND OPERATING
                                                                               EXPENSES (BEFORE
                                                      12B-1                    CONTRACTUAL FEE    CONTRACTUAL FEE     TOTAL
                                                   DISTRIBUTION                   WAIVERS OR        WAIVERS OR        FUND
                                    MANAGEMENT   AND/OR SERVICING    OTHER         EXPENSE            EXPENSE       OPERATING
                                       FEES            FEES         EXPENSES   REIMBURSEMENTS)    REIMBURSEMENTS    EXPENSES
-----------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity
  Fund -- Series I (1)                0.73%            N/A           0.57%          1.30%             0.00%           1.30%
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund --
  Series I                            0.61%            N/A           0.24%          0.85%              N/A            0.85%
-----------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation
  Fund -- Class 2                     0.43%           0.25%          0.02%          0.70%              N/A            0.70%
-----------------------------------------------------------------------------------------------------------------------------
American Funds Blue Chip Income
  and Growth Fund -- Class 2          0.50%           0.25%          0.02%          0.77%              N/A            0.77%
-----------------------------------------------------------------------------------------------------------------------------
American Funds Bond Fund --
  Class 2                             0.47%           0.25%          0.02%          0.74%              N/A            0.74%
-----------------------------------------------------------------------------------------------------------------------------

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                                                 TOTAL ANNUAL
                                                                                FUND OPERATING
                                                                               EXPENSES (BEFORE
                                                      12B-1                    CONTRACTUAL FEE    CONTRACTUAL FEE     TOTAL
                                                   DISTRIBUTION                   WAIVERS OR        WAIVERS OR        FUND
                                    MANAGEMENT   AND/OR SERVICING    OTHER         EXPENSE            EXPENSE       OPERATING
                                       FEES            FEES         EXPENSES   REIMBURSEMENTS)    REIMBURSEMENTS    EXPENSES
American Funds Global Growth
  Fund -- Class 2                     0.67%           0.25%          0.04%          0.96%              N/A            0.96%
-----------------------------------------------------------------------------------------------------------------------------
American Funds Global Small
  Capitalization Fund -- Class 2      0.80%           0.25%          0.04%          1.09%              N/A            1.09%
-----------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund --
  Class 2                             0.38%           0.25%          0.02%          0.65%              N/A            0.65%
-----------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income
  Fund -- Class 2                     0.34%           0.25%          0.01%          0.60%              N/A            0.60%
-----------------------------------------------------------------------------------------------------------------------------
American Funds International
  Fund -- Class 2                     0.57%           0.25%          0.06%          0.88%              N/A            0.88%
-----------------------------------------------------------------------------------------------------------------------------
American Funds New World Fund --
  Class 2                             0.85%           0.25%          0.06%          1.16%              N/A            1.16%
-----------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value
  Securities Fund -- Class 2 (2)      0.59%           0.25%          0.20%          1.04%              N/A            1.04%
-----------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund --
  Class IA                            0.63%            N/A           0.04%          0.67%              N/A            0.67%
-----------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund -- Class IA    0.47%            N/A           0.04%          0.51%              N/A            0.51%
-----------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS
  Fund -- Class IA                    0.64%            N/A           0.05%          0.69%              N/A            0.69%
-----------------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS
  Fund -- Class IA                    0.65%            N/A           0.04%          0.69%              N/A            0.69%
-----------------------------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS
  Fund -- Class IA                    0.77%            N/A           0.06%          0.83%              N/A            0.83%
-----------------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS
  Fund -- Class IA                    0.74%            N/A           0.07%          0.81%              N/A            0.81%
-----------------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS
  Fund -- Class IA                    0.85%            N/A           0.06%          0.91%              N/A            0.91%
-----------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS
  Fund -- Class IA                    0.75%            N/A           0.04%          0.79%              N/A            0.79%
-----------------------------------------------------------------------------------------------------------------------------
Hartford Growth Opportunities HLS
  Fund -- Class IA                    0.62%            N/A           0.04%          0.66%              N/A            0.66%
-----------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund -- Class
  IA                                  0.40%            N/A           0.04%          0.44%              N/A            0.44%
-----------------------------------------------------------------------------------------------------------------------------
Hartford International
  Opportunities HLS Fund -- Class
  IA                                  0.72%            N/A           0.09%          0.81%              N/A            0.81%
-----------------------------------------------------------------------------------------------------------------------------
Hartford International Small
  Company HLS Fund -- Class IA        0.85%            N/A           0.86%          1.71%              N/A            1.71%
-----------------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund -- Class
  IA                                  0.68%            N/A           0.04%          0.72%              N/A            0.72%
-----------------------------------------------------------------------------------------------------------------------------
Hartford MidCap Value HLS Fund --
  Class IA                            0.82%            N/A           0.06%          0.88%              N/A            0.88%
-----------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund --
  Class IA                            0.45%            N/A           0.04%          0.49%              N/A            0.49%
-----------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS
  Fund -- Class IA                    0.45%            N/A           0.04%          0.49%              N/A            0.49%
-----------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS
  Fund -- Class IA                    0.73%            N/A           0.04%          0.77%              N/A            0.77%
-----------------------------------------------------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
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                                                                                 TOTAL ANNUAL
                                                                                FUND OPERATING
                                                                               EXPENSES (BEFORE
                                                      12B-1                    CONTRACTUAL FEE    CONTRACTUAL FEE     TOTAL
                                                   DISTRIBUTION                   WAIVERS OR        WAIVERS OR        FUND
                                    MANAGEMENT   AND/OR SERVICING    OTHER         EXPENSE            EXPENSE       OPERATING
                                       FEES            FEES         EXPENSES   REIMBURSEMENTS)    REIMBURSEMENTS    EXPENSES
-----------------------------------------------------------------------------------------------
Hartford Stock HLS Fund -- Class
  IA                                  0.46%            N/A           0.03%          0.49%              N/A            0.49%
-----------------------------------------------------------------------------------------------------------------------------
Hartford Value Opportunities HLS
  Fund -- Class IA                    0.69%            N/A           0.04%          0.73%              N/A            0.73%
-----------------------------------------------------------------------------------------------------------------------------
MFS-Registered Trademark- New
  Discovery Series -- Initial
  Class                               0.90%            N/A           0.15%          1.05%              N/A            1.05%
-----------------------------------------------------------------------------------------------------------------------------
MFS-Registered Trademark- Total
  Return Series -- Initial Class      0.75%            N/A           0.11%          0.86%              N/A            0.86%
-----------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund --
  Class 2 (2)                         0.60%           0.25%          0.21%          1.06%              N/A            1.06%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities
  Fund -- Class IB (3)(4)             0.65%           0.25%          0.74%          1.64%              N/A            1.64%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund --
  Class IB (3)(4)                     0.65%           0.25%          0.67%          1.57%              N/A            1.57%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income
  Fund -- Class IA                    0.69%            N/A           0.13%          0.82%              N/A            0.82%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund
  of Boston -- Class IA               0.64%            N/A           0.11%          0.75%              N/A            0.75%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation
  Fund -- Class IA                    0.69%            N/A           0.22%          0.91%              N/A            0.91%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund --
  Class IA                            0.75%            N/A           0.14%          0.89%              N/A            0.89%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income
  Fund -- Class IA                    0.48%            N/A           0.04%          0.52%              N/A            0.52%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund --
  Class IA                            0.70%            N/A           0.13%          0.83%              N/A            0.83%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund -- Class
  IA                                  0.68%            N/A           0.10%          0.78%              N/A            0.78%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund -- Class IA     0.59%            N/A           0.09%          0.68%              N/A            0.68%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity
  Fund -- Class IA                    0.77%            N/A           0.22%          0.99%              N/A            0.99%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and
  Income Fund -- Class IA             0.80%            N/A           0.20%          1.00%              N/A            1.00%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT International New
  Opportunities Fund -- Class IA      1.00%            N/A           0.27%          1.27%              N/A            1.27%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund -- Class
  IA                                  0.63%            N/A           0.09%          0.72%              N/A            0.72%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund --
  Class IA                            0.40%            N/A           0.08%          0.48%              N/A            0.48%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities
  Fund -- Class IA                    0.57%            N/A           0.06%          0.63%              N/A            0.63%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund --
  Class IA                            0.69%            N/A           0.09%          0.78%              N/A            0.78%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth
  Fund -- Class IA                    0.70%            N/A           0.20%          0.90%              N/A            0.90%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
  Income Fund -- Class IA             0.69%            N/A           0.10%          0.79%              N/A            0.79%
-----------------------------------------------------------------------------------------------------------------------------

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                                                                 TOTAL ANNUAL
                                                                                FUND OPERATING
                                                                               EXPENSES (BEFORE
                                                      12B-1                    CONTRACTUAL FEE    CONTRACTUAL FEE     TOTAL
                                                   DISTRIBUTION                   WAIVERS OR        WAIVERS OR        FUND
                                    MANAGEMENT   AND/OR SERVICING    OTHER         EXPENSE            EXPENSE       OPERATING
                                       FEES            FEES         EXPENSES   REIMBURSEMENTS)    REIMBURSEMENTS    EXPENSES
-----------------------------------------------------------------------------------------------
Putnam VT Vista Fund -- Class IA      0.64%            N/A           0.10%          0.74%              N/A            0.74%
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund -- Class IA    0.54%            N/A           0.06%          0.60%              N/A            0.60%
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager
  Portfolio -- Initial Class          0.53%            N/A           0.10%          0.63%              N/A            0.63%
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity Income
  Portfolio -- Initial Class          0.48%            N/A           0.09%          0.57%              N/A            0.57%
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas
  Portfolio --
  Initial Class                       0.73%            N/A           0.17%          0.90%              N/A            0.90%
-----------------------------------------------------------------------------------------------------------------------------

(1) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%.

(2) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. With this reduction, Total Fund Operating Expenses were:

                                                                                  12B-1
                                                                               DISTRIBUTION
                                                                                  AND/OR                 TOTAL FUND
                                                                                SERVICING      OTHER     OPERATING
                                                             MANAGEMENT FEES       FEES       EXPENSES    EXPENSES
-------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value Securities Fund -- Class 2               0.56%            0.25%        0.20%       1.01%
-------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2                          0.59%            0.25%        0.21%       1.05%
-------------------------------------------------------------------------------------------------------------------

(3) Expenses represent estimates for the Fund's current fiscal year, which ends on December 31, 2003.

(4) See the Fund's prospectus for information about the Fund's distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. While the maximum rate payable under the Distribution Plan is 0.35% per year of the Fund's average net assets on class IB shares, the Trustees of the Fund currently limit the rate at 0.25% per year through at least the end of the Fund's current fiscal year.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
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ABOUT US

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

                      EFFECTIVE DATE
   RATING AGENCY        OF RATING       RATING        BASIS OF RATING
-------------------------------------------------------------------------
 A.M. Best and
 Company, Inc.            3/10/03         A+      Financial strength
-------------------------------------------------------------------------
 Standard & Poor's       12/31/02        AA-      Financial security
                                                  characteristics
-------------------------------------------------------------------------
 Fitch                   10/30/02        AA       Claims paying ability
-------------------------------------------------------------------------

These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

SEPARATE ACCOUNT VL I

The Sub-Accounts are subdivisions of our separate account, called Separate Account VL I. The Separate Account exists to keep your life insurance policy assets separate from our company assets. As such, the investment performance of the Separate Account is independent from the investment performance of Hartford's other assets. Hartford's other assets are utilized to pay our insurance obligations under the policy. Your assets in the Separate Account are held exclusively for your benefit and may not be used for any other liability of Hartford.

THE FUNDS

The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying prospectuses for the Funds, and the Funds' Statements of Additional Information, which may be ordered from us. The Funds' prospectuses should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

You may also allocate some or all of your premium payments to the "Fixed Account," which pays a declared interest rate. See "The Fixed Account."

The investment goals of each of the Funds are as follows:

AIM V.I. MID CAP CORE EQUITY FUND -- Seeks long-term growth of capital. Invests, normally, at least 80% of its assets in equity securities, including convertible securities of mid-capitalization companies.

AIM V.I. PREMIER EQUITY FUND -- Seeks long-term growth of capital with income as a secondary objective. Invests, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities.

AMERICAN FUNDS ASSET ALLOCATION FUND -- Seeks high total return, including income and capital gains, consistent with the preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term debt securities, and money market instruments.

AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH FUND -- Seeks to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the Standard & Poor's 500 Composite Index) and to provide an opportunity for growth of principal consistent with sound common stock investing. The Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Fund will invest, under normal market conditions, at least 90% of its assets in equity securities.

AMERICAN FUNDS BOND FUND -- Seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

AMERICAN FUNDS GLOBAL GROWTH FUND -- Seeks long-term growth of capital by investing primarily in common stocks of issuers located around the world.

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND -- Seeks long-term growth of capital by investing primarily in equity securities of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion.

AMERICAN FUNDS GROWTH FUND -- Seeks long-term growth of capital by investing primarily in common stocks which demonstrate the potential for appreciation.

AMERICAN FUNDS GROWTH-INCOME FUND -- Seeks growth of capital and income by investing primarily in common stocks or

14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
other securities which demonstrate the potential for appreciation and/or dividends.

AMERICAN FUNDS INTERNATIONAL FUND -- Seeks long-term growth of capital by investing primarily in common stocks of issuers domiciled outside of the United States.

AMERICAN FUNDS NEW WORLD FUND -- Seeks long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds with exposure to these countries.

FRANKLIN SMALL CAP VALUE SECURITIES FUND -- Seeks long-term total return. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small-cap) companies. For this Fund, small-cap companies are those companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) not exceeding $2.5 billion, at the time of purchase.

HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total return. Sub-advised by Wellington Management.

HARTFORD BOND HLS FUND -- Seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies. Sub-advised by HIMCO.

HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD DISCIPLINED EQUITY HLS FUND -- Seeks growth of capital and current income. Sub-advised by Wellington Management.

HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital. Sub-advised by Wellington Management.

HARTFORD GLOBAL ADVISERS HLS FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks maximum long-term total rate of return. Sub-advised by Wellington Management.

HARTFORD GLOBAL LEADERS HLS FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD GLOBAL TECHNOLOGY HLS FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks long-term capital appreciation. Sub-advised by Wellington Management.

HARTFORD GROWTH OPPORTUNITIES HLS FUND -- Seeks short-and long-term capital appreciation. Sub-advised by Wellington Management.

HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate. Sub-advised by HIMCO.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND -- Seeks capital appreciation. Sub-advised by Wellington Management.

HARTFORD MIDCAP HLS FUND -- Seeks long-term growth of capital. Sub-advised by Wellington Management.

HARTFORD MIDCAP VALUE HLS FUND -- Seeks long-term capital appreciation. Sub-advised by Wellington Management.

HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.

HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.

HARTFORD SMALL COMPANY HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD STOCK HLS FUND -- Seeks long-term growth of capital, with income as a secondary consideration. Sub-advised by Wellington Management.

HARTFORD VALUE OPPORTUNITIES HLS FUND -- Seeks short-and long-term capital appreciation. Sub-advised by Wellington Management.

MFS-REGISTERED TRADEMARK- NEW DISCOVERY SERIES -- Seeks capital appreciation.

MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES -- Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

MUTUAL SHARES SECURITIES FUND -- Seeks capital appreciation, with income as a secondary goal, by normally investing at least 65% of its total assets in U.S. equity securities that the manager believes are undervalued, including those of small capitalization companies, undervalued stocks, restructuring companies, and distressed companies.

PUTNAM VT CAPITAL OPPORTUNITIES FUND -- Seeks long-term growth of capital. The fund pursues its goal by investing mainly in common stocks of U.S. companies that Putnam Management believes have favorable investment potential.

PUTNAM VT EQUITY INCOME FUND -- Seeks current income. Capital growth is a secondary objective when consistent with seeking current income. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in common

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
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stocks and other equity investments that offer potential for current income.

PUTNAM VT DIVERSIFIED INCOME FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund pursues its goal by investing in bonds from multiple sectors, including the U.S. and investment-grade sector, the high yield sector and the international sector.

PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income.

PUTNAM VT GLOBAL ASSET ALLOCATION FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks a high level of long-term total return consistent with preservation of capital. The fund pursues its goal by investing in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers.

PUTNAM VT GLOBAL EQUITY FUND (formerly Putnam VT Global Growth Fund) -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity investments.

PUTNAM VT GROWTH AND INCOME FUND -- Seeks capital growth and current income. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both.

PUTNAM VT HEALTH SCIENCES FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of companies in the health sciences industries, with a focus on growth stocks. Under normal circumstances, the fund invests at least 80% of its net assets in securities of (a) companies that derive at least 50% of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies Putnam Management thinks have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries.

PUTNAM VT HIGH YIELD FUND -- Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund pursues its goal by investing mainly in bonds that (a) are obligations of U.S. companies, (b) are below investment-grade in quality (junk bonds) and (c) have intermediate to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of its net assets in securities rated below investment grade.

PUTNAM VT INCOME FUND -- Seeks high current income consistent with what Putnam Management believes to be prudent risk. The fund pursues its goal by investing mainly in bonds that (a) are obligations of companies and governments worldwide denominated in U.S. dollars, (b) are either investment-grade or below investment-grade (junk bonds) and (c) have intermediate to long-term maturities (three years or longer).

PUTNAM VT INTERNATIONAL EQUITY FUND (formerly Putnam VT International Growth
Fund) -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of companies outside the United States.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks capital growth. Current income is a secondary objective. The fund pursues its goal by investing mainly in common stocks of companies outside the United States, with a focus on value stocks that offer the potential for income.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks long-term capital appreciation. The fund pursues its goal by investing mainly in common stocks of companies outside the United States, with a focus on growth stocks.

PUTNAM VT INVESTORS FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks long-term growth of capital and any increased income that results from this growth. The fund pursues its goal by investing mainly in common stocks of U.S. companies that

PUTNAM MANAGEMENT BELIEVES HAVE FAVORABLE INVESTMENT POTENTIAL. PUTNAM VT MONEY MARKET FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

PUTNAM VT NEW OPPORTUNITIES FUND -- Seeks long-term capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential.

PUTNAM VT NEW VALUE FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks long-term capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks.

PUTNAM VT OTC & EMERGING GROWTH FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks. Under normal circumstances, the fund invests at least 80% of its net assets in common stocks traded in the over-the-counter ("OTC") market and common stocks of "emerging growth" companies listed on securities exchanges.

16                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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PUTNAM VT UTILITIES GROWTH AND INCOME FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks capital growth and current income. The fund pursues its goal by investing mainly in a combination of U.S. stocks and bonds of companies in the utilities industries that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity and debt investments of companies in the utilities industries.

PUTNAM VT VISTA FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks.

PUTNAM VT VOYAGER FUND -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks.

FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- Seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500(SM) Index.

FIDELITY VIP OVERSEAS PORTFOLIO (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks long-term growth of capital primarily through investments in non-U.S. securities.

INVESTMENT ADVISERS -- The AIM V.I. Mid Cap Core Equity Fund and AIM V.I. Premier Equity Fund are portfolios of A I M Variable Insurance Funds, which is a registered open-end management investment company. A I M Advisors, Inc. serves as the investment adviser for these Funds.

American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Global Small Capitalization Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, and American Funds New World Fund are all part of American Funds Insurance Series. American Funds Insurance Series is a fully managed, diversified, open-end investment company organized as a Massachusetts business trust in 1983. American Funds Insurance Series offers two classes of fund shares: Class 1 shares and Class 2 shares. This policy invests only in Class 2 shares of American Funds Insurance Series. The investment adviser for each of the funds of American Funds Insurance Series is Capital Research and Management Company located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc.

Franklin Small Cap Value Securities Fund and Mutual Shares Securities Fund are all part of the Franklin Templeton Variable Insurance Products Trust. The Franklin Templeton Variable Insurance Products Trust is an open-end managed investment company which was organized as a Massachusetts business trust on April 26, 1988. Franklin Templeton Variable Insurance Products Trust currently offers Class 1 and Class 2 shares. Class 2 shares of each Fund are available in this policy. The investment manager of the Franklin Small Cap Value Securities Fund is Franklin Advisory Services, LLC (Advisory Services) located at One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024. The investment manager of Mutual Shares Securities Fund is Franklin Mutual Advisers, LLC, located at 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078.

Hartford HLS Funds are sponsored and administered by Hartford. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.

Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund are series of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.

Hartford Growth Opportunities HLS Fund and Hartford Value Opportunities HLS Fund are series of Hartford HLS Series Fund II, Inc., which was formerly known as Fortis Series Fund, Inc. Prior to May 1, 2002, these Funds were named, respectively, Growth Stock Series and Value Series.

The shares of each Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this policy.

MFS-Registered Trademark- New Discovery Series and MFS-Registered Trademark-Total Return Series are series of the MFS-Registered Trademark- Variable Insurance Trust(SM). The MFS Variable Insurance Trust(SM) is a professionally managed open-end management investment company. The MFS Variable Insurance Trust(SM) is registered as a Massachusetts business trust. MFS Investment Management-Registered Trademark- serves as the investment adviser to each of the Series of the MFS-Registered Trademark- Variable Insurance Trust(SM). MFS Investment Management-Registered Trademark- is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Putnam Sub-Accounts purchase shares of Putnam Variable Trust, an open-end series investment company with multiple portfolios ("Funds"). Putnam Investment Management, LLC.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
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("Putnam Management") serves as the investment manager for the Funds. Putnam Management is ultimately controlled by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance brokerage and employee benefit consulting.

Fidelity Management & Research Company ("FMR") is the investment adviser for the Fidelity VIP Funds.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the prospectuses for the Funds.

VOTING RIGHTS -- For Sub-Accounts in which you have invested, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to vote the shares held for your benefit by those Sub-Accounts. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions.

ADMINISTRATIVE AND DISTRIBUTION SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative and distribution services and the Funds pay fees to Hartford that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

THE FIXED ACCOUNT

You may allocate amounts to the Fixed Account. The Fixed Account is not a part of the Separate Account, but is a part of our general assets. As such, the Fixed Account (and this description of the Fixed Account) is not subject to the same securities laws as the Separate Account.

The Fixed Account credits at least 3.5% per year. We are not obligated to, but may, credit more than 3.5% per year. If we do, such rates are determined at our sole discretion. You assume the risk that, at any time, the Fixed Account may credit no more than 3.5%.

CHARGES AND DEDUCTIONS
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DEDUCTIONS FROM PREMIUM

Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load and a tax charge. The amount allocated after the deductions is called your Net Premium.

FRONT-END SALES LOAD -- We deduct a front-end sales load from each premium you pay. The current and maximum sales load in policy year 1 is 8%. The current sales load after policy year 1 is 4%. The maximum sales load is 8% in policy years 2 through 20 and 6% thereafter. In Oregon, the current and maximum sales load in policy year 1 is 10%. The current sales load in Oregon after policy year 1 is 6%. The maximum sales load in Oregon is 10% in policy years 2 through 20 and 8% thereafter.

TAX CHARGE -- We deduct a tax charge from each premium you pay. The tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of such charge generally is between 0% and 4%.

DEDUCTIONS FROM ACCOUNT VALUE

MONTHLY DEDUCTION AMOUNTS -- Each month we will deduct an amount from your Account Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:

- the charge for the cost of insurance;

- the monthly administrative charge;

- the mortality and expense risk charge;

- any Face Amount increase fee;

- the charges for additional benefits provided by rider, if any.

We will deduct the Monthly Deduction Amount on a pro rata basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.

ALLOCATION OF CHARGES OPTION -- You may provide us with written instructions to re-direct the deduction of your policy's Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a pro rata basis from each available Sub-Account and the Fixed Account.

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COST OF INSURANCE CHARGE -- The charge for the cost of insurance equals:

- the cost of insurance rate per $1,000, multiplied by

- the amount at risk, divided by

- $1,000.

On any Monthly Activity Date, the amount at risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. The maximum rates that can be charged are on page 3E of the contract. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.

Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured's health.

Because your Account Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your policy's amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, policy loans and changes to the Face Amount.

MONTHLY ADMINISTRATIVE CHARGE -- We deduct a monthly administrative charge from your Account Value to compensate us for issue and administrative costs of the policy. The current monthly administrative charge is $7.50 for initial Face Amounts of $100,000 and above. The current charge for initial Face Amounts below $100,000 is $10 per month. The maximum administrative charge is $10 per month for all initial Face Amounts.

MORTALITY AND EXPENSE RISK CHARGE -- We deduct a mortality and expense risk charge each month from your Account Value. There are two components to the mortality and expense risk charge. Part of the charge is assessed according to your Account Value attributable to the Sub-Accounts, and the other part is assessed based on the initial Face Amount of your policy. The mortality and expense risk charge each month is equal to the sum of (a) and (b) where

(a) equals:

- the monthly accumulated value mortality and expense risk rate; multiplied by

- the sum of your accumulated values in the Sub-Accounts on the Monthly Activity Date, prior to assessing the Monthly Deduction Amount.

and

(b) equals:

- the monthly mortality and expense risk rate per $1,000; multiplied by

- the initial Face Amount; divided by

- $1,000.

During the first 10 years, the current and maximum accumulated value mortality and expense risk rate is 1/12 of 0.75% per month. During years 11 to 20, the current rate is 1/12 of 0.25% per month and the maximum rate is 1/12 of .50% per month. After the 20th year the current and maximum rate is 0.00%.

During the first 10 years, the Face Amount mortality and expense risk rate per $1,000 of initial Face Amount is individualized based on the Insured's initial Face Amount, issue age, sex, and insurance class. The charge is on page 3A of the contract. Thereafter, there is no charge.

The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Hartford may keep any difference between the cost it incurs and the charges it collects.

FACE AMOUNT INCREASE FEE -- We deduct a dollar amount from your Account Value for an unscheduled increase of the Face Amount on your policy. We deduct the fee each month for twelve months after the increase. The fee is a per $1,000 amount that varies by the attained age of the Insured. The monthly increase per 1,000 is on page 3C of the contract.

RIDER CHARGE -- If your policy includes riders, a charge applicable to the riders is made from the Account Value each month. The charge applicable to these riders is to compensate Hartford for the anticipated cost of providing these benefits and is specified on the applicable rider. The maximum charge for any rider chosen is shown on page 3 of the contract. For a description of the riders available, see "Your Policy -- Optional Supplemental Benefits."

SURRENDER CHARGE -- During the first 9 policy years, surrender charges will be deducted from your Account Value if:

- you surrender your policy;

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   19
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- you decrease the Face Amount to an amount lower than it has ever been; or

- you take a withdrawal that causes the Face Amount to fall below the lowest previous Face Amount.

The amount of surrender charge is individualized based on the Insured's age, sex, and insurance class on the date of issue. The surrender charges by policy year are in the contract. The charge compensates us for expenses incurred in issuing the policy and the recovery of acquisition costs. Hartford may keep any difference between the cost it incurs and the charges it collects. For partial surrender charges applicable to a decrease in the Face Amount or withdrawal, see "Unscheduled Increases and Decreases in the Face Amount."

CHARGES FOR THE FUNDS

The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

YOUR POLICY
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CONTRACT RIGHTS

POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while the insured is alive and no beneficiary has been irrevocably named.

BENEFICIARY -- You name the beneficiary in your application for the policy. You may change the beneficiary (unless irrevocably named) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.

ASSIGNMENT -- You may assign your policy. Until you notify us in writing, no assignment will be effective against us. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

- the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, monthly deduction amounts and any loans since your last statement;

- the amount of any Indebtedness;

- any notifications required by the provisions of your policy; and

- any other information required by the Insurance Department of the state where your policy was delivered.

RIGHT TO EXAMINE A POLICY -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your "free look" period. Your "free look" period begins on the day you get your policy and ends ten days after you get it (or longer in some states). In such event, the policy will be rescinded and we will pay an amount equal to the greater of the premiums paid for the policy less any Indebtedness or the sum of: the Account Value less any Indebtedness, on the date the returned policy is received by us or the agent from whom it was purchased; and, any deductions under the policy or charges associated with the Separate Account. If your policy is replacing another policy, your "free look" period and the amount paid to you upon the return of your policy vary by state.

CONTRACT LIMITATIONS

ALLOCATIONS TO SUB-ACCOUNTS AND THE FIXED ACCOUNT -- You may allocate amounts to a maximum of nine (9) Sub-Accounts, or eight (8) Sub-Accounts and the Fixed Account.

TRANSFERS OF ACCOUNT VALUE -- You may transfer amounts among the Fixed Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may be made by your agent of record or by your attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.

You may make one transfer per calendar month free of charge, excluding any transfers made pursuant to your enrollment in the Dollar Cost Averaging Program. Each subsequent transfer in excess of one per calendar month will be subject to a transfer charge of up to $25. We reserve the right to limit at a future date the size of transfers and remaining balances and to limit the number and frequency of transfers.

LIMITATIONS ON TRANSFER OF ACCOUNT VALUES -- This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in international arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in Fund pricing should not purchase this policy. These abusive or disruptive transfers can have an adverse impact on management of a Fund, increase Fund expenses and affect Fund performance.

Hartford has a policy for transfers between Sub-Accounts, which is designed to protect Policy Owners from abusive or disruptive trading activity:

- You may submit 20 Sub-Account transfers each policy year for each policy by U.S. Mail, telephone, or facsimile.

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- Once these 20 Sub-Account transfers have been executed, you may submit any additional Sub-Account transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

We will apply the procedure to your policy during each policy year.

The underlying Funds are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of older Contracts, we currently only have the ability to restrict transfers into certain Funds and to limit the total Contract Value invested in any one Fund. The effect on you may include higher transaction costs or lower performance.

ABUSIVE TRANSFERS -- Regardless of the number of transfers you have made, we will monitor Sub-Account transfers and we may terminate your transfer privileges until the anniversary of your next policy date if we determine that you are engaging in a pattern of transfers that is disadvantageous or potentially harmful to other Policy Owners. We will consider the following factors:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;

- the number of transfers completed in the current calendar quarter; or

- whether the transfer is part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies.

After your 20th transfer, or after any time we determine that you are engaging in a pattern of abusive transfers, we will send you a letter notifying you that your transfer privileges have been restricted or terminated, as applicable, until the anniversary of your next policy date.

None of these restrictions are applicable to Sub-Account transfers made under a Dollar Cost Averaging Program or other systematic transfer program.

We will continue to monitor transfer activity and Hartford may modify these restrictions at any time.

TRANSFERS FROM THE FIXED ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each policy anniversary, and, the maximum amount transferred in any Policy Year will be the greater of $1,000 or 25% of the Accumulated Value in the Fixed Account on the date of the transfer.

DEFERRAL OF PAYMENTS -- We may defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. If we defer payment for more than 30 days, we will pay you interest.

CHANGES TO CONTRACT OR
SEPARATE ACCOUNT

MODIFICATION OF POLICY -- The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/ or the Separate Account may result in a charge against the policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

OTHER BENEFITS

DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. If you choose the DCA program, your Net Premiums will be deposited into the Hartford Money Market HLS Fund Sub-Account or the Fixed Account. Amounts will be transferred monthly to the other investment options in accordance with your premium allocation instructions. The dollar amount will be allocated to the investment options that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.

You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment options at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   21
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accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against loss in a declining market.

OPTIONAL SUPPLEMENTAL BENEFITS -- The optional supplemental benefits discussed below are among the options that may be included in a policy by rider, subject to the restrictions and limitations set forth in the rider. The cost for any optional rider you select depends on the issue age, sex, and risk class of the person insured under the policy and the amount of benefit provided by the rider. The maximum cost for the rider will be stated in your policy on the policy specifications pages.

ESTATE TAX REPEAL BENEFIT RIDER -- This rider allows you to terminate the policy and receive the policy's Account Value without paying applicable Surrender Charges, if there is no federal Estate Tax law in effect during 2011 and we receive your surrender request during the month of January 2011. The amount you receive under this rider is reduced by any outstanding Indebtedness. There is no additional charge for this rider.

WAIVER OF SPECIFIED AMOUNT DISABILITY BENEFIT RIDER -- In the event the person insured by the policy becomes totally disabled, we will credit the policy with an amount equal to the benefit defined in your policy for as long as the insured remains totally disabled. The charge for this rider will continue to be deducted from the Account Value during the total disability of the person insured by the policy until the rider terminates.

TERM INSURANCE RIDER -- We will pay the term life insurance benefit upon receipt of proof of death of the insured. You can add the Term Insurance Rider to your policy to increase its Face Amount. Your current charges for your policy with the Term Insurance Rider will be lower than the current charges that you would pay for a single policy with an equal Face Amount. However, the Term Insurance Rider is not covered by your policy's No-Lapse Guarantee.

ACCIDENTAL DEATH BENEFIT RIDER -- This rider provides additional insurance coverage in the event of the accidental death of the insured.

DEDUCTION AMOUNT WAIVER RIDER -- We will waive the Monthly Deduction Amount if the insured becomes totally disabled.

- ENHANCED NO-LAPSE GUARANTEE RIDER -- This rider lets you to choose a longer No-Lapse Guarantee Period. We call the longer No-Lapse Guarantee Period that you may choose with this rider the "Extended No-Lapse Guarantee Period". This rider also gives you an Additional No-Lapse Protection Benefit.

  Your policy already has a No-Lapse Guarantee. That No-Lapse Guarantee is available as long as:

  - Your policy is in what we call the No-Lapse Guarantee Period. The No-Lapse Guarantee Period is the lesser of 10 years from your policy's effective date or until the insured is age 80; and

  - On each Monthly Activity Date during that period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, equal or exceed an amount we call the Cumulative No-Lapse Guarantee Premium.

  The Cumulative No-Lapse Guarantee Premium is the premium required to maintain the No-Lapse Guarantee. We calculate it on each Monthly Activity Date. When we issue your policy, the Cumulative No-Lapse Guarantee Premium is the No-Lapse Guarantee Premium shown on your policy's specifications page. We call it "cumulative" because on each new Monthly Activity Date it is the previous Monthly Activity Date's Cumulative No-Lapse Guarantee Premium plus the No-Lapse Guarantee Premium shown on your policy's specifications page.

  If the No-Lapse Guarantee is available and you fail to pay the required premium as defined in your lapse notice by the end of the policy grace period, the No-Lapse Guarantee will then go into effect. The policy will remain in force, however:

  - All riders will terminate;

  - The Death Benefit Option becomes Level;

  - The Death Benefit will equal the current Face Amount; and

  - Any future scheduled Increases in the Face Amount will be canceled.

  The No-Lapse Guarantee terminates at the end of the No-Lapse Guarantee Period. Also, if premiums paid less Indebtedness and less withdrawals from your policy are less than the Cumulative No-Lapse Guarantee Premium, the No-Lapse Guarantee goes into default and will terminate unless we receive sufficient premium within 61 days.

  If you want to know more about the policy's No-Lapse Guarantee you should read about it in the Lapse and Reinstatement section of the prospectus.

  The Enhanced No-Lapse Guarantee Rider lets you choose an Extended No-Lapse Guarantee Period. You may choose an Extended No-Lapse Guarantee Period that is for the life of your policy or you may choose one of the Extended No-Lapse Guarantee Periods described below:

  - If the insured is age 70 or younger, you may choose an Extended No Lapse Guarantee Period that is the lesser of 20 years or until the insured is age 80.

  - If the insured is older than age 70, you may choose an Extended No Lapse Guarantee Period that is the lesser of 10 years or until the insured is age 90.

  If the Extended No-Lapse Guarantee is available and you fail to pay the required premium as defined in your lapse notice by the end of the policy grace period, the Extended No-Lapse

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  Guarantee will then go into effect. The policy will remain in force, however:

  - All riders (other than the Enhanced No-Lapse Guarantee Rider) will terminate;

  - The Death Benefit Option becomes Level;

  - The Death Benefit will equal the current Face Amount; and

  - Any future scheduled Increases in the Face Amount will be canceled.

  The Enhanced No-Lapse Guarantee Rider also gives you the Additional No-Lapse Protection Benefit. The Additional No-Lapse Protection Benefit guarantees that your policy will remain in force if the Extended No-Lapse Guarantee terminates.

  The Extended No-Lapse Guarantee terminates at the end of the Extended No-Lapse Guarantee Period. Also, if premiums paid less Indebtedness and less withdrawals from your policy are less than the Cumulative No-Lapse Guarantee Premium, the Extended No-Lapse Guarantee goes into default and will terminate unless we receive sufficient premium within 61 days.
  The Additional No-Lapse Protection Benefit is available for a period of time we call the Additional No-Lapse Protection Benefit Period, unless it is terminated earlier.

  The Additional No Lapse Protection Benefit Period is equal to the length of time your policy would remain in force if your policy's Account Value less any Indebtedness was credited with interest at a rate of 4.5% per year and subject to all applicable charges at the maximum rates. The beginning Account Value for this calculation is the Account Value on the date the Extended No-Lapse Guarantee goes into default or terminates, whichever is earlier.

  We will send you a notice when the Extended No Lapse Guarantee terminates, telling you how long your Additional No Lapse Protection Benefit Period will be.

  The Additional No Lapse Protection Benefit terminates at the end of the Additional No Lapse Protection Benefit Period. It also terminates if you take a loan or withdrawal from your policy, change the Death Benefit Option from Option A to Option B, increase your policy's Face Amount, add any Optional Supplemental Benefit or increase an Optional Supplemental Benefit during the Additional No Lapse Protection Benefit Period.

  You may only elect this Enhanced No Lapse Guarantee Rider at the time you purchase your policy. The charge for this rider is based on your policy's Face Amount.

Riders may not be available in all states.

SETTLEMENT OPTIONS -- Proceeds under your policy may be paid in a lump sum or may be applied to one of our four settlement options. The minimum amount that may be placed under a settlement option is $5,000 (unless we consent to a lesser amount), subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. If a payment option is not selected, proceeds will be paid in a lump sum. Your beneficiary may choose a settlement option.

FIRST OPTION -- INTEREST INCOME

 - Payments of interest at the rate we declare (but not less than 3% per year) on the amount applied under this option.

SECOND OPTION -- INCOME OF FIXED AMOUNT

 - Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3% per year) is exhausted. The final payment will be for the balance remaining.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

 - An amount payable monthly for the number of years selected, which may be from one to 30 years.

FOURTH OPTION -- LIFE INCOME

 - LIFE ANNUITY -- An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant.

 - LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.

The policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the four payment options. Under the Fourth Option, the amount of each payment will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, we may make payments less often.

The table for the Fourth Option is based on the 1983a Individual Annuity Mortality Table, set back one year and with a net investment rate of 3% per annum. The tables for the First, Second and Third Options are based on a net investment rate of 3% per annum. We may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

Other arrangements for income payments may be agreed upon.

BENEFITS AT MATURITY -- The scheduled maturity date is the last date on which you may elect to make premium payments. Unless you elect to continue the policy beyond this date, the policy will terminate and any Cash Surrender Value will be paid to you.

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If elected, the policy may continue in force after the scheduled maturity date if (a) the policy was in force on the scheduled maturity date; and (b) the owner of the policy (including any assignee of record) agrees in writing to this continuation.

At the scheduled maturity date:

- the death benefit will be reduced to the Account Value;

- the Account Value, if any, will continue to fluctuate with investment performance;

- any loans will continue to accrue interest and become part of Indebtedness;

- no future Monthly Deduction Amounts will be deducted; and

- no further premium payments will be accepted.

All additional benefits provided by rider will deem to have terminated at the scheduled maturity date.

Otherwise, the policy will terminate on the scheduled maturity date.

CLASS OF PURCHASERS

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

PREMIUMS
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APPLICATION FOR A POLICY -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds age 85 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent. The minimum initial premium is the amount required to keep the policy in force for one month, but not less than $50.

Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. The policy date is the date used to determine all future cyclical transactions on the policy, such as Monthly Activity Date and policy years.

PREMIUM PAYMENT FLEXIBILITY -- You have flexibility as to when and in what amounts you pay premiums. Prior to policy issue, you can choose a planned premium, within a range we determined, based on the Face Amount and the insured's sex (except where unisex rates apply), issue age and risk classification. We will send you premium notices for planned premium. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premium payments automatically deducted monthly from your checking account. The planned premium and payment mode you select are shown on your policy's specifications page. You may change the planned premium at any time, subject to our minimum amount rules then in effect.

After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Account Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the Monthly Deduction Amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, "Lapse and Reinstatement."

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

- The minimum premium that we will accept is $50 or the amount required to keep the policy in force.

- We reserve the right to refund any excess premiums that would cause the policy to fail to meet the definition of life insurance under the Internal Revenue Code.

- We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.

- Any premium payment in excess of $1,000,000 is subject to our approval.

ALLOCATION OF PREMIUM PAYMENTS -- The initial Net Premium (and any additional Net Premiums received by us before the end of the right to examine period) will be allocated to the Hartford Money Market HLS Fund Sub-Account on the later of the policy date or the date we receive the initial premium payment. We will then allocate the value in the Hartford Money Market HLS Fund Sub-Account to the Fixed Account and the Sub-Accounts according to the premium allocation specified in the policy application upon the expiration of the right to examine policy period, or the date we receive the final requirement to put the policy in force, whichever is later.

You may change your premium allocation upon request in writing. Subsequent Net Premiums will be allocated to the Fixed Account and the Sub-Accounts according to your most recent written instructions as long as the number of investment choices you are allocated to does not exceed nine (9), and the percentage you allocate to each Sub-Account and/or the Fixed Account is in whole percentages. If we receive a premium payment with a premium allocation instruction that does not comply with the above rules, we will allocate the Net Premium pro rata based on the values of your existing investment choices.

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You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for such policy.

ACCUMULATION UNITS -- Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.

The number of accumulation units in each Sub-Account to be credited to a policy (including the initial allocation to the Hartford Money Market HLS Fund Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.

ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a policy, (i.e., with respect to determining Account Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment) will be made on the date the request or payment is received by us at the National Service Center, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

ACCOUNT VALUES -- Each policy will have an Account Value. There is no minimum guaranteed Account Value.

The Account Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.

A policy's Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy's Account Value equals the policy's value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy's Cash Value is equal to the Account Value less any applicable surrender charges. A policy's Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See "Accumulation Unit Values," above.

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.

DEATH BENEFITS AND POLICY VALUES
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DEATH BENEFIT -- Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the insured. Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of the insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. The death benefit depends on the death benefit option you select.

DEATH BENEFIT OPTIONS -- There are three death benefit options: the Level Death Benefit Option ("Option A"), the Return of Account Value Death Benefit Option ("Option B") and the Return of Premium Death Benefit Option ("Option C"). Subject to the minimum death benefit described below, the death benefit under each option is as follows:

- Under Option A, the current Face Amount.

- Under Option B, the current Face Amount plus the Account Value.

- Under Option C, the current Face Amount plus the sum of premiums paid. However, it will be no more than the current Face Amount plus the Option C limit, which is currently $5 million.

OPTION CHANGE -- You may change your death benefit option by notifying us in writing. Any change will become effective on the Monthly Activity Date following the date we receive your

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   25
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request. If you elect to change to Option A, the Face Amount will become that amount available as a death benefit immediately prior to such option change. If you elect to change to Option B, the Face Amount will become the amount available as a death benefit immediately prior to such option change, minus the then-current Account Value. Changing your death benefit option may result in a Surrender Charge. You should consult a tax adviser regarding the possible adverse tax consequences resulting from a change in your death benefit option. We reserve the right to require evidence of insurability satisfactory to us before a change in your death benefit option becomes effective.

MINIMUM DEATH BENEFIT -- The policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the policy year and insured's issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your policy.

EXAMPLES OF MINIMUM DEATH BENEFIT

                                    A          B
--------------------------------------------------------
 Face Amount                     $100,000   $100,000
--------------------------------------------------------
 Account Value                     46,500     34,000
--------------------------------------------------------
 Specified Percentage                250%       250%
--------------------------------------------------------
 Death Benefit Option               Level      Level
--------------------------------------------------------

In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. We deduct a dollar amount from your Account Value for an unscheduled increase of the Face Amount of your policy. We deduct the fee each month for twelve months after the increase. The fee is a per $1,000 amount that varies by the attained age of the insured.

A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must not be less than that specified in our minimum rules then in effect. If during the surrender charge period, you decrease your Face Amount to an amount lower than it has ever been, a partial surrender charge will be assessed.

The surrender charge assessed will be:

- the surrender charge applicable to the then current policy year, if any; multiplied by

- the percentage described below.

The percentage will be determined by:

- subtracting the new Face Amount from the lowest previous Face Amount; and

- dividing that difference by the lowest previous Face Amount.

The surrender charge assessed will be deducted from your Account Value on the Monthly Activity Date on which the decrease becomes effective. We will also reduce the surrender charges applicable to future policy years and provide you a revised schedule of surrender charges.

CHARGES AND POLICY VALUES -- Your policy values decrease due to the deduction of policy charges. Policy values may increase or decrease depending on investment performance. Investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your account value may have an effect on your death benefit. If your policy lapses, the policy terminates and no death benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY
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SURRENDER -- Provided your policy has a Cash Surrender Value, you may surrender your policy to us. We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date of your request for surrender, or the date you request to have your policy surrendered, if later.

WITHDRAWALS -- One withdrawal is allowed per calendar month. Withdrawals may be subject to a surrender charge, see "Surrender Charge." You may request a withdrawal in writing. The minimum withdrawal allowed is $500. The maximum partial withdrawal is the Cash Surrender Value, minus $1,000. If the

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death benefit option then in effect is Option A or Option C, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. You may be assessed a charge of up to $10 for each partial withdrawal.

LOANS
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AVAILABILITY OF LOANS -- At any time while the policy is in force, you may borrow against the policy by assigning it as sole security to us. Any new loan taken together with any existing Indebtedness may not exceed the Cash Surrender Value on the date we grant a loan. The minimum loan amount that we will allow is $500.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the policy will then go into default. See "Lapse and Reinstatement."

PREFERRED INDEBTEDNESS -- If, at any time after the tenth (10th) policy anniversary, your Account Value exceeds the total of all premiums paid since issue, a portion of your Indebtedness may qualify as preferred. Preferred Indebtedness is charged a lower interest rate than non-preferred Indebtedness, if any. The maximum amount of preferred Indebtedness is the amount by which the Account Value exceeds the total premiums paid and is determined on each Monthly Activity Date.

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your policy is in force and the insured is alive. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 3.5%.

INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, any difference between the value of the Loan Account and the Indebtedness will be transferred on each Monthly Activity Date from the Fixed Account and Sub-Accounts to the Loan Account on a pro rata basis.

POLICY LOAN RATES -- The table below shows the interest rates we will charge on your Indebtedness.

                                           INTEREST RATE
                          PORTION OF          CHARGED
 DURING POLICY YEARS     INDEBTEDNESS    EQUALS 3.5% PLUS:
----------------------------------------------------------
        1-10                 All                2%
----------------------------------------------------------
    11 and later          Preferred             0%
                        Non-Preferred           1%
----------------------------------------------------------

LAPSE AND REINSTATEMENT
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LAPSE AND GRACE PERIOD -- During the first three policy years, your policy will be in default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount.

During the fourth policy year and thereafter, your policy will be in default on any Monthly Activity Date if the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount.

A 61-day "Grace Period" will begin from the date of any policy default. Upon default, we will mail you and any assignee written notice of the amount of premium that will be required to continue the policy in force. The premium required will be no greater than the amount required to pay three Monthly Deduction Amounts as of the date the Policy Grace period began. If the No-Lapse Guarantee is available and sufficient premium has not been paid by the end of the Grace Period, the death benefit option will become level, any policy riders will terminate and any future unscheduled increases are cancelled. If the insured dies during the Grace Period, we will pay the death proceeds.

NO-LAPSE GUARANTEE DEFAULT AND GRACE PERIOD -- On every Monthly Activity Date during the No-Lapse Guarantee period, we will compare the cumulative premium payments received, less Indebtedness and less withdrawals, to the Cumulative No-Lapse Guarantee Premium.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
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If the cumulative premium payments received, less Indebtedness and less withdrawals, are less than the Cumulative No-Lapse Guarantee Premium, the No-Lapse Guarantee will be deemed to be in default as of that Monthly Activity Date and the No-Lapse Guarantee Grace Period will begin. We will mail you and any assignee written notice of the amount of premium required to continue the No-Lapse Guarantee.

The No-Lapse Guarantee will be removed from the policy at the end of the No-Lapse Guarantee Grace Period if we have not received the amount of premium required to continue such guarantee.

NO-LAPSE GUARANTEE -- The policy will remain in force at the end of the policy Grace Period as long as the No-Lapse Guarantee is available, as described below.

The No-Lapse Guarantee is available as long as:

- the policy is in the No-Lapse Guarantee Period; and

- on each Monthly Activity Date during that period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, equal or exceed an amount known as the Cumulative No-Lapse Guarantee Premium.

The length of the No-Lapse Guarantee Period is the lesser of 10 years from your policy's effective date and to age 80. Some states may limit the maximum length of the No-Lapse Guarantee Period. In Massachusetts, Texas and Florida, the maximum length of the No-Lapse Guarantee Period is five (5) years. The No-Lapse Guarantee is not available in New Jersey and Maryland. In Illinois, this provision is referred to as the "Policy Coverage Protection Benefit." The Cumulative No-Lapse Guarantee Premium is the premium required to maintain the No-Lapse Guarantee.

If the No-Lapse Guarantee is available and you fail to pay the required premium as defined in your lapse notice by the end of the policy grace period, the No-Lapse Guarantee will then go into effect. The policy will remain in force, however:

- all riders will terminate;

- the Death Benefit Option becomes Level;

- the Death Benefit will equal the current Face Amount; and

- any future scheduled Increases in the Face Amount will be canceled.

As long as the policy remains in default and the No-Lapse Guarantee is available, the No-Lapse Guarantee will remain in effect on each subsequent Monthly Activity Dates. You may be required to make premium payments to keep the No-Lapse Guarantee available, as described above.

If during the No-Lapse Guarantee Period, the Face Amount is increased or decreased, or riders are added or increased, deleted or reduced, a new monthly No-Lapse Guarantee Premium will be calculated. We will send you a notice of the new Monthly No-Lapse Guarantee Premium, which will be used in calculating the Cumulative No-Lapse Guarantee Premium in subsequent months.

REINSTATEMENT -- Prior to the death of the insured, a policy may be reinstated prior to the maturity date, provided such policy has not been surrendered for cash, and provided further that:

- You request reinstatement in writing within five years after termination;

- You submit satisfactory evidence of insurability to us;

- any Indebtedness existing at the time the policy was terminated is repaid or carried over to the reinstated policy; and

- You pay a premium sufficient to cover (a) all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (b) the sum of Monthly Deduction Amounts for the next three months after the date the policy is reinstated.

The Account Value on the reinstatement date equals:

- the Cash Value at the time of policy termination; plus

- net Premiums derived from premiums paid at the time of policy reinstatement; minus

- the Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus

- the Surrender Charge at the time of policy reinstatement. The Surrender Charge is based on the duration from the original policy date.

FINANCIAL STATEMENTS

Financial statements of the Separate Account and Hartford may be found in the Statement of Additional Information. To receive a copy of the Statement of Additional information free of charge, call your representative or write to us at:

Hartford Life and Annuity Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

FEDERAL TAX CONSIDERATIONS
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GENERAL

Since federal tax law is complex, the tax consequences of purchasing this policy will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this policy is right for you.

Our general discussion of the tax treatment of this policy is based on our understanding of federal income tax laws as they are

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currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this policy cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this policy. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

TAXATION OF HARTFORD AND THE
SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford, which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policy.

We do not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If we incur income taxes attributable to the Separate Account or determine that such taxes will be incurred, we may assess a charge for such taxes against the Separate Account.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the Beneficiary. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the
Section 7702 requirements.

There is some uncertainty as to the proper determination of the premium limits for purposes of section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such changes.

There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The Maturity Date Extension Rider allows a policy owner to extend the maturity date to the date of the death of the insured. If the maturity date of the policy is extended by rider, we believe that the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in a policy owner's Investment Value is generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If the policy is surrendered or matures, the amount received will be includable in the policy owner's income to the extent that it exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a surrender, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously under the policy to the extent such amounts received were excluded from gross income. Whether partial withdrawals (or loan or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in
Section 7702A(c). A modified endowment contract ("MEC") is a life

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   29
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insurance policy that either: (i) satisfies the Section 7702 definition of a life insurance contract, but fails the seven-pay test of Section 7702A or
(ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in
Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, if there is a reduction in benefits under the policy within any seven-year test period, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the start of the seven-year test period. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.

ESTATE, GIFT AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the policy. If the policy owner was not the insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repealed the federal estate tax and replaced it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the unified credit exemption amount. For 2003, the maximum estate tax rate is 49% and the unified credit exemption amount is $1,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

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DIVERSIFICATION REQUIREMENTS

The Code requires that investments supporting your policy be adequately diversified. Code Section 817 provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all policies subject to the diversification requirements in a manner that will maintain adequate diversification.

OWNERSHIP OF THE ASSETS IN THE
SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the policy owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the policy owner, such as the ability to select and control investments in a separate account, will cause the policy owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. We reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of assets in the separate account.

LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS

In January 2002, the IRS issued Notice 2002-8 concerning guidance on the federal tax treatment of split-dollar arrangements funded with life insurance contracts. Notice 2002-8 revoked Notice 2001-10, and announced that the IRS intended to provide comprehensive guidance on such arrangements in the form of proposed regulations that would be effective only for arrangements entered into after the date such regulations are published in final form. Notice 2002-8 outlined the rules expected in such proposed regulations, and provided revised interim guidance for determining the value of current life insurance protection that is provided in such arrangements, or in certain tax-qualified retirement arrangements, pending further IRS guidance and consideration of public comments requested by the IRS on Notice 2002-8.

Notice 2002-8 indicates that the proposed regulations are expected to require that the parties to a split-dollar arrangement be taxed under one of two mutually exclusive regimes. Under one regime, the economic benefits of such an arrangement generally would be treated as transfers to the benefited party, which could be subject to taxation under the rules of Code Section 61 or 83. Under the second regime, payments under the arrangement by its sponsor (e.g., an employer) generally would be treated as a series of loans to the benefited party, which could be subject to the rules, where applicable, of Code
Section 7872

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   31
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(relating to below-market-interest-rate loans) or Code Sections 1271-1275 (relating to original issue discount). In an employment-related arrangement, the proposed regulations are expected to provide that which regime applies is determined by which party is formally designated as the owner of the life insurance contract (i.e., the first regime applies if the employer is designated as such owner, and the second regime applies if the employee is designated as such owner). The same principles are expected to govern the tax treatment of split-dollar arrangements in other contexts, e.g., gift or corporate-shareholder contexts.

For arrangements entered into before the publication of final regulations, Notice 2002-8 provided some limited safe harbors from certain types of adverse tax treatment under certain circumstances, and stated that taxpayers may rely on the Notice (including a reasonable application of its outlined proposed rules) or on Notice 2001-10. Otherwise, Notice 2002-8 was unclear as to how current rules would apply to such arrangements, and stated that no inference should be drawn from the Notice regarding the appropriate tax treatment of such arrangements.

In July 2002 the IRS proposed the regulations referred in Notice 2002-8, and these regulations confirm that generally they would be effective only for arrangements entered into (or "materially modified") after the date on which these regulations are published in final form. The proposed regulations would define a "split-dollar life insurance arrangement" broadly to include (with certain exceptions) any arrangement between 2 or more parties involving a life insurance policy, where either (1) at least one party is entitled to recover any portion of the policy's premiums from the policy proceeds (e.g., as security for a loan to make a premium payment); or (2) the arrangement is entered into in connection with performance of services, and the employer (or recipient of services) pays directly or indirectly any portion of the premiums, and the beneficiary of any death benefit amount is designated by the employee (or service provider) or is any person whom such service provider would reasonably be expected to designate as the beneficiary; or (3) the arrangement is entered into between a corporation and one of its shareholders, and the corporation pays directly or indirectly any portion of the policy's premiums, and the beneficiary of any death benefit amount is designated by the shareholder or is any person whom such shareholder would reasonably be expected to designate as the beneficiary.

These proposed regulations also have rules that generally would designate only one party as the "owner" of such a policy for tax purposes, and then would require that the parties be taxed under one of two mutually exclusive regimes (i.e., an "economic benefit" regime or a "loan" regime), generally based on which party is this tax "owner." Under the economic benefit regime, the tax "owner" (e.g., an employer who provides an employee with rights in the policy under an endorsement to the policy) is treated generally as providing taxable economic benefits to a "non-owner." Under the loan regime, the tax "owner" (e.g., an employee who secures the rights of an employer to recover its premium payments or other advances with a collateral assignment of the policy) is treated generally as receiving one or more loans from a "non-owner" (e.g., for one or more premium payments on such "owner's" policy). Such a loan would be subject to rules under Code Section 7872 for loans that do not have a fair market value rate of interest. These proposed regulations also would require that the parties fully and consistently account for all amounts under either regime, and would provide for comparable or collateral rules for donor/donee and corporations/shareholder arrangements.

Consequently, if you are currently a party to any such arrangement or are considering participating in such an arrangement, it would be advisable for you to consult with a qualified tax advisor concerning the tax treatment of such an arrangement.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

32                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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LEGAL PROCEEDINGS

There are no material legal proceedings pending to which the Separate Account is a party.

Hartford Life Insurance Company ("Hartford Life"), which is the parent company of Hartford Life and Annuity Insurance Company, is or may become involved in various legal actions, in the normal course of its business, in which claims for alleged economic and punitive damages have been or may be asserted, some for substantial amounts. Some of the pending litigation has been filed as purported class actions and some actions have been filed in certain jurisdictions that permit punitive damage awards that are disproportionate to the actual damages incurred. Although there can be no assurances, at the present time, Hartford Life does not anticipate that the ultimate liability arising from potential, pending or threatened legal actions, after consideration of provisions made for estimated losses and costs of defense, will have a material adverse effect on the financial condition or operating results of Hartford Life.

On March 15, 2002, a jury in the U.S. District Court for the Eastern District of Missouri issued a verdict in Bancorp Services, LLC ("Bancorp") v. Hartford Life Insurance Company, et al. in favor of Bancorp in the amount of $118 million. The case involved claims of patent infringement, misappropriation of trade secrets, and breach of contract against Hartford Life and its affiliate International Corporate Marketing Group, Inc. ("ICMG"). The judge dismissed the patent infringement claim on summary judgment. The jury's award was based on the last two claims. On August 28, 2002, the Court entered an order awarding Bancorp prejudgment interest on the breach of contract claim in the amount of $16 million.

Hartford Life and ICMG have appealed the judgement on the trade secret and breach of contract claims. Bancorp has cross-claimed the pre-trial dismissal of its patent infringement claim. Hartford Life's management, based on the opinion of its legal advisors, believes that there is a substantial likelihood that the jury award will not survive at its current amount. Based on the advice of legal counsel regarding the potential outcome of this litigation, Hartford Life recorded an $11 million after-tax charge in the first quarter of 2002 to increase litigation reserves associated with this matter. Should Hartford Life and ICMG not succeed in eliminating or reducing the judgment, a significant additional expense would be recorded in the future related to this matter.

On March 16, 2003, a final decision and award was issued in an arbitration between Hartford Life and one of its primary reinsurers relating to policies with death benefit guarantees written from 1994 to 1999. The arbitration involved alleged breaches under the reinsurance treaties. Although Hartford Life believed that its position in this arbitration was strong, an adverse outcome could have resulted in a decrease to Hartford Life's statutory surplus and capital and could have potentially increased the death benefit costs incurred by Hartford Life in the future. Under the terms of the final decision and award, the reinsurer's reinsurance obligations to Hartford Life were not limited or reduced in any manner and, as a result, are left unchanged.

Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary, Hartford Life Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.

INDEPENDENT PUBLIC ACCOUNTANTS -- We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of Hartford Life and Annuity Insurance Company for the years ending December 31, 2000 and December 31, 2001 and of the Separate Account for the year ended December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its reports included herein.

GLOSSARY OF SPECIAL TERMS
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ACCOUNT VALUE: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.

CASH SURRENDER VALUE: the Cash Value less all Indebtedness.

CASH VALUE: the Account Value less any applicable Surrender Charges.

CUMULATIVE NO-LAPSE GUARANTEE PREMIUM: the premium required to maintain the No-Lapse guarantee. Initially, the Cumulative No-Lapse Guarantee Premium is the No-Lapse Guarantee Premium. On each Monthly Activity Date thereafter, the Cumulative No-Lapse Guarantee Premium is: (a) the Cumulative No-Lapse Guarantee Premium on the previous Monthly Activity Date; plus (b) the current No-Lapse Guarantee Premium.

FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.

FIXED ACCOUNT: part of our general account to which all or a portion of the Account Value may be allocated.

FUNDS: the registered open-end management companies in which assets of the Separate Account may be invested.

INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.

LOAN ACCOUNT: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   33
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loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.

MATURITY DATE: The date on which your policy matures and your policy terminates.

MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

NET PREMIUM: the amount of premium credited to Account Value. It is premium paid minus the sales load and tax charge.

NO-LAPSE GUARANTEE PREMIUM: the amount of monthly premium required to keep the No-Lapse guarantee available, as shown in the policy's specifications page, and used to calculate the Cumulative No-Lapse Guarantee Premium.

SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.

SUB-ACCOUNT: a subdivision of the Separate Account.

SURRENDER CHARGE: a charge that may be assessed if you surrender your policy or the Face Amount is decreased.

VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading.

WE, US, OUR: Hartford Life and Annuity Insurance Company.

YOU, YOUR: the owner of the policy.

34                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-231-5453 to ask us questions, or to receive a copy of the Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it. You can contact your financial adviser for a personalized illustration of policy fees and charges, free of charge.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 450 Fifth Street, NW, Washington, DC 20549-0102. Copies of documents filed with the SEC may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section. Please call the SEC at 202-942-8090 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.

811-07329

                                    PART B

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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STATEMENT OF ADDITIONAL INFORMATION
STAG PROTECTOR VARIABLE UNIVERSAL LIFE SERIES I
SEPARATE ACCOUNT VL I
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.

DATE OF PROSPECTUS: DECEMBER 15, 2003
DATE OF STATEMENT OF ADDITIONAL INFORMATION: DECEMBER 15, 2003

2                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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TABLE OF CONTENTS

                                                              PAGE
                                                              ----
GENERAL INFORMATION AND HISTORY                                    3
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SERVICES                                                           3
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EXPERTS                                                            3
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DISTRIBUTION OF THE POLICIES                                       3
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ADDITIONAL INFORMATION ABOUT CHARGES                               4
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PERFORMANCE DATA                                                   5
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FINANCIAL STATEMENTS                                            SA-1
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STATEMENT OF ADDITIONAL INFORMATION                                            3
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GENERAL INFORMATION AND HISTORY

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("HARTFORD") -- Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

Hartford Life and Annuity Insurance Company is controlled by Hartford Life Insurance Company, which is controlled by Hartford Life & Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

SEPARATE ACCOUNT VL I was established as a separate account under Connecticut law on June 8, 1995. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES
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SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS
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The financial statements included in the Statement of Additional Information, appearing in this registration statement, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The report on the financial statements of Hartford Life and Annuity Insurance Company expresses an unqualified opinion and includes an explanatory paragraph referring to the use of statutory accounting practices and the change in certain accounting practices as a result of the State of Connecticut Insurance Department's adoption of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual effective January 1, 2001, which practices differ from accounting principles generally accepted in the United States of America. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

The audited financial statements of Hartford Life and Annuity Insurance Company for the years ending December 31, 2001 and December 31, 2000 and of the Separate Account for the year ended December 31, 2001 included in this registration statement were audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with accounting principles generally accepted in the United States of America.

We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of Hartford Life and Annuity Insurance Company for the years ending December 31, 2001 and December 31, 2000 and of the Separate Account for the year ended December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its reports included herein.

The audited financial statements of Hartford Life and Annuity Insurance Company for the years ending December 31, 2000 and December 31, 2001 and of the Separate Account for the year ended December 31, 2001 included in this registration statement were audited by Arthur Andersen LLP, independent

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with accounting principles generally accepted in the United States.

We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of Hartford Life and Annuity Insurance Company for the years ending December 31, 2000 and December 31, 2001 and of the Separate Account for the year ended December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its reports included herein.

DISTRIBUTION OF THE POLICIES
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Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and will offer the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The policies will be sold by salespersons who represent Hartford as insurance agents and who are registered representatives of HESCO or certain other registered broker-dealers who have entered into distribution agreements with HESCO.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HESCO and any applicable rules or regulations for variable insurance compensation. The compensation payable may vary with the distribution agreements with HESCO. Compensation is generally based on premium payments. This compensation is usually paid from the sales charges described in the Prospectus.

During the first Policy Year, the most common schedule of commission we pay is 70% of the premium paid up to the Target Premium and 2.0% of the premium in excess of the Target Premium. The Target Premium is an amount used to calculate sales commissions where the Target Premium amounts vary by: (1) age; (2) sex; and (3) insurance class of the Insured. In Policy Years 2 and later, this schedule allows for a commission of 2% of Premiums paid. A sales representative may be required to return all or a portion of the commissions paid if the Policy terminates prior to the Policy's first Policy Anniversary. Hartford currently pays HESCO underwriting commissions for its role as Principal Underwriter of all policies associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HESCO in its role as Principal Underwriter has been: 2002: $42,906,757; 2001: $48,498,384; and 2000:
$46,087,194.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HESCO, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or other financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for broker-dealers or financial institutions, will be made by HESCO, its affiliates or Hartford out of their assets and will not effect the amounts paid by the policy owner to purchase, hold or surrender variable insurance products.

ADDITIONAL INFORMATION ABOUT CHARGES
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SALES LOAD -- The front-end sales load is a charge deducted from each premium payment. The current and maximum sales load in policy year 1 is 8%. The current sales load after policy year 1 is 4%. The maximum sales load is 8% in policy years 2 through 20 and 6% thereafter.

The front-end load under the policies may be used to cover expenses related to the sale and distribution of the policies.

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds the ages of 0 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.

STATEMENT OF ADDITIONAL INFORMATION                                            5
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Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. For preferred and standard risks, the cost of insurance rate will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.

No change in the terms or conditions of a policy will be made without your consent.

UNSCHEDULED INCREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Each unscheduled increase in Face Amount is subject to an increase fee. We deduct the fee each month for 12 months after the increase. The Face Increase Fee rate is per $1,000 amount and varies by the attained age of the insured.

PERFORMANCE DATA
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Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the surrender charge, unamortized tax charge, cost of insurance charge, mortality and expense risk charge, tax expense charge, annual maintenance fee, and the administrative charge. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

The following table shows the performance history of the underlying Funds of the policy as of the period indicated.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                     STAG PROTECTOR VARIABLE UNIVERSAL LIFE
                      UNDERLYING FUND PERFORMANCE HISTORY
                            AS OF DECEMBER 31, 2002

                                            FUND                                                                       SINCE
                                       INCEPTION DATE      1 YEAR           3 YEAR           5 YEAR      10 YEAR     INCEPTION
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American Funds Global Growth Fund        04/30/1997            -14.64%          -15.94%           5.35%    N/A              6.20%
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American Funds Global Small
 Capitalization Fund                     04/30/1998            -19.05%          -16.18%            N/A     N/A              3.09%
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American Funds Growth Fund               02/08/1984            -24.45%          -13.55%           6.56%  12.04%            13.60%
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American Funds Growth-Income Fund        02/08/1984            -18.34%           -3.31%           3.49%  10.31%            12.30%
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Hartford Advisers HLS Fund               03/31/1983            -13.79%           -6.56%           2.38%   8.63%            10.36%
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Hartford Bond HLS Fund                   08/31/1977             10.08%           10.24%           7.26%   7.46%             8.72%
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Hartford Capital Appreciation HLS
 Fund                                    04/02/1984            -19.70%           -5.42%           6.08%  12.33%            14.49%
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Hartford Dividend and Growth HLS Fund    03/09/1994            -14.23%           -2.98%           2.29%    N/A             11.07%
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Hartford Global Advisers HLS Fund        03/01/1995             -8.95%           -7.28%           2.16%    N/A              5.49%
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Hartford Global Leaders HLS Fund         10/01/1998            -19.51%          -14.54%            N/A     N/A              5.14%
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Hartford Global Technology HLS Fund      05/01/2000            -38.59%             N/A             N/A     N/A            -36.56%
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Hartford Growth and Income HLS Fund      05/29/1998            -24.65%          -13.20%            N/A     N/A             -1.15%
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Hartford Index HLS Fund                  05/01/1987            -22.45%          -14.94%          -1.03%   8.74%             9.32%
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Hartford International Opportunities
 HLS Fund                                07/02/1990            -17.93%          -17.92%          -2.63%   4.01%             2.80%
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Hartford MidCap HLS Fund                 07/14/1997            -14.22%            1.22%          14.78%    N/A             16.15%
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Hartford Money Market HLS Fund           06/30/1980              1.44%            3.79%           4.30%   4.46%             6.89%
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Hartford Mortgage Securities HLS Fund    01/01/1985              8.15%            8.64%           6.79%   6.81%             8.43%
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Hartford Small Company HLS Fund          08/09/1996            -30.23%          -19.81%          -0.92%    N/A              3.04%
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Hartford Stock HLS Fund                  08/31/1977            -24.25%          -14.82%          -0.24%   9.28%            12.08%
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Putnam VT Diversified Income Fund        09/15/1993              6.20%            3.34%           2.06%    N/A              4.54%
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Putnam VT The George Putnam Fund of
 Boston                                  05/01/1998             -8.57%            0.38%            N/A     N/A              0.89%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation
 Fund                                    02/01/1988            -12.36%           -8.60%          -0.61%   6.72%             7.64%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund             05/01/1990            -22.16%          -27.24%          -3.79%   5.30%             4.70%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund         02/01/1988            -18.79%           -6.25%          -0.69%   8.65%            10.50%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund           05/01/1998            -20.21%           -3.69%            N/A     N/A             -1.34%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund                02/01/1988             -0.54%           -1.84%          -1.16%   5.48%             7.00%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund                    02/01/1988              8.09%            7.88%           5.88%   6.74%             7.75%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund      01/02/1997            -17.52%          -15.91%           2.47%    N/A              4.64%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and
 Income Fund                             01/02/1997            -13.67%          -11.46%          -0.76%    N/A              2.35%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International New
 Opportunities Fund                      01/02/1997            -13.46%          -27.57%          -2.27%    N/A             -1.92%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund                 05/01/1998            -23.68%          -22.30%            N/A     N/A             -7.24%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund              02/01/1988              1.46%            3.81%           4.30%   4.39%             5.09%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund         05/02/1994            -30.29%          -28.82%          -5.35%    N/A              5.71%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund                 01/02/1997            -15.44%            2.38%           2.72%    N/A              5.06%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund     05/01/1998            -32.06%          -43.42%            N/A     N/A            -17.26%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income
 Fund                                    05/01/1992            -23.83%          -11.30%          -4.45%   4.95%             5.31%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund                     01/02/1997            -30.38%          -23.64%          -4.05%    N/A              0.04%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund                   02/01/1988            -26.34%          -21.77%          -1.19%   8.55%            11.22%
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio     01/03/1995             -8.73%           -5.61%           1.45%   7.06%             8.37%
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio     10/09/1986            -16.95%           -5.06%           0.31%   9.79%            10.10%
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio          01/28/1987            -20.28%          -20.19%          -3.95%   4.70%             4.24%
---------------------------------------------------------------------------------------------------------------------------------

                                     PART A

STAG PROTECTOR VARIABLE UNIVERSAL LIFE
SEPARATE ACCOUNT VL I
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999
TELEPHONE: (800) 231-5453                                     [LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase Series 1.5 of the Stag Protector Variable Universal Life insurance policy. Please read it carefully. Series 1.5 of Stag Protector Variable Universal Life will be available for purchase on or after August 1, 2003.

Stag Protector Variable Universal Life is a contract between you and Hartford Life and Annuity Insurance Company. You agree to make sufficient premium payments to us, and we agree to pay a death benefit to your beneficiary. The policy is a flexible premium variable universal life insurance policy. It is:

x Flexible premium, because you may add payments to your policy after the first payment.

x Variable, because the value of your life insurance policy will fluctuate with the performance of the investment options you select and the Fixed Account.
--------------------------------------------------------------------------------

The following Sub-Accounts are available under the policy:

                         SUB-ACCOUNT                                          PURCHASES SHARES OF:
  AIM V.I. Mid Cap Core Equity Fund Sub-Account              Series I of the AIM V.I. Mid Cap Core Equity Fund of
                                                             the A I M Variable Insurance Funds
  AIM V.I. Premier Equity Fund Sub-Account                   Series I of the AIM V.I. Premier Equity Fund of the
                                                             A I M Variable Insurance Funds
  American Funds Asset Allocation Fund Sub-Account           Class 2 of the Asset Allocation Fund of American Funds
                                                             Insurance Series
  American Funds Blue Chip Income and Growth Fund            Class 2 of the Blue Chip Income and Growth Fund of
  Sub-Account                                                American Funds Insurance Series
  American Funds Bond Fund Sub-Account                       Class 2 of the Bond Fund of American Funds Insurance
                                                             Series
  American Funds Global Growth Fund Sub-Account              Class 2 of the Global Growth Fund of American Funds
                                                             Insurance Series
  American Funds Global Small Capitalization Fund            Class 2 of the Global Small Capitalization Fund of
  Sub-Account                                                American Funds Insurance Series
  American Funds Growth Fund Sub-Account                     Class 2 of the Growth Fund of American Funds Insurance
                                                             Series
  American Funds Growth-Income Fund Sub-Account              Class 2 of the Growth-Income Fund of American Funds
                                                             Insurance Series
  American Funds International Fund Sub-Account              Class 2 of the International Fund of American Funds
                                                             Insurance Series
  American Funds New World Fund Sub-Account                  Class 2 of the New World Fund of American Funds
                                                             Insurance Series
  Franklin Small Cap Value Securities Fund Sub-Account       Class 2 of the Franklin Small Cap Value Securities
                                                             Fund of the Franklin Templeton Variable Insurance
                                                             Products Trust
  Hartford Advisers HLS Fund Sub-Account                     Class IA of Hartford Advisers HLS Fund, Inc.
  Hartford Bond HLS Fund Sub-Account                         Class IA of Hartford Bond HLS Fund, Inc.
  Hartford Capital Appreciation HLS Fund Sub-Account         Class IA of Hartford Capital Appreciation HLS
                                                             Fund, Inc.
  Hartford Dividend and Growth HLS Fund Sub-Account          Class IA of Hartford Dividend and Growth HLS
                                                             Fund, Inc.
  Hartford Growth and Income HLS Fund Sub-Account            Class IA of Hartford Growth and Income HLS Fund of
                                                             Hartford Series Fund, Inc.
  Hartford Growth Opportunities HLS Fund Sub-Account         Class IA shares of Hartford Growth Opportunities HLS
                                                             Fund of Hartford HLS Series Fund II, Inc.

                         SUB-ACCOUNT                                          PURCHASES SHARES OF:
  Hartford Index HLS Fund Sub-Account                        Class IA of Hartford Index HLS Fund, Inc.
  Hartford International Opportunities HLS Fund Sub-Account  Class IA of Hartford International Opportunities HLS
                                                             Fund, Inc.
  Hartford International Small Company HLS Fund              Class IA shares of Hartford International Small
  Sub-Account                                                Company HLS Fund of Hartford Series Fund, Inc.
  Hartford MidCap HLS Fund Sub-Account                       Class IA of Hartford MidCap HLS Fund, Inc.
  Hartford MidCap Value HLS Fund Sub-Account                 Class IA shares of Hartford MidCap Value HLS Fund of
                                                             Hartford Series Fund, Inc.
  Hartford Money Market HLS Fund Sub-Account                 Class IA of Hartford Money Market HLS Fund, Inc.
  Hartford Mortgage Securities HLS Fund Sub-Account          Class IA of Hartford Mortgage Securities HLS
                                                             Fund, Inc.
  Hartford Small Company HLS Fund Sub-Account                Class IA of Hartford Small Company HLS Fund, Inc.
  Hartford Stock HLS Fund Sub-Account                        Class IA of Hartford Stock HLS Fund, Inc.
  Hartford Value Opportunities HLS Fund Sub-Account          Class IA shares of Hartford Value Opportunities HLS
                                                             Fund of Hartford Series Fund II, Inc.
  MFS New Discovery Series Sub-Account                       Initial Class of the MFS-Registered Trademark- New
                                                             Discovery Series of the MFS-Registered Trademark-
                                                             Variable Insurance Trust(SM)
  MFS Total Return Series Sub-Account                        Initial Class of the MFS-Registered Trademark- Total
                                                             Return Series of the MFS-Registered Trademark-
                                                             Variable Insurance Trust(SM)
  Mutual Shares Securities Fund Sub-Account                  Class 2 of the Mutual Shares Securities Fund of the
                                                             Franklin Templeton Variable Insurance Products Trust
  Putnam VT Capital Opportunities Sub-Account                Class IB of Putnam VT Capital Opportunities Fund of
                                                             Putnam Variable Trust
  Putnam VT Equity Income Sub-Account                        Class IB of Putnam VT Equity Income Fund of Putnam
                                                             Variable Trust
  Putnam VT Global Equity Fund Sub-Account                   Class IB of Putnam VT Global Equity Fund of Putnam
                                                             Variable Trust
  Putnam VT Growth and Income Fund Sub-Account               Class IB of Putnam VT Growth and Income Fund of Putnam
                                                             Variable Trust
  Putnam VT High Yield Fund Sub-Account                      Class IB of Putnam VT High Yield Fund of Putnam
                                                             Variable Trust
  Putnam VT Income Fund Sub-Account                          Class IB of Putnam VT Income Fund of Putnam Variable
                                                             Trust
  Putnam VT International Equity Fund Sub-Account            Class IB of Putnam VT International Equity Fund of
                                                             Putnam Variable Trust
  Putnam VT New Opportunities Fund Sub-Account               Class IB of Putnam VT New Opportunities Fund of Putnam
                                                             Variable Trust
  Putnam VT Voyager Fund Sub-Account                         Class IB of Putnam VT Voyager Fund of Putnam Variable
                                                             Trust
  Fidelity VIP Equity-Income Portfolio Sub-Account           Initial Class of Fidelity VIP Equity-Income Portfolio

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The policy may not be available for sale in all states.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

This life insurance policy IS NOT:

 -  a bank deposit or obligation;

 -  federally insured; or

 -  endorsed by any bank or governmental agency.
--------------------------------------------------------------------------------
PROSPECTUS DATED: DECEMBER 15, 2003.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                PAGE
----------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                     4
----------------------------------------------------------------------
FEE TABLES                                                        5
----------------------------------------------------------------------
ABOUT US                                                          9
----------------------------------------------------------------------
  Hartford Life and Annuity Insurance Company                     9
----------------------------------------------------------------------
  Separate Account VL I                                           9
----------------------------------------------------------------------
  The Funds                                                       9
----------------------------------------------------------------------
  The Fixed Account                                              12
----------------------------------------------------------------------
CHARGES AND DEDUCTIONS                                           12
----------------------------------------------------------------------
YOUR POLICY                                                      14
----------------------------------------------------------------------
PREMIUMS                                                         18
----------------------------------------------------------------------
DEATH BENEFITS AND POLICY VALUES                                 19
----------------------------------------------------------------------
MAKING WITHDRAWALS FROM YOUR POLICY                              20
----------------------------------------------------------------------
LOANS                                                            21
----------------------------------------------------------------------
LAPSE AND REINSTATEMENT                                          21
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       22
----------------------------------------------------------------------
LEGAL PROCEEDINGS                                                27
----------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS                                        28
----------------------------------------------------------------------
WHERE YOU CAN FIND MORE INFORMATION                              29
----------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------------

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

SUMMARY OF BENEFITS AND RISKS

BENEFITS OF YOUR POLICY

FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.

DEATH BENEFIT -- While the policy is in force and when the insured dies, we pay a death benefit to your beneficiary. You select one of three death benefit options:

 -  Level Option: The death benefit equals the current Face Amount.

 - Return of Account Value Option: The death benefit is the current Face Amount plus the Account Value of your policy.

 - Return of Premium Option: The death benefit is the current Face Amount plus the sum of premiums paid. However, it will be no more than the current Face Amount plus the Option C limit, which is currently $5 million.

The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your policy under certain circumstances.

INVESTMENT CHOICES -- You may invest in up to 9 different investment choices within your policy, from a choice of 41 investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.

PREMIUM PAYMENTS -- You have the flexibility to choose how you pay premiums. You can choose a planned premium when you purchase the policy. You may change your planned premium, subject to certain limitations.

RIGHT TO EXAMINE YOUR POLICY -- You have a limited right to return the policy for cancellation after purchase. See "Your Policy -- Contract Rights -- Right to Examine a Policy."

SURRENDER -- You may surrender your policy at any time prior to the maturity date for its Cash Surrender Value. (See "Risks of Your Policy," below). Surrenders may also be subject to a Surrender Charge.

LOANS -- You may take a loan on the policy. The policy secures the loan.

SETTLEMENT OPTIONS -- You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.

OPTIONAL COVERAGE -- You may add other coverages to your policy. See "Your Policy -- Other Benefits."

RISKS OF YOUR POLICY

INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. You should read the prospectus for the Funds for information about the risks of each investment option.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period.

RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges. If this occurs, we will notify you in writing. You will then have a 61 day grace period to pay additional amounts to prevent the policy from terminating.

WITHDRAWAL LIMITATIONS -- One partial withdrawal is allowed each month. The minimum allowed is $500, and the maximum allowed is the Cash Surrender Value minus $1,000. Withdrawals will reduce your policy's death benefit, and may be subject to a surrender charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.

LOANS -- Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on the policy's Account Value, and will reduce the death proceeds.

ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. See "Federal Tax Considerations."

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
--------------------------------------------------------------------------------

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your policy.

TRANSACTION FEES

        CHARGE               WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------
Front-end Sales         When you pay premium.               A maximum of 8.0% of each premium
Load (1)                                                    payment
                                                            In Oregon, the maximum is 10% of
                                                            each premium payment
----------------------------------------------------------------------------------------------
Tax Charge on Premium   When you pay premium.               A percent of premium which varies
Payments                                                    by your state and municipality of
                                                            residence. The range of tax charge
                                                            is generally between 0% and 4%.
                                                            This rate will change if your
                                                            state or municipality changes its
                                                            tax charges. It may change if you
                                                            change your state or municipality
                                                            of residence.
----------------------------------------------------------------------------------------------
Surrender Charge (2)    When you surrender your policy      Minimum Charge
                        during the first nine policy        $2.09 per $1,000 of the initial
                        years.                              Face Amount for a 10-year-old
                        When you make certain Face Amount   female non-smoker.
                        decreases during the first nine     Maximum Charge
                        policy years.                       $50.60 per $1,000 of the initial
                        When you take certain withdrawals   Face Amount for an 85-year-old
                        during the first nine policy        male smoker.
                        years.                              Charge for a representative
                                                            insured
                                                            $19.80 per $1,000 of the initial
                                                            Face Amount for a 50-year-old male
                                                            preferred non-smoker.
----------------------------------------------------------------------------------------------
Face Amount Increase    Each month for 12 months beginning  Maximum Charge
Fee (3)                 on the effective date of any        $0.50 per $1,000 of the increase
                        unscheduled increase in Face        in Face Amount per month.
                        Amount you request.
----------------------------------------------------------------------------------------------
Transfer Fees           When you make a transfer after the  $25 per transfer.
                        first transfer in any month.
----------------------------------------------------------------------------------------------
Withdrawal Charge       When you take a withdrawal.         $10 per withdrawal.

(1) The maximum Front-end Sales Load is 8.0% of each premium payment in policy years 1 through 20 and 6% of each premium payment in policy years 21 or more. In Oregon, the maximum is 10% of each premium payment in policy years 1 through 20 and 8% in policy years 21 or more.

(2) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.

(3) This charge varies based on the attained age of the insured.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES

          CHARGE           WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
  -----------------------------------------------------------------------------------------------------
  Cost of Insurance       Monthly.                   Minimum Charge
  Charges (2)                                        $0.14 per $1,000 of the net amount at risk for a
                                                     22-year-old female preferred non-smoker in the
                                                     first year.
                                                     Maximum Charge
                                                     $179.44 per $1,000 of the net amount at risk for
                                                     an 85-year-old male smoker in the first year.
                                                     Charge for a representative insured
                                                     $1.17 per $1,000 of the net amount at risk for a
                                                     50-year-old male preferred non-smoker in the first
                                                     year.
  -----------------------------------------------------------------------------------------------------
  Mortality and Expense   Monthly.                   Minimum Charge
  Risk Charge (which is                              (a) 0.75% per year of the Sub-Account accumulated
  the sum of both (a)                                value in the first year (deducted on a monthly
  and (b)) (2)                                       basis at a rate of 1/12 of 0.75%); plus
                                                     (b) $0.5498 per 1,000 of initial Face Amount
                                                     (deducted on a monthly basis at a rate of $0.0458
                                                     per month) during the first year for all ages.
                                                     Maximum Charge
                                                     (a) 0.75% per year of the Sub-Account accumulated
                                                     value in the first year (deducted on a monthly
                                                     basis at a rate of 1/12 of 0.75%); plus
                                                     (b) $8.30 per 1,000 of initial Face Amount
                                                     (deducted on a monthly basis at a rate of $0.6917
                                                     per month) during the first year for all ages.
                                                     Charge for representative insureds
                                                     (a) 0.75% per year of the Sub-Account accumulated
                                                     value in the first year (deducted on a monthly
                                                     basis at a rate of 1/12 of 0.75%); plus.
                                                     (b) $4.14 per 1,000 of initial Face Amount
                                                     (deducted on a monthly basis at a rate of $0.345
                                                     per month) during the first year for a 50-year-old
                                                     male preferred non-smoker.
  -----------------------------------------------------------------------------------------------------
  Administrative Charge   Monthly.                   $10
  -----------------------------------------------------------------------------------------------------
  Loan Interest Rate (4)  Monthly if you have taken  5.5%
                          a loan on your policy

      RIDER CHARGES        WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
  -----------------------------------------------------------------------------------------------------
  Waiver of Specified     Monthly.                   Minimum Charge
  Amount Disability                                  $0.04 per $1 of specified amount for a 20-year-old
  Benefit Rider (2)                                  male in the first year.
                                                     Maximum Charge
                                                     $0.20 per $1 of specified amount for a 64-year-old
                                                     female in the first year.
                                                     Charge for a representative insured
                                                     $0.09 per $1 of specified amount for a 50-year-old
                                                     male in the first year.
  -----------------------------------------------------------------------------------------------------
  Term Insurance Rider    Monthly.                   Minimum Charge
  (2)                                                $0.14 per $1,000 of the net amount at risk for a
                                                     22-year-old female preferred non-smoker in the
                                                     first year.
                                                     Maximum Charge
                                                     $179.44 per $1,000 of the net amount at risk for
                                                     an 85-year-old male smoker in the first year.
                                                     Charge for a representative insured
                                                     $1.17 per $1,000 of the net amount at risk for a
                                                     50-year-old male preferred non-smoker in the first
                                                     year.

(4) During policy years 1 -- 10 the Loan Interest Rate is 5.5% for all Indebtedness. During policy years 11 and later the Loan Interest Rate is 3.5% for Preferred Indebtedness and 4.5% for Non-Preferred Indebtedness. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.5%.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
--------------------------------------------------------------------------------

      RIDER CHARGES        WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
  -----------------------------------------------------------------------------------------------------
  Accidental Death        Monthly.                   Minimum Charge
  Benefit Rider (2)                                  $0.083 per $1,000 of the net amount at risk for a
                                                     10-year-old in the first year.
                                                     Maximum Charge
                                                     $0.18 per $1,000 of the net amount at risk for a
                                                     60-year-old in the first year.
                                                     Charge for a representative insured
                                                     $0.128 per $1,000 of the net amount at risk for a
                                                     50-year-old in the first year.
  -----------------------------------------------------------------------------------------------------
  Deduction Amount        Monthly.                   Minimum Charge
  Waiver Rider (2)                                   6.9% of the monthly deduction amount for a
                                                     20-year-old male preferred non-smoker in the first
                                                     year.
                                                     Maximum Charge
                                                     33.3% of the monthly deduction amount for a
                                                     55-year-old female in the first year.
                                                     Charge for a representative insured
                                                     12.6% of the monthly deduction amount for a
                                                     50-year old male preferred non-smoker in the first
                                                     year.
  -----------------------------------------------------------------------------------------------------
  Enhanced No Lapse       Monthly                    Minimum Charge
  Guarantee Rider (2)                                $0.01 per $1,000 of Face Amount for a 1-year-old.
                                                     Maximum Charge
                                                     $0.06 per $1,000 of Face Amount for an
                                                     80-year-old.
                                                     Charge for a representative insured
                                                     $0.01 per $1,000 of Face Amount for a 50-year-old.

(2) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.

The next two tables describe the Fund fees and expenses that you will pay periodically during the time that you own the policy. The first table shows the minimum and maximum fees and expenses charged by any of the Funds. The second table shows the actual fees and expenses charged by each Fund for the end of the last fiscal year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                              MINIMUM    MAXIMUM
---------------------------------------------------------------------------------
Total Fund Operating Expenses                                  0.44%       1.71%
---------------------------------------------------------------------------------

                         ANNUAL FUND OPERATING EXPENSES
                           AS OF THE FUND'S YEAR END
                        (AS A PERCENTAGE OF NET ASSETS)

                                                                              12B-1 DISTRIBUTION              TOTAL FUND
                                                                                    AND/OR          OTHER     OPERATING
                                                            MANAGEMENT FEES     SERVICING FEES     EXPENSES    EXPENSES
------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund -- Series I (1)                0.73%               N/A            0.57%       1.30%
------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund -- Series I                         0.61%               N/A            0.24%       0.85%
------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Fund -- Class 2                  0.43%              0.25%           0.02%       0.70%
------------------------------------------------------------------------------------------------------------------------
American Funds Blue Chip Income and Growth Fund --
  Class 2                                                        0.50%              0.25%           0.02%       0.77%
------------------------------------------------------------------------------------------------------------------------
American Funds Bond Fund -- Class 2                              0.47%              0.25%           0.02%       0.74%
------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Fund -- Class 2                     0.67%              0.25%           0.04%       0.96%
------------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund --
  Class 2                                                        0.80%              0.25%           0.04%       1.09%
------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund -- Class 2                            0.38%              0.25%           0.02%       0.65%
------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund -- Class 2                     0.34%              0.25%           0.01%       0.60%
------------------------------------------------------------------------------------------------------------------------
American Funds International Fund -- Class 2                     0.57%              0.25%           0.06%       0.88%
------------------------------------------------------------------------------------------------------------------------
American Funds New World Fund -- Class 2                         0.85%              0.25%           0.06%       1.16%
------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value Securities Fund -- Class 2 (2)          0.59%              0.25%           0.20%       1.04%
------------------------------------------------------------------------------------------------------------------------

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                                                              12B-1 DISTRIBUTION              TOTAL FUND
                                                                                    AND/OR          OTHER     OPERATING
                                                            MANAGEMENT FEES     SERVICING FEES     EXPENSES    EXPENSES
------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund -- Class IA                           0.63%               N/A            0.04%       0.67%
------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund -- Class IA                               0.47%               N/A            0.04%       0.51%
------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund -- Class IA               0.64%               N/A            0.05%       0.69%
------------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS Fund -- Class IA                0.65%               N/A            0.04%       0.69%
------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund -- Class IA                  0.75%               N/A            0.04%       0.79%
------------------------------------------------------------------------------------------------------------------------
Hartford Growth Opportunities HLS Fund -- Class IA               0.62%               N/A            0.04%       0.66%
------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund -- Class IA                              0.40%               N/A            0.04%       0.44%
------------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund -- Class IA        0.72%               N/A            0.09%       0.81%
------------------------------------------------------------------------------------------------------------------------
Hartford International Small Company HLS Fund -- Class IA        0.85%               N/A            0.86%       1.71%
------------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund -- Class IA                             0.68%               N/A            0.04%       0.72%
------------------------------------------------------------------------------------------------------------------------
Hartford MidCap Value HLS Fund -- Class IA                       0.82%               N/A            0.06%       0.88%
------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund -- Class IA                       0.45%               N/A            0.04%       0.49%
------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund -- Class IA                0.45%               N/A            0.04%       0.49%
------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund -- Class IA                      0.73%               N/A            0.04%       0.77%
------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund -- Class IA                              0.46%               N/A            0.03%       0.49%
------------------------------------------------------------------------------------------------------------------------
Hartford Value Opportunities HLS Fund -- Class IA                0.69%               N/A            0.04%       0.73%
------------------------------------------------------------------------------------------------------------------------
MFS-Registered Trademark- New Discovery Series -- Initial
  Class                                                          0.90%               N/A            0.15%       1.05%
------------------------------------------------------------------------------------------------------------------------
MFS-Registered Trademark- Total Return Series -- Initial
  Class                                                          0.75%               N/A            0.11%       0.86%
------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2 (2)                     0.60%              0.25%           0.21%       1.06%
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund -- Class IB (3)(4)          0.65%              0.25%           0.74%       1.64%
------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund -- Class IB (3)(4)                  0.65%              0.25%           0.67%       1.57%
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund -- Class IB (4)                     0.75%              0.25%           0.14%       1.14%
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund -- Class IB (4)                 0.48%              0.25%           0.04%       0.77%
------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund -- Class IB (4)                        0.68%              0.25%           0.10%       1.03%
------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund -- Class IB (4)                            0.59%              0.25%           0.09%       0.93%
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund -- Class IB (4)              0.77%              0.25%           0.22%       1.24%
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Putnam VT New Opportunities Fund -- Class IB (4)                 0.57%              0.25%           0.06%       0.88%
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Putnam VT Voyager Fund -- Class IB (4)                           0.54%              0.25%           0.06%       0.85%
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Fidelity VIP Equity-Income Portfolio -- Initial Class            0.48%               N/A            0.09%       0.57%
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(1) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%.

(2) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. With this reduction, Total Fund Operating Expenses were:

                                                                      12B-1 DISTRIBUTION              TOTAL FUND
                                                                            AND/OR          OTHER     OPERATING
                                                    MANAGEMENT FEES     SERVICING FEES     EXPENSES    EXPENSES
----------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value Securities Fund --
  Class 2                                                0.56%              0.25%           0.20%       1.01%
----------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2                 0.59%              0.25%           0.21%       1.05%
----------------------------------------------------------------------------------------------------------------

(3) Expenses represent estimates for the Fund's current fiscal year, which ends on December 31, 2003.

(4) See the Fund's prospectus for information about the Fund's distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. While the maximum rate payable under the Distribution Plan is 0.35% per year of the Fund's average net assets on class IB shares, the Trustees of the Fund currently limit the rate at 0.25% per year through at least the end of the Fund's current fiscal year.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
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ABOUT US

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

                      EFFECTIVE DATE
   RATING AGENCY        OF RATING       RATING        BASIS OF RATING
-------------------------------------------------------------------------
 A.M. Best and
 Company, Inc.            3/10/03         A+      Financial strength
-------------------------------------------------------------------------
 Standard & Poor's       12/31/02        AA-      Financial security
                                                  characteristics
-------------------------------------------------------------------------
 Fitch                   10/30/02        AA       Claims paying ability
-------------------------------------------------------------------------

These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

SEPARATE ACCOUNT VL I

The Sub-Accounts are subdivisions of our separate account, called Separate Account VL I. The Separate Account exists to keep your life insurance policy assets separate from our company assets. As such, the investment performance of the Separate Account is independent from the investment performance of Hartford's other assets. Hartford's other assets are utilized to pay our insurance obligations under the policy. Your assets in the Separate Account are held exclusively for your benefit and may not be used for any other liability of Hartford.

THE FUNDS

The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying prospectuses for the Funds, and the Funds' Statements of Additional Information, which may be ordered from us. The Funds' prospectuses should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

You may also allocate some or all of your premium payments to the "Fixed Account," which pays a declared interest rate. See "The Fixed Account."

The investment goals of each of the Funds are as follows:

AIM V.I. MID CAP CORE EQUITY FUND -- Seeks long-term growth of capital. Invests, normally, at least 80% of its assets in equity securities, including convertible securities of mid-capitalization companies.

AIM V.I. PREMIER EQUITY FUND -- Seeks long-term growth of capital with income as a secondary objective. Invests, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities.

AMERICAN FUNDS ASSET ALLOCATION FUND -- Seeks high total return, including income and capital gains, consistent with the preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term debt securities, and money market instruments.

AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH FUND -- Seeks to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the Standard & Poor's 500 Composite Index) and to provide an opportunity for growth of principal consistent with sound common stock investing. The Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Fund will invest, under normal market conditions, at least 90% of its assets in equity securities.

AMERICAN FUNDS BOND FUND -- Seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

AMERICAN FUNDS GLOBAL GROWTH FUND -- Seeks long-term growth of capital by investing primarily in common stocks of issuers located around the world.

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND -- Seeks long-term growth of capital by investing primarily in equity securities of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion.

AMERICAN FUNDS GROWTH FUND -- Seeks long-term growth of capital by investing primarily in common stocks which demonstrate the potential for appreciation.

AMERICAN FUNDS GROWTH-INCOME FUND -- Seeks growth of capital and income by investing primarily in common stocks or

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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other securities which demonstrate the potential for appreciation and/or dividends.

AMERICAN FUNDS INTERNATIONAL FUND -- Seeks long-term growth of capital by investing primarily in common stocks of issuers domiciled outside of the United States.

AMERICAN FUNDS NEW WORLD FUND -- Seeks long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds with exposure to these countries.

FRANKLIN SMALL CAP VALUE SECURITIES FUND -- Seeks long-term total return. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small-cap) companies. For this Fund, small-cap companies are those companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) not exceeding $2.5 billion, at the time of purchase.

HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total return. Sub-advised by Wellington Management.

HARTFORD BOND HLS FUND -- Seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies. Sub-advised by HIMCO.

HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital. Sub-advised by Wellington Management.

HARTFORD GROWTH AND INCOME HLS FUND -- Seeks growth of capital and current income. Sub-advised by Wellington Management.

HARTFORD GROWTH OPPORTUNITIES HLS FUND -- Seeks short-and long-term capital appreciation. Sub-advised by Wellington Management.

HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate. Sub-advised by HIMCO.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND -- Seeks capital appreciation. Sub-advised by Wellington Management.

HARTFORD MIDCAP HLS FUND -- Seeks long-term growth of capital. Sub-advised by Wellington Management.

HARTFORD MIDCAP VALUE HLS FUND -- Seeks long-term capital appreciation. Sub-advised by Wellington Management.

HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.

HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.

HARTFORD SMALL COMPANY HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD STOCK HLS FUND -- Seeks long-term growth of capital, with income as a secondary consideration. Sub-advised by Wellington Management.

HARTFORD VALUE OPPORTUNITIES HLS FUND -- Seeks short-and long-term capital appreciation. Sub-advised by Wellington Management.

MFS-REGISTERED TRADEMARK- NEW DISCOVERY SERIES -- Seeks capital appreciation.

MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES -- Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

MUTUAL SHARES SECURITIES FUND -- Seeks capital appreciation, with income as a secondary goal, by normally investing at least 65% of its total assets in U.S. equity securities that the manager believes are undervalued, including those of small capitalization companies, undervalued stocks, restructuring companies, and distressed companies.

PUTNAM VT CAPITAL OPPORTUNITIES FUND -- Seeks long-term growth of capital. The fund pursues its goal by investing mainly in common stocks of U.S. companies that Putnam Management believes have favorable investment potential.

PUTNAM VT EQUITY INCOME FUND -- Seeks current income. Capital growth is a secondary objective when consistent with seeking current income. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in common stocks and other equity investments that offer potential for current income.

PUTNAM VT GLOBAL EQUITY FUND -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity investments.

PUTNAM VT GROWTH AND INCOME FUND -- Seeks capital growth and current income. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
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PUTNAM VT HIGH YIELD FUND -- Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund pursues its goal by investing mainly in bonds that (a) are obligations of U.S. companies, (b) are below investment-grade in quality (junk bonds) and (c) have intermediate to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of its net assets in securities rated below investment grade.

PUTNAM VT INCOME FUND -- Seeks high current income consistent with what Putnam Management believes to be prudent risk. The fund pursues its goal by investing mainly in bonds that (a) are obligations of companies and governments worldwide denominated in U.S. dollars, (b) are either investment-grade or below investment-grade (junk bonds) and (c) have intermediate to long-term maturities (three years or longer).

PUTNAM VT INTERNATIONAL EQUITY FUND -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of companies outside the United States.

PUTNAM VT NEW OPPORTUNITIES FUND -- Seeks long-term capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential.

PUTNAM VT VOYAGER FUND -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- Seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500(SM) Index.

INVESTMENT ADVISORS -- The AIM V.I. Mid Cap Core Equity Fund and AIM V.I. Premier Equity Fund are portfolios of A I M Variable Insurance Funds, which is a registered open-end management investment company. A I M Advisors, Inc. serves as the investment adviser for these Funds.

American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Global Small Capitalization Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund and American Funds New World Fund are all part of American Funds Insurance Series. American Funds Insurance Series is a fully managed, diversified, open-end investment company organized as a Massachusetts business trust in 1983. American Funds Insurance Series offers two classes of fund shares: Class 1 shares and Class 2 shares. This policy invests only in Class 2 shares of American Funds Insurance Series. The investment adviser for each of the funds of American Funds Insurance Series is Capital Research and Management Company located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc.

Franklin Small Cap Value Securities Fund and Mutual Shares Securities Fund are all part of the Franklin Templeton Variable Insurance Products Trust. The Franklin Templeton Variable Insurance Products Trust is an open-end managed investment company which was organized as a Massachusetts business trust on April 26, 1988. Franklin Templeton Variable Insurance Products Trust currently offers Class 1 and Class 2 shares. Class 2 shares of each Fund are available in this policy. The investment manager of the Franklin Small Cap Value Securities Fund is Franklin Advisory Services, LLC (Advisory Services) located at One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024. The investment manager of Mutual Shares Securities Fund is Franklin Mutual Advisers, LLC, located at
51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078.

Hartford HLS Funds are sponsored and administered by Hartford. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.

Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund are series of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.

Hartford Growth Opportunities HLS Fund and Hartford Value Opportunities HLS Fund are series of Hartford HLS Series Fund II, Inc., which was formerly known as Fortis Series Fund, Inc. Prior to May 1, 2002, these Funds were named, respectively, Growth Stock Series, Aggressive Growth Series, U.S. Government Securities Series, and Value Series.

The shares of each Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this policy.

MFS-Registered Trademark- New Discovery Series and MFS-Registered Trademark-Total Return Series are series of the MFS-Registered Trademark- Variable Insurance Trust(SM). The MFS Variable Insurance Trust(SM) is a professionally managed open-end management investment company. The MFS Variable Insurance Trust(SM) is registered as a Massachusetts business trust. MFS Investment Management-Registered Trademark- serves as the investment adviser to each of the Series of the MFS-Registered Trademark- Variable Insurance Trust(SM). MFS Investment Management-Registered Trademark- is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Putnam Sub-Accounts purchase shares of Putnam Variable Trust, an open-end series investment company with multiple portfolios ("Funds"). Putnam Investment Management, LLC. ("Putnam Management") serves as the investment manager for

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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the Funds. Putnam Management is ultimately controlled by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance brokerage and employee benefit consulting.

Fidelity Management & Research Company ("FMR") is the investment adviser for the Fidelity VIP Equity-Income Portfolio.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the prospectuses for the Funds.

VOTING RIGHTS -- For Sub-Accounts in which you have invested, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to vote the shares held for your benefit by those Sub-Accounts. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions.

ADMINISTRATIVE AND DISTRIBUTION SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative and distribution services and the Funds pay fees to Hartford that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

THE FIXED ACCOUNT

You may allocate amounts to the Fixed Account. The Fixed Account is not a part of the Separate Account, but is a part of our general assets. As such, the Fixed Account (and this description of the Fixed Account) is not subject to the same securities laws as the Separate Account.

The Fixed Account credits at least 3.5% per year. We are not obligated to, but may, credit more than 3.5% per year. If we do, such rates are determined at our sole discretion. You assume the risk that, at any time, the Fixed Account may credit no more than 3.5%.

CHARGES AND DEDUCTIONS
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DEDUCTIONS FROM PREMIUM

Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load and a tax charge. The amount allocated after the deductions is called your Net Premium.

FRONT-END SALES LOAD -- We deduct a front-end sales load from each premium you pay. The current and maximum sales load in policy year 1 is 8%. The current sales load after policy year 1 is 4%. The maximum sales load is 8% in policy years 2 through 20 and 6% thereafter. In Oregon, the current and maximum sales load in policy year 1 is 10%. The current sales load in Oregon after policy year 1 is 6%. The maximum sales load in Oregon is 10% in policy years 2 through 20 and 8% thereafter.

TAX CHARGE -- We deduct a tax charge from each premium you pay. The tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of such charge generally is between 0% and 4%.

DEDUCTIONS FROM ACCOUNT VALUE

MONTHLY DEDUCTION AMOUNTS -- Each month we will deduct an amount from your Account Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:

- the charge for the cost of insurance;

- the monthly administrative charge;

- the mortality and expense risk charge;

- any Face Amount increase fee;

- the charges for additional benefits provided by rider, if any.

We will deduct the Monthly Deduction Amount on a pro rata basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.

ALLOCATION OF CHARGES OPTION -- You may provide us with written instructions to re-direct the deduction of your policy's Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a pro rata basis from each available Sub-Account and the Fixed Account.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
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COST OF INSURANCE CHARGE -- The charge for the cost of insurance equals:

- the cost of insurance rate per $1,000, multiplied by

- the amount at risk, divided by

- $1,000.

On any Monthly Activity Date, the amount at risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. The maximum rates that can be charged are on page 3E of the contract. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.

Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured's health.

Because your Account Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your policy's amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, policy loans and changes to the Face Amount.

MONTHLY ADMINISTRATIVE CHARGE -- We deduct a monthly administrative charge from your Account Value to compensate us for issue and administrative costs of the policy. The current monthly administrative charge is $7.50 for initial Face Amounts of $100,000 and above. The current charge for initial Face Amounts below $100,000 is $10 per month. The maximum administrative charge is $10 per month for all initial Face Amounts.

MORTALITY AND EXPENSE RISK CHARGE -- We deduct a mortality and expense risk charge each month from your Account Value. There are two components to the mortality and expense risk charge. Part of the charge is assessed according to your Account Value attributable to the Sub-Accounts, and the other part is assessed based on the initial Face Amount of your policy. The mortality and expense risk charge each month is equal to the sum of (a) and (b) where

(a) equals:

- the monthly accumulated value mortality and expense risk rate; multiplied by

- the sum of your accumulated values in the Sub-Accounts on the Monthly Activity Date, prior to assessing the Monthly Deduction Amount.

and

(b) equals:

- the monthly mortality and expense risk rate per $1,000; multiplied by

- the initial Face Amount; divided by

- $1,000.

During the first 10 years, the current and maximum accumulated value mortality and expense risk rate is 1/12 of 0.75% per month. During years 11 to 20, the current rate is 1/12 of 0.25% per month and the maximum rate is 1/12 of .50% per month. After the 20th year the current and maximum rate is 0.00%.

During the first 10 years, the Face Amount mortality and expense risk rate per $1,000 of initial Face Amount is individualized based on the Insured's initial Face Amount, issue age, sex, and insurance class. The charge is on page 3A of the contract. Thereafter, there is no charge.

The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Hartford may keep any difference between the cost it incurs and the charges it collects.

FACE AMOUNT INCREASE FEE -- We deduct a dollar amount from your Account Value for an unscheduled increase of the Face Amount on your policy. We deduct the fee each month for twelve months after the increase. The fee is a per $1,000 amount that varies by the attained age of the Insured. The monthly increase per 1,000 is on page 3C of the contract.

RIDER CHARGE -- If your policy includes riders, a charge applicable to the riders is made from the Account Value each month. The charge applicable to these riders is to compensate Hartford for the anticipated cost of providing these benefits and is specified on the applicable rider. The maximum charge for any rider chosen is shown on page 3 of the contract. For a description of the riders available, see "Your Policy -- Optional Supplemental Benefits."

SURRENDER CHARGE -- During the first 9 policy years, surrender charges will be deducted from your Account Value if:

- you surrender your policy;

14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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- you decrease the Face Amount to an amount lower than it has ever been; or

- you take a withdrawal that causes the Face Amount to fall below the lowest previous Face Amount.

The amount of surrender charge is individualized based on the Insured's age, sex, and insurance class on the date of issue. The surrender charges by policy year are in the contract. The charge compensates us for expenses incurred in issuing the policy and the recovery of acquisition costs. Hartford may keep any difference between the cost it incurs and the charges it collects. For partial surrender charges applicable to a decrease in the Face Amount or withdrawal, see "Unscheduled Increases and Decreases in the Face Amount."

CHARGES FOR THE FUNDS

The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

YOUR POLICY
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CONTRACT RIGHTS

POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while the insured is alive and no beneficiary has been irrevocably named.

BENEFICIARY -- You name the beneficiary in your application for the policy. You may change the beneficiary (unless irrevocably named) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.

ASSIGNMENT -- You may assign your policy. Until you notify us in writing, no assignment will be effective against us. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

- the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, monthly deduction amounts and any loans since your last statement;

- the amount of any Indebtedness;

- any notifications required by the provisions of your policy; and

- any other information required by the Insurance Department of the state where your policy was delivered.

RIGHT TO EXAMINE A POLICY -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your "free look" period. Your "free look" period begins on the day you get your policy and ends ten days after you get it (or longer in some states). In such event, the policy will be rescinded and we will pay an amount equal to the greater of the premiums paid for the policy less any Indebtedness or the sum of: the Account Value less any Indebtedness, on the date the returned policy is received by us or the agent from whom it was purchased; and, any deductions under the policy or charges associated with the Separate Account. If your policy is replacing another policy, your "free look" period and the amount paid to you upon the return of your policy vary by state.

CONTRACT LIMITATIONS

ALLOCATIONS TO SUB-ACCOUNTS AND THE FIXED ACCOUNT -- You may allocate amounts to a maximum of nine (9) Sub-Accounts, or eight (8) Sub-Accounts and the Fixed Account.

TRANSFERS OF ACCOUNT VALUE -- You may transfer amounts among the Fixed Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may be made by your agent of record or by your attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.

You may make one transfer per calendar month free of charge, excluding any transfers made pursuant to your enrollment in the Dollar Cost Averaging Program. Each subsequent transfer in excess of one per calendar month will be subject to a transfer charge of up to $25. We reserve the right to limit at a future date the size of transfers and remaining balances and to limit the number and frequency of transfers.

LIMITATIONS ON TRANSFER OF ACCOUNT VALUES -- This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in international arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in Fund pricing should not purchase this policy. These abusive or disruptive transfers can have an adverse impact on management of a Fund, increase Fund expenses and affect Fund performance.

Hartford has a policy for transfers between Sub-Accounts, which is designed to protect Policy Owners from abusive or disruptive trading activity:

- You may submit 20 Sub-Account transfers each policy year for each policy by U.S. Mail, telephone, or facsimile.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
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- Once these 20 Sub-Account transfers have been executed, you may submit any additional Sub-Account transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

We will apply the procedure to your policy during each policy year.

The underlying Funds are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of older Contracts, we currently only have the ability to restrict transfers into certain Funds and to limit the total Contract Value invested in any one Fund. The effect on you may include higher transaction costs or lower performance.

ABUSIVE TRANSFERS -- Regardless of the number of transfers you have made, we will monitor Sub-Account transfers and we may terminate your transfer privileges until the anniversary of your next policy date if we determine that you are engaging in a pattern of transfers that is disadvantageous or potentially harmful to other Policy Owners. We will consider the following factors:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;

- the number of transfers completed in the current calendar quarter; or

- whether the transfer is part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies.

After your 20th transfer, or after any time we determine that you are engaging in a pattern of abusive transfers, we will send you a letter notifying you that your transfer privileges have been restricted or terminated, as applicable, until the anniversary of your next policy date.

None of these restrictions are applicable to Sub-Account transfers made under a Dollar Cost Averaging Program or other systematic transfer program.

We will continue to monitor transfer activity and Hartford may modify these restrictions at any time.

TRANSFERS FROM THE FIXED ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each policy anniversary, and, the maximum amount transferred in any Policy Year will be the greater of $1,000 or 25% of the Accumulated Value in the Fixed Account on the date of the transfer.

DEFERRAL OF PAYMENTS -- We may defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. If we defer payment for more than 30 days, we will pay you interest.

CHANGES TO CONTRACT OR
SEPARATE ACCOUNT

MODIFICATION OF POLICY -- The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/ or the Separate Account may result in a charge against the policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

OTHER BENEFITS

DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. If you choose the DCA program, your Net Premiums will be deposited into the Hartford Money Market HLS Fund Sub-Account or the Fixed Account. Amounts will be transferred monthly to the other investment options in accordance with your premium allocation instructions. The dollar amount will be allocated to the investment options that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.

You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment options at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against loss in a declining market.

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OPTIONAL SUPPLEMENTAL BENEFITS -- The optional supplemental benefits discussed below are among the options that may be included in a policy by rider, subject to the restrictions and limitations set forth in the rider. The cost for any optional rider you select depends on the issue age, sex, and risk class of the person insured under the policy and the amount of benefit provided by the rider. The maximum cost for the rider will be stated in your policy on the policy specifications pages.

ESTATE TAX REPEAL BENEFIT RIDER -- This rider allows you to terminate the policy and receive the policy's Account Value without paying applicable Surrender Charges, if there is no federal Estate Tax law in effect during 2011 and we receive your surrender request during the month of January 2011. The amount you receive under this rider is reduced by any outstanding Indebtedness. There is no additional charge for this rider.

WAIVER OF SPECIFIED AMOUNT DISABILITY BENEFIT RIDER -- In the event the person insured by the policy becomes totally disabled, we will credit the policy with an amount equal to the benefit defined in your policy for as long as the insured remains totally disabled. The charge for this rider will continue to be deducted from the Account Value during the total disability of the person insured by the policy until the rider terminates.

TERM INSURANCE RIDER -- We will pay the term life insurance benefit upon receipt of proof of death of the insured. You can add the Term Insurance Rider to your policy to increase its Face Amount. Your current charges for your policy with the Term Insurance Rider will be lower than the current charges that you would pay for a single policy with an equal Face Amount. However, the Term Insurance Rider is not covered by your policy's No-Lapse Guarantee.

ACCIDENTAL DEATH BENEFIT RIDER -- This rider provides additional insurance coverage in the event of the accidental death of the insured.

DEDUCTION AMOUNT WAIVER RIDER -- We will waive the Monthly Deduction Amount if the insured becomes totally disabled.

- ENHANCED NO-LAPSE GUARANTEE RIDER -- This rider lets you to choose a longer No-Lapse Guarantee Period. We call the longer No-Lapse Guarantee Period that you may choose with this rider the "Extended No-Lapse Guarantee Period". This rider also gives you an Additional No-Lapse Protection Benefit.

  Your policy already has a No-Lapse Guarantee. That No-Lapse Guarantee is available as long as:

  - Your policy is in what we call the No-Lapse Guarantee Period. The No-Lapse Guarantee Period is the lesser of 10 years from your policy's effective date or until the insured is age 80; and

  - On each Monthly Activity Date during that period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, equal or exceed an amount we call the Cumulative No-Lapse Guarantee Premium.

  The Cumulative No-Lapse Guarantee Premium is the premium required to maintain the No-Lapse Guarantee. We calculate it on each Monthly Activity Date. When we issue your policy, the Cumulative No-Lapse Guarantee Premium is the No-Lapse Guarantee Premium shown on your policy's specifications page. We call it "cumulative" because on each new Monthly Activity Date it is the previous Monthly Activity Date's Cumulative No-Lapse Guarantee Premium plus the No-Lapse Guarantee Premium shown on your policy's specifications page.

  If the No-Lapse Guarantee is available and you fail to pay the required premium as defined in your lapse notice by the end of the policy grace period, the No-Lapse Guarantee will then go into effect. The policy will remain in force, however:

  - All riders will terminate;

  - The Death Benefit Option becomes Level;

  - The Death Benefit will equal the current Face Amount; and

  - Any future scheduled Increases in the Face Amount will be canceled.

  The No-Lapse Guarantee terminates at the end of the No-Lapse Guarantee Period. Also, if premiums paid less Indebtedness and less withdrawals from your policy are less than the Cumulative No-Lapse Guarantee Premium, the No-Lapse Guarantee goes into default and will terminate unless we receive sufficient premium within 61 days.

  If you want to know more about the policy's No-Lapse Guarantee you should read about it in the Lapse and Reinstatement section of the prospectus.

  The Enhanced No-Lapse Guarantee Rider lets you choose an Extended No-Lapse Guarantee Period. You may choose an Extended No-Lapse Guarantee Period that is for the life of your policy or you may choose one of the Extended No-Lapse Guarantee Periods described below:

  - If the insured is age 70 or younger, you may choose an Extended No Lapse Guarantee Period that is the lesser of 20 years or until the insured is age 80.

  - If the insured is older than age 70, you may choose an Extended No Lapse Guarantee Period that is the lesser of 10 years or until the insured is age 90.

  If the Extended No-Lapse Guarantee is available and you fail to pay the required premium as defined in your lapse notice by the end of the policy grace period, the Extended No-Lapse Guarantee will then go into effect. The policy will remain in force, however:

  - All riders (other than the Enhanced No-Lapse Guarantee Rider) will terminate;

  - The Death Benefit Option becomes Level;

  - The Death Benefit will equal the current Face Amount; and

  - Any future scheduled Increases in the Face Amount will be canceled.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
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  The Enhanced No-Lapse Guarantee Rider also gives you the Additional No-Lapse Protection Benefit. The Additional No-Lapse Protection Benefit guarantees that your policy will remain in force if the Extended No-Lapse Guarantee terminates.

  The Extended No-Lapse Guarantee terminates at the end of the Extended No-Lapse Guarantee Period. Also, if premiums paid less Indebtedness and less withdrawals from your policy are less than the Cumulative No-Lapse Guarantee Premium, the Extended No-Lapse Guarantee goes into default and will terminate unless we receive sufficient premium within 61 days.

  The Additional No-Lapse Protection Benefit is available for a period of time we call the Additional No-Lapse Protection Benefit Period, unless it is terminated earlier.

  The Additional No Lapse Protection Benefit Period is equal to the length of time your policy would remain in force if your policy's Account Value less any Indebtedness was credited with interest at a rate of 4.5% per year and subject to all applicable charges at the maximum rates. The beginning Account Value for this calculation is the Account Value on the date the Extended No-Lapse Guarantee goes into default or terminates, whichever is earlier.

  We will send you a notice when the Extended No Lapse Guarantee terminates, telling you how long your Additional No Lapse Protection Benefit Period will be.

  The Additional No Lapse Protection Benefit terminates at the end of the Additional No Lapse Protection Benefit Period. It also terminates if you take a loan or withdrawal from your policy, change the Death Benefit Option from Option A to Option B, increase your policy's Face Amount, add any Optional Supplemental Benefit or increase an Optional Supplemental Benefit during the Additional No Lapse Protection Benefit Period.

  You may only elect this Enhanced No Lapse Guarantee Rider at the time you purchase your policy. The charge for this rider is based on your policy's Face Amount.

Riders may not be available in all states.

SETTLEMENT OPTIONS -- Proceeds under your policy may be paid in a lump sum or may be applied to one of our four settlement options. The minimum amount that may be placed under a settlement option is $5,000 (unless we consent to a lesser amount), subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. If a payment option is not selected, proceeds will be paid in a lump sum. Your beneficiary may choose a settlement option.

FIRST OPTION -- INTEREST INCOME

 - Payments of interest at the rate we declare (but not less than 3% per year) on the amount applied under this option.

SECOND OPTION -- INCOME OF FIXED AMOUNT

 - Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3% per year) is exhausted. The final payment will be for the balance remaining.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

 - An amount payable monthly for the number of years selected, which may be from one to 30 years.

FOURTH OPTION -- LIFE INCOME

 - LIFE ANNUITY -- An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant.

 - LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.

The policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the four payment options. Under the Fourth Option, the amount of each payment will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, we may make payments less often.

The table for the Fourth Option is based on the 1983a Individual Annuity Mortality Table, set back one year and with a net investment rate of 3% per annum. The tables for the First, Second and Third Options are based on a net investment rate of 3% per annum. We may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

Other arrangements for income payments may be agreed upon.

BENEFITS AT MATURITY -- The scheduled maturity date is the last date on which you may elect to make premium payments. Unless you elect to continue the policy beyond this date, the policy will terminate and any Cash Surrender Value will be paid to you.

If elected, the policy may continue in force after the scheduled maturity date if (a) the policy was in force on the scheduled maturity date; and (b) the owner of the policy (including any assignee of record) agrees in writing to this continuation.

At the scheduled maturity date:

- the death benefit will be reduced to the Account Value;

- the Account Value, if any, will continue to fluctuate with investment performance;

- any loans will continue to accrue interest and become part of Indebtedness;

- no future Monthly Deduction Amounts will be deducted; and

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- no further premium payments will be accepted.

All additional benefits provided by rider will deem to have terminated at the scheduled maturity date.

Otherwise, the policy will terminate on the scheduled maturity date.

CLASS OF PURCHASERS

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

PREMIUMS
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APPLICATION FOR A POLICY -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds age 85 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent. The minimum initial premium is the amount required to keep the policy in force for one month, but not less than $50.

Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. The policy date is the date used to determine all future cyclical transactions on the policy, such as Monthly Activity Date and policy years.

PREMIUM PAYMENT FLEXIBILITY -- You have flexibility as to when and in what amounts you pay premiums. Prior to policy issue, you can choose a planned premium, within a range we determined, based on the Face Amount and the insured's sex (except where unisex rates apply), issue age and risk classification. We will send you premium notices for planned premium. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premium payments automatically deducted monthly from your checking account. The planned premium and payment mode you select are shown on your policy's specifications page. You may change the planned premium at any time, subject to our minimum amount rules then in effect.

After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Account Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the Monthly Deduction Amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, "Lapse and Reinstatement."

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

- The minimum premium that we will accept is $50 or the amount required to keep the policy in force.

- We reserve the right to refund any excess premiums that would cause the policy to fail to meet the definition of life insurance under the Internal Revenue Code.

- We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.

- Any premium payment in excess of $1,000,000 is subject to our approval.

ALLOCATION OF PREMIUM PAYMENTS -- The initial Net Premium (and any additional Net Premiums received by us before the end of the right to examine period) will be allocated to the Hartford Money Market HLS Fund Sub-Account on the later of the policy date or the date we receive the initial premium payment. We will then allocate the value in the Hartford Money Market HLS Fund Sub-Account to the Fixed Account and the Sub-Accounts according to the premium allocation specified in the policy application upon the expiration of the right to examine policy period, or the date we receive the final requirement to put the policy in force, whichever is later.

You may change your premium allocation upon request in writing. Subsequent Net Premiums will be allocated to the Fixed Account and the Sub-Accounts according to your most recent written instructions as long as the number of investment choices you are allocated to does not exceed nine (9), and the percentage you allocate to each Sub-Account and/or the Fixed Account is in whole percentages. If we receive a premium payment with a premium allocation instruction that does not comply with the above rules, we will allocate the Net Premium pro rata based on the values of your existing investment choices.

You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for such policy.

ACCUMULATION UNITS -- Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.

The number of accumulation units in each Sub-Account to be credited to a policy (including the initial allocation to the Hartford Money Market HLS Fund Sub-Account) and the

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   19
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amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.

ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a policy, (i.e., with respect to determining Account Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment) will be made on the date the request or payment is received by us at the National Service Center, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

ACCOUNT VALUES -- Each policy will have an Account Value. There is no minimum guaranteed Account Value.

The Account Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.

A policy's Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy's Account Value equals the policy's value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy's Cash Value is equal to the Account Value less any applicable surrender charges. A policy's Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See "Accumulation Unit Values," above.

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.

DEATH BENEFITS AND POLICY VALUES
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DEATH BENEFIT -- Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the insured. Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of the insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. The death benefit depends on the death benefit option you select.

DEATH BENEFIT OPTIONS -- There are three death benefit options: the Level Death Benefit Option ("Option A"), the Return of Account Value Death Benefit Option ("Option B") and the Return of Premium Death Benefit Option ("Option C"). Subject to the minimum death benefit described below, the death benefit under each option is as follows:

- Under Option A, the current Face Amount.

- Under Option B, the current Face Amount plus the Account Value.

- Under Option C, the current Face Amount plus the sum of premiums paid. However, it will be no more than the current Face Amount plus the Option C limit, which is currently $5 million.

OPTION CHANGE -- You may change your death benefit option by notifying us in writing. Any change will become effective on the Monthly Activity Date following the date we receive your request. If you elect to change to Option A, the Face Amount will become that amount available as a death benefit immediately prior to such option change. If you elect to change to Option B, the Face Amount will become the amount available as a death benefit immediately prior to such option change, minus the then-current Account Value. Changing your death benefit option may result in a Surrender Charge. You should consult a tax adviser regarding the possible adverse tax consequences resulting from a change in your death benefit option. We reserve the right to require evidence of insurability satisfactory to us before a change in your death benefit option becomes effective.

MINIMUM DEATH BENEFIT -- The policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively

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requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the policy year and insured's issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your policy.

EXAMPLES OF MINIMUM DEATH BENEFIT

                                    A          B
--------------------------------------------------------
 Face Amount                     $100,000   $100,000
--------------------------------------------------------
 Account Value                     46,500     34,000
--------------------------------------------------------
 Specified Percentage                250%       250%
--------------------------------------------------------
 Death Benefit Option               Level      Level
--------------------------------------------------------

In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. We deduct a dollar amount from your Account Value for an unscheduled increase of the Face Amount of your policy. We deduct the fee each month for twelve months after the increase. The fee is a per $1,000 amount that varies by the attained age of the insured.

A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must not be less than that specified in our minimum rules then in effect. If during the surrender charge period, you decrease your Face Amount to an amount lower than it has ever been, a partial surrender charge will be assessed.

The surrender charge assessed will be:

- the surrender charge applicable to the then current policy year, if any; multiplied by

- the percentage described below.

The percentage will be determined by:

- subtracting the new Face Amount from the lowest previous Face Amount; and

- dividing that difference by the lowest previous Face Amount.

The surrender charge assessed will be deducted from your Account Value on the Monthly Activity Date on which the decrease becomes effective. We will also reduce the surrender charges applicable to future policy years and provide you a revised schedule of surrender charges.

CHARGES AND POLICY VALUES -- Your policy values decrease due to the deduction of policy charges. Policy values may increase or decrease depending on investment performance. Investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your account value may have an effect on your death benefit. If your policy lapses, the policy terminates and no death benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY
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SURRENDER -- Provided your policy has a Cash Surrender Value, you may surrender your policy to us. We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date of your request for surrender, or the date you request to have your policy surrendered, if later.

WITHDRAWALS -- One withdrawal is allowed per calendar month. Withdrawals may be subject to a surrender charge, see "Surrender Charge." You may request a withdrawal in writing. The minimum withdrawal allowed is $500. The maximum partial withdrawal is the Cash Surrender Value, minus $1,000. If the death benefit option then in effect is Option A or Option C, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. You may be assessed a charge of up to $10 for each partial withdrawal.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   21
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LOANS

AVAILABILITY OF LOANS -- At any time while the policy is in force, you may borrow against the policy by assigning it as sole security to us. Any new loan taken together with any existing Indebtedness may not exceed the Cash Surrender Value on the date we grant a loan. The minimum loan amount that we will allow is $500.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the policy will then go into default. See "Lapse and Reinstatement."

PREFERRED INDEBTEDNESS -- If, at any time after the tenth (10th) policy anniversary, your Account Value exceeds the total of all premiums paid since issue, a portion of your Indebtedness may qualify as preferred. Preferred Indebtedness is charged a lower interest rate than non-preferred Indebtedness, if any. The maximum amount of preferred Indebtedness is the amount by which the Account Value exceeds the total premiums paid and is determined on each Monthly Activity Date.

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your policy is in force and the insured is alive. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 3.5%.

INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, any difference between the value of the Loan Account and the Indebtedness will be transferred on each Monthly Activity Date from the Fixed Account and Sub-Accounts to the Loan Account on a pro rata basis.

POLICY LOAN RATES -- The table below shows the interest rates we will charge on your Indebtedness.

                                           INTEREST RATE
                          PORTION OF          CHARGED
 DURING POLICY YEARS     INDEBTEDNESS    EQUALS 3.5% PLUS:
----------------------------------------------------------
        1-10                 All                2%
----------------------------------------------------------
    11 and later          Preferred             0%
                        Non-Preferred           1%
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LAPSE AND REINSTATEMENT
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LAPSE AND GRACE PERIOD -- During the first three policy years, your policy will be in default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount.

During the fourth policy year and thereafter, your policy will be in default on any Monthly Activity Date if the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount.

A 61-day "Grace Period" will begin from the date of any policy default. Upon default, we will mail you and any assignee written notice of the amount of premium that will be required to continue the policy in force. The premium required will be no greater than the amount required to pay three Monthly Deduction Amounts as of the date the Policy Grace period began. If the No-Lapse Guarantee is available and sufficient premium has not been paid by the end of the Grace Period, the death benefit option will become level, any policy riders will terminate and any future unscheduled increases are cancelled. If the insured dies during the Grace Period, we will pay the death proceeds.

NO-LAPSE GUARANTEE DEFAULT AND GRACE PERIOD -- On every Monthly Activity Date during the No-Lapse Guarantee period, we will compare the cumulative premium payments received, less Indebtedness and less withdrawals, to the Cumulative No-Lapse Guarantee Premium.

If the cumulative premium payments received, less Indebtedness and less withdrawals, are less than the Cumulative No-Lapse Guarantee Premium, the No-Lapse Guarantee will be deemed to be in default as of that Monthly Activity Date and the No-Lapse Guarantee Grace Period will begin. We will mail you and any assignee written notice of the amount of premium required to continue the No-Lapse Guarantee.

The No-Lapse Guarantee will be removed from the policy at the end of the No-Lapse Guarantee Grace Period if we have not

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received the amount of premium required to continue such guarantee.

NO-LAPSE GUARANTEE -- The policy will remain in force at the end of the policy Grace Period as long as the No-Lapse Guarantee is available, as described below.

The No-Lapse Guarantee is available as long as:

- the policy is in the No-Lapse Guarantee Period; and

- on each Monthly Activity Date during that period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, equal or exceed an amount known as the Cumulative No-Lapse Guarantee Premium.

The length of the No-Lapse Guarantee Period is the lesser of 10 years from your policy's effective date and to age 80. Some states may limit the maximum length of the No-Lapse Guarantee Period. In Massachusetts, Texas and Florida, the maximum length of the No-Lapse Guarantee Period is five (5) years. The No-Lapse Guarantee is not available in New Jersey and Maryland. In Illinois, this provision is referred to as the "Policy Coverage Protection Benefit." The Cumulative No-Lapse Guarantee Premium is the premium required to maintain the No-Lapse Guarantee.

If the No-Lapse Guarantee is available and you fail to pay the required premium as defined in your lapse notice by the end of the policy grace period, the No-Lapse Guarantee will then go into effect. The policy will remain in force, however:

- all riders will terminate;

- the Death Benefit Option becomes Level;

- the Death Benefit will equal the current Face Amount; and

- any future scheduled Increases in the Face Amount will be canceled.

As long as the policy remains in default and the No-Lapse Guarantee is available, the No-Lapse Guarantee will remain in effect on each subsequent Monthly Activity Dates. You may be required to make premium payments to keep the No-Lapse Guarantee available, as described above.

If during the No-Lapse Guarantee Period, the Face Amount is increased or decreased, or riders are added or increased, deleted or reduced, a new monthly No-Lapse Guarantee Premium will be calculated. We will send you a notice of the new Monthly No-Lapse Guarantee Premium, which will be used in calculating the Cumulative No-Lapse Guarantee Premium in subsequent months.

REINSTATEMENT -- Prior to the death of the insured, a policy may be reinstated prior to the maturity date, provided such policy has not been surrendered for cash, and provided further that:

- You request reinstatement in writing within five years after termination;

- You submit satisfactory evidence of insurability to us;

- any Indebtedness existing at the time the policy was terminated is repaid or carried over to the reinstated policy; and

- You pay a premium sufficient to cover (a) all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (b) the sum of Monthly Deduction Amounts for the next three months after the date the policy is reinstated.

The Account Value on the reinstatement date equals:

- the Cash Value at the time of policy termination; plus

- net Premiums derived from premiums paid at the time of policy reinstatement; minus

- the Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus

- the Surrender Charge at the time of policy reinstatement. The Surrender Charge is based on the duration from the original policy date.

FINANCIAL STATEMENTS

Financial statements of the Separate Account and Hartford may be found in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or write to us at:

Hartford Life and Annuity Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

FEDERAL TAX CONSIDERATIONS
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GENERAL

Since federal tax law is complex, the tax consequences of purchasing this policy will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this policy is right for you.

Our general discussion of the tax treatment of this policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this policy cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this policy. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   23
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TAXATION OF HARTFORD AND THE
SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford, which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policy.

We do not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If we incur income taxes attributable to the Separate Account or determine that such taxes will be incurred, we may assess a charge for such taxes against the Separate Account.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the Beneficiary. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the
Section 7702 requirements.

There is some uncertainty as to the proper determination of the premium limits for purposes of section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such changes.

There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The Maturity Date Extension Rider allows a policy owner to extend the maturity date to the date of the death of the insured. If the maturity date of the policy is extended by rider, we believe that the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in a policy owner's Investment Value is generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If the policy is surrendered or matures, the amount received will be includable in the policy owner's income to the extent that it exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a surrender, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously under the policy to the extent such amounts received were excluded from gross income. Whether partial withdrawals (or loan or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in
Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that either: (i) satisfies the Section 7702 definition of a life insurance contract, but fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later

24                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, if there is a reduction in benefits under the policy within any seven-year test period, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the start of the seven-year test period. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.

ESTATE, GIFT AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the policy. If the policy owner was not the insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repealed the federal estate tax and replaced it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the unified credit exemption amount. For 2003, the maximum estate tax rate is 49% and the unified credit exemption amount is $1,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   25
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DIVERSIFICATION REQUIREMENTS

The Code requires that investments supporting your policy be adequately diversified. Code Section 817 provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all policies subject to the diversification requirements in a manner that will maintain adequate diversification.

OWNERSHIP OF THE ASSETS IN THE
SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the policy owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the policy owner, such as the ability to select and control investments in a separate account, will cause the policy owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. We reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of assets in the separate account.

LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS

In January 2002, the IRS issued Notice 2002-8 concerning guidance on the federal tax treatment of split-dollar arrangements funded with life insurance contracts. Notice 2002-8 revoked Notice 2001-10, and announced that the IRS intended to provide comprehensive guidance on such arrangements in the form of proposed regulations that would be effective only for arrangements entered into after the date such regulations are published in final form. Notice 2002-8 outlined the rules expected in such proposed regulations, and provided revised interim guidance for determining the value of current life insurance protection that is provided in such arrangements, or in certain tax-qualified retirement arrangements, pending further IRS guidance and consideration of public comments requested by the IRS on Notice 2002-8.

Notice 2002-8 indicates that the proposed regulations are expected to require that the parties to a split-dollar arrangement be taxed under one of two mutually exclusive regimes. Under one regime, the economic benefits of such an arrangement generally would be treated as transfers to the benefited party, which could be subject to taxation under the rules of Code Section 61 or 83. Under the second regime, payments under the arrangement by its sponsor (e.g., an employer) generally would be treated as a series of loans to the benefited party, which could be subject to the rules, where applicable, of Code
Section 7872

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(relating to below-market-interest-rate loans) or Code Sections 1271-1275 (relating to original issue discount). In an employment-related arrangement, the proposed regulations are expected to provide that which regime applies is determined by which party is formally designated as the owner of the life insurance contract (i.e., the first regime applies if the employer is designated as such owner, and the second regime applies if the employee is designated as such owner). The same principles are expected to govern the tax treatment of split-dollar arrangements in other contexts, e.g., gift or corporate-shareholder contexts.

For arrangements entered into before the publication of final regulations, Notice 2002-8 provided some limited safe harbors from certain types of adverse tax treatment under certain circumstances, and stated that taxpayers may rely on the Notice (including a reasonable application of its outlined proposed rules) or on Notice 2001-10. Otherwise, Notice 2002-8 was unclear as to how current rules would apply to such arrangements, and stated that no inference should be drawn from the Notice regarding the appropriate tax treatment of such arrangements.

In July 2002 the IRS proposed the regulations referred in Notice 2002-8, and these regulations confirm that generally they would be effective only for arrangements entered into (or "materially modified") after the date on which these regulations are published in final form. The proposed regulations would define a "split-dollar life insurance arrangement" broadly to include (with certain exceptions) any arrangement between 2 or more parties involving a life insurance policy, where either (1) at least one party is entitled to recover any portion of the policy's premiums from the policy proceeds (e.g., as security for a loan to make a premium payment); or (2) the arrangement is entered into in connection with performance of services, and the employer (or recipient of services) pays directly or indirectly any portion of the premiums, and the beneficiary of any death benefit amount is designated by the employee (or service provider) or is any person whom such service provider would reasonably be expected to designate as the beneficiary; or (3) the arrangement is entered into between a corporation and one of its shareholders, and the corporation pays directly or indirectly any portion of the policy's premiums, and the beneficiary of any death benefit amount is designated by the shareholder or is any person whom such shareholder would reasonably be expected to designate as the beneficiary.

These proposed regulations also have rules that generally would designate only one party as the "owner" of such a policy for tax purposes, and then would require that the parties be taxed under one of two mutually exclusive regimes (i.e., an "economic benefit" regime or a "loan" regime), generally based on which party is this tax "owner." Under the economic benefit regime, the tax "owner" (e.g., an employer who provides an employee with rights in the policy under an endorsement to the policy) is treated generally as providing taxable economic benefits to a "non-owner." Under the loan regime, the tax "owner" (e.g., an employee who secures the rights of an employer to recover its premium payments or other advances with a collateral assignment of the policy) is treated generally as receiving one or more loans from a "non-owner" (e.g., for one or more premium payments on such "owner's" policy). Such a loan would be subject to rules under Code Section 7872 for loans that do not have a fair market value rate of interest. These proposed regulations also would require that the parties fully and consistently account for all amounts under either regime, and would provide for comparable or collateral rules for donor/donee and corporations/shareholder arrangements.

Consequently, if you are currently a party to any such arrangement or are considering participating in such an arrangement, it would be advisable for you to consult with a qualified tax advisor concerning the tax treatment of such an arrangement.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
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LEGAL PROCEEDINGS

There are no material legal proceedings pending to which the Separate Account is a party.

Hartford Life Insurance Company ("Hartford Life"), which is the parent company of Hartford Life and Annuity Insurance Company, is or may become involved in various legal actions, in the normal course of its business, in which claims for alleged economic and punitive damages have been or may be asserted, some for substantial amounts. Some of the pending litigation has been filed as purported class actions and some actions have been filed in certain jurisdictions that permit punitive damage awards that are disproportionate to the actual damages incurred. Although there can be no assurances, at the present time, Hartford Life does not anticipate that the ultimate liability arising from potential, pending or threatened legal actions, after consideration of provisions made for estimated losses and costs of defense, will have a material adverse effect on the financial condition or operating results of Hartford Life.

On March 15, 2002, a jury in the U.S. District Court for the Eastern District of Missouri issued a verdict in Bancorp Services, LLC ("Bancorp") v. Hartford Life Insurance Company, et al. in favor of Bancorp in the amount of $118 million. The case involved claims of patent infringement, misappropriation of trade secrets, and breach of contract against Hartford Life and its affiliate International Corporate Marketing Group, Inc. ("ICMG"). The judge dismissed the patent infringement claim on summary judgment. The jury's award was based on the last two claims. On August 28, 2002, the Court entered an order awarding Bancorp prejudgment interest on the breach of contract claim in the amount of $16 million.

Hartford Life and ICMG have appealed the judgement on the trade secret and breach of contract claims. Bancorp has cross-claimed the pre-trial dismissal of its patent infringement claim. Hartford Life's management, based on the opinion of its legal advisors, believes that there is a substantial likelihood that the jury award will not survive at its current amount. Based on the advice of legal counsel regarding the potential outcome of this litigation, Hartford Life recorded an $11 million after-tax charge in the first quarter of 2002 to increase litigation reserves associated with this matter. Should Hartford Life and ICMG not succeed in eliminating or reducing the judgment, a significant additional expense would be recorded in the future related to this matter.

On March 16, 2003, a final decision and award was issued in an arbitration between Hartford Life and one of its primary reinsurers relating to policies with death benefit guarantees written from 1994 to 1999. The arbitration involved alleged breaches under the reinsurance treaties. Although Hartford Life believed that its position in this arbitration was strong, an adverse outcome could have resulted in a decrease to Hartford Life's statutory surplus and capital and could have potentially increased the death benefit costs incurred by Hartford Life in the future. Under the terms of the final decision and award, the reinsurer's reinsurance obligations to Hartford Life were not limited or reduced in any manner and, as a result, are left unchanged.

Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary, Hartford Life Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.

INDEPENDENT PUBLIC ACCOUNTANTS -- We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of Hartford Life and Annuity Insurance Company for the years ending December 31, 2000 and December 31, 2001 and of the Separate Account for the year ended December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its reports included herein.

28                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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GLOSSARY OF SPECIAL TERMS

ACCOUNT VALUE: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.

CASH SURRENDER VALUE: the Cash Value less all Indebtedness.

CASH VALUE: the Account Value less any applicable Surrender Charges.

CUMULATIVE NO-LAPSE GUARANTEE PREMIUM: the premium required to maintain the No-Lapse guarantee. Initially, the Cumulative No-Lapse Guarantee Premium is the No-Lapse Guarantee Premium. On each Monthly Activity Date thereafter, the Cumulative No-Lapse Guarantee Premium is: (a) the Cumulative No-Lapse Guarantee Premium on the previous Monthly Activity Date; plus (b) the current No-Lapse Guarantee Premium.

FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.

FIXED ACCOUNT: part of our general account to which all or a portion of the Account Value may be allocated.

FUNDS: the registered open-end management companies in which assets of the Separate Account may be invested.

INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.

LOAN ACCOUNT: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.

MATURITY DATE: The date on which your policy matures and your policy terminates.

MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

NET PREMIUM: the amount of premium credited to Account Value. It is premium paid minus the sales load and tax charge.

NO-LAPSE GUARANTEE PREMIUM: the amount of monthly premium required to keep the No-Lapse guarantee available, as shown in the policy's specifications page, and used to calculate the Cumulative No-Lapse Guarantee Premium.

SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.

SUB-ACCOUNT: a subdivision of the Separate Account.

SURRENDER CHARGE: a charge that may be assessed if you surrender your policy or the Face Amount is decreased.

VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading.

WE, US, OUR: Hartford Life and Annuity Insurance Company.

YOU, YOUR: the owner of the policy.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   29
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WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-231-5453 to ask us questions, or to receive a copy of the Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it. You can contact your financial adviser for a personalized illustration of policy fees and charges, free of charge.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 450 Fifth Street, NW, Washington, DC 20549-0102. Copies of documents filed with the SEC may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section. Please call the SEC at 202-942-8090 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.

811-07329

                                    PART B

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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STATEMENT OF ADDITIONAL INFORMATION
STAG PROTECTOR VARIABLE UNIVERSAL LIFE SERIES II
SEPARATE ACCOUNT VL I
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.

DATE OF PROSPECTUS: DECEMBER 15, 2003.
DATE OF STATEMENT OF ADDITIONAL INFORMATION: DECEMBER 15, 2003.

2                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                              PAGE
                                                              ----
GENERAL INFORMATION AND HISTORY                                    3
----------------------------------------------------------------------
SERVICES                                                           3
----------------------------------------------------------------------
EXPERTS                                                            3
----------------------------------------------------------------------
DISTRIBUTION OF THE POLICIES                                       3
----------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT CHARGES                               4
----------------------------------------------------------------------
PERFORMANCE DATA                                                   5
----------------------------------------------------------------------
FINANCIAL STATEMENTS                                            SA-1
----------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION                                            3
--------------------------------------------------------------------------------

GENERAL INFORMATION AND HISTORY

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("HARTFORD") -- Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

Hartford Life and Annuity Insurance Company is controlled by Hartford Life Insurance Company, which is controlled by Hartford Life & Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

SEPARATE ACCOUNT VL I was established as a separate account under Connecticut law on June 8, 1995. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES
--------------------------------------------------------------------------------

SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS
--------------------------------------------------------------------------------

The financial statements included in the Statement of Additional Information, appearing in this registration statement, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The report on the financial statements of Hartford Life and Annuity Insurance Company expresses an unqualified opinion and includes an explanatory paragraph referring to the use of statutory accounting practices and the change in certain accounting practices as a result of the State of Connecticut Insurance Department's adoption of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual effective January 1, 2001, which practices differ from accounting principles generally accepted in the United States of America. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

The audited financial statements of Hartford Life and Annuity Insurance Company for the years ending December 31, 2001 and December 31, 2000 and of the Separate Account for the year ended December 31, 2001 included in this registration statement were audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with accounting principles generally accepted in the United States of America.

We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of Hartford Life and Annuity Insurance Company for the years ending December 31, 2001 and December 31, 2000 and of the Separate Account for the year ended December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its reports included herein.

The audited financial statements of Hartford Life and Annuity Insurance Company for the years ending December 31, 2000 and December 31, 2001 and of the Separate Account for the year ended December 31, 2001 included in this registration statement were audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with accounting principles generally accepted in the United States.

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of Hartford Life and Annuity Insurance Company for the years ending December 31, 2000 and December 31, 2001 and of the Separate Account for the year ended December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its reports included herein.

DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and will offer the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The policies will be sold by salespersons who represent Hartford as insurance agents and who are registered representatives of HESCO or certain other registered broker-dealers who have entered into distribution agreements with HESCO.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HESCO and any applicable rules or regulations for variable insurance compensation. The compensation payable may vary with the distribution agreements with HESCO. Compensation is generally based on premium payments. This compensation is usually paid from the sales charges described in the Prospectus.

During the first Policy Year, the most common schedule of commission we pay is 70% of the premium paid up to the Target Premium and 2.0% of the premium in excess of the Target Premium. The Target Premium is an amount used to calculate sales commissions where the Target Premium amounts vary by: (1) age; (2) sex; and (3) insurance class of the Insured. In Policy Years 2 and later, this schedule allows for a commission of 2% of Premiums paid. A sales representative may be required to return all or a portion of the commissions paid if the Policy terminates prior to the Policy's first Policy Anniversary. Hartford currently pays HESCO underwriting commissions for its role as Principal Underwriter of all policies associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HESCO in its role as Principal Underwriter has been: 2002: $42,906,757; 2001: $48,498,384; and 2000:
$46,087,194.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HESCO, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or other financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for broker-dealers or financial institutions, will be made by HESCO, its affiliates or Hartford out of their assets and will not effect the amounts paid by the policy owner to purchase, hold or surrender variable insurance products.

ADDITIONAL INFORMATION ABOUT CHARGES
--------------------------------------------------------------------------------

SALES LOAD -- The front-end sales load is a charge deducted from each premium payment. The current and maximum sales load in policy year 1 is 8%. The current sales load after policy year 1 is 4%. The maximum sales load is 8% in policy years 2 through 20 and 6% thereafter.

The front-end load under the policies may be used to cover expenses related to the sale and distribution of the policies.

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds the ages of 0 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. For preferred and standard risks, the cost of insurance rate will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates

STATEMENT OF ADDITIONAL INFORMATION                                            5
--------------------------------------------------------------------------------
based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table
(ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.

No change in the terms or conditions of a policy will be made without your consent.

UNSCHEDULED INCREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Each unscheduled increase in Face Amount is subject to an increase fee. We deduct the fee each month for 12 months after the increase. The Face Increase Fee rate is per $1,000 amount and varies by the attained age of the insured.

PERFORMANCE DATA
--------------------------------------------------------------------------------

Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the surrender charge, unamortized tax charge, cost of insurance charge, mortality and expense risk charge, tax expense charge, annual maintenance fee, and the administrative charge. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

The following table shows the performance history of the underlying Funds of the policy as of the period indicated.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                     STAG PROTECTOR VARIABLE UNIVERSAL LIFE
                      UNDERLYING FUND PERFORMANCE HISTORY
                            AS OF DECEMBER 31, 2002

In the following tables illustrate there is no performance information for Putnam VT Capital Opportunities Fund and Putnam VT Equity Income Fund Sub-Accounts because as of December 31, 2002, the Sub-Accounts had not commenced operation.

                                                            FUND                                                       SINCE
FUND                                                   INCEPTION DATE      1 YEAR           5 YEAR       10 YEAR     INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund -- Series I               9/10/2001          -11.10%             N/A     N/A             -3.50%
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund -- Series I                     5/5/1993          -30.26%           -2.19%    N/A              7.84%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Fund -- Class 2              8/1/1989          -12.38%            2.11%   8.10%             8.25%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Blue Chip Income and Growth Fund --
 Class 2                                                     7/5/2001          -23.07%             N/A     N/A            -19.19%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Bond Fund -- Class 2                          1/2/1996            4.05%            4.75%    N/A              5.59%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Fund -- Class 2                4/30/1997          -14.64%            5.35%    N/A              6.19%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund --
 Class 2                                                    4/30/1998          -19.05%             N/A     N/A              3.13%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund -- Class 2                        2/8/1984          -24.46%            6.56%  12.03%            13.61%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund -- Class 2                 2/8/1984          -18.34%            3.49%  10.31%            12.30%
---------------------------------------------------------------------------------------------------------------------------------
American Funds International Fund -- Class 2                 5/1/1990          -14.84%            2.50%   8.25%             6.87%
---------------------------------------------------------------------------------------------------------------------------------
American Funds New World Fund -- Class 2                    6/17/1999           -5.66%             N/A     N/A             -1.92%
---------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value Securities Fund -- Class 2          5/1/1998           -9.26%             N/A     N/A              0.42%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund -- Class IA                      3/31/1983          -13.79%            2.38%   8.63%            10.36%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund -- Class IA                          8/31/1977           10.08%            7.26%   7.46%             8.72%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund -- Class IA           4/2/1984          -19.70%            6.08%  12.33%            14.49%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS Fund -- Class IA            3/9/1994          -14.23%            2.29%    N/A             11.07%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund -- Class IA             5/29/1998          -24.65%             N/A     N/A             -1.15%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Growth Opportunities HLS Fund -- Class IA          3/24/1987          -27.65%            1.40%   6.59%              N/A
---------------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund -- Class IA                          5/1/1987          -22.45%           -1.03%   8.74%             9.32%
---------------------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund --
 Class IA                                                    7/2/1990          -17.93%           -2.63%   4.01%             2.80%
---------------------------------------------------------------------------------------------------------------------------------
Hartford International Small Company HLS Fund --
 Class IA                                                   4/30/2001           -5.08%             N/A     N/A             -6.58%
---------------------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund -- Class IA                        7/14/1997          -14.22%           14.78%    N/A             16.15%
---------------------------------------------------------------------------------------------------------------------------------
Hartford MidCap Value HLS Fund -- Class IA                  4/30/2001          -13.02%             N/A     N/A             -8.23%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund -- Class IA                  6/30/1980            1.47%            4.30%   4.46%             6.89%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund -- Class IA            1/1/1985            8.15%            6.79%   6.81%             8.43%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund -- Class IA                  8/9/1996          -30.23%           -0.92%    N/A              3.04%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund -- Class IA                         8/31/1977          -24.25%           -0.24%   9.28%            12.08%
---------------------------------------------------------------------------------------------------------------------------------
Hartford Value Opportunities HLS Fund -- Class IA            5/1/1996          -24.95%            0.70%    N/A              5.68%
---------------------------------------------------------------------------------------------------------------------------------
MFS-Registered Trademark- New Discovery Series --
 Initial Class                                               5/1/1998          -31.63%             N/A     N/A              2.61%
---------------------------------------------------------------------------------------------------------------------------------
MFS-Registered Trademark- Total Return Series --
 Initial Class                                               1/3/1995           -5.17%            5.01%    N/A             10.72%
---------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2                    11/8/1996          -11.81%            3.98%    N/A              6.60%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund -- Class IB                     5/1/1990          -22.39%           -3.96%   5.13%              N/A
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund -- Class IB                 2/1/1988          -18.99%           -0.87%   8.47%              N/A
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund -- Class IB                        2/1/1988           -0.85%           -1.29%   5.33%              N/A
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund -- Class IB                            2/1/1988            7.89%            5.72%   6.58%              N/A
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund -- Class IB              1/2/1997          -17.75%            2.28%   4.45%              N/A
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund -- Class IB                 5/2/1994          -30.51%           -5.53%   5.53%              N/A
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund -- Class IB                           2/1/1988          -26.53%           -1.36%   8.37%              N/A
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity Income Portfolio -- Initial Class       10/9/1986          -16.95%            0.31%   9.79%            10.10%
---------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT VL I

We have audited the accompanying statements of assets and liabilities of Hartford Life and Annuity Insurance Company ("the Company"), Separate Account VL I comprising the American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds Global Small Capitalization Fund, Fidelity VIP Asset Manager Portfolio, Fidelity VIP Equity-Income Fund, Fidelity VIP Overseas Portfolio, Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Bond Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Growth and Income Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, and the Putnam VT Voyager Fund, as of December 31, 2002, and the related statements of operations and statements of changes in net assets for the year then ended. These financial statements are the responsibility of the Company"s management. Our responsibility is to express an opinion on these financial statements based on our audit. The statements of changes in net assets and financial highlights included in footnote 6, both for the year ended December 31, 2001 were audited by other auditors whose report, dated February 22, 2002, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002 by correspondence with investment companies; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Hartford Life and Annuity Insurance Company, Separate Account VL I as of December 31, 2002, the results of their operations, and the changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Hartford, Connecticut
February 21, 2003

_____________________________________ SA-1 _____________________________________

COPY -- THIS REPORT HAS NOT BEEN RE-ISSUED BY ARTHUR ANDERSEN LLP

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT VL I AND TO THE OWNERS
OF UNITS OF INTEREST THEREIN:

We have audited the accompanying statements of assets and liabilities of Hartford Life and Annuity Insurance Company Separate Account VL I (Hartford Bond HLS Fund, Hartford Stock HLS Fund, Hartford Money Market HLS Fund, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Growth and Income HLS Fund, Hartford Global Advisers HLS Fund, Hartford Small Company HLS Fund, Hartford MidCap HLS Fund, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP II Asset Manager Portfolio, Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, Putnam VT Voyager Fund, American Funds Global Growth Fund, American Funds Global Small Capitalization Fund, American Funds Growth-Income Fund, American Funds Growth Fund, Hartford Global Leaders HLS Fund and Hartford Global Technology HLS Fund sub-accounts) (collectively, the Account), as of
December 31, 2001, and the related statements of operations for the periods presented in the year then ended and the statements of changes in net assets for the periods presented in the three years then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2001, and the results of their operations and the changes in their net assets for the periods presented in conformity with accounting principles generally accepted in the United States.

Arthur Andersen LLP
Hartford, Connecticut
February 22, 2002

_____________________________________ SA-2 _____________________________________

                      (This page intentionally left blank)

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                           AMERICAN FUNDS                  AMERICAN FUNDS
                           GLOBAL GROWTH   AMERICAN FUNDS  GROWTH-INCOME
                                FUND        GROWTH FUND         FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           --------------  --------------  --------------
ASSETS
  Investments
    Number of Shares.....       402,407         647,481       1,116,462
                             ==========     ===========     ===========
    Cost.................    $5,139,060     $26,344,491     $32,871,265
                             ==========     ===========     ===========
    Market Value.........    $4,555,244     $21,554,646     $28,492,100
  Due from Hartford Life
   and Annuity Insurance
   Company...............         5,218          57,506         118,428
  Receivable from fund
   shares sold...........       --              --              --
  Other assets...........       --                   54             113
                             ----------     -----------     -----------
  Total Assets...........     4,560,462      21,612,206      28,610,641
                             ----------     -----------     -----------
LIABILITIES
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --              --              --
  Payable for fund shares
   purchased.............         5,218          57,506         118,428
  Other liabilities......            13         --              --
                             ----------     -----------     -----------
  Total Liabilities......         5,231          57,506         118,428
                             ----------     -----------     -----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........    $4,555,231     $21,554,700     $28,492,213
                             ==========     ===========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-4 _____________________________________

                           AMERICAN FUNDS
                            GLOBAL SMALL   FIDELITY VIP ASSET  FIDELITY VIP   FIDELITY VIP
                           CAPITALIZATION       MANAGER        EQUITY-INCOME    OVERSEAS    HARTFORD ADVISERS  HARTFORD BOND
                                FUND           PORTFOLIO           FUND        PORTFOLIO        HLS FUND         HLS FUND
                            SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           --------------  ------------------  -------------  ------------  -----------------  -------------
ASSETS
  Investments
    Number of Shares.....       238,269           350,334         1,118,848       447,697        3,374,344        3,927,918
                             ==========        ==========       ===========    ==========      ===========      ===========
    Cost.................    $2,636,259        $5,314,974       $25,774,171    $8,310,688      $86,031,256      $44,137,818
                             ==========        ==========       ===========    ==========      ===========      ===========
    Market Value.........    $2,199,219        $4,466,754       $20,318,278    $4,915,715      $66,113,250      $46,948,697
  Due from Hartford Life
   and Annuity Insurance
   Company...............        10,279               837           --              2,463           77,470          --
  Receivable from fund
   shares sold...........       --               --                  37,731       --              --                615,342
  Other assets...........       --               --                 --            --                     8          --
                             ----------        ----------       -----------    ----------      -----------      -----------
  Total Assets...........     2,209,498         4,467,591        20,356,009     4,918,178       66,190,728       47,564,039
                             ----------        ----------       -----------    ----------      -----------      -----------
LIABILITIES
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --               --                  37,731       --              --                615,342
  Payable for fund shares
   purchased.............        10,279               837           --              2,463           77,470          --
  Other liabilities......             7                39               220           101         --                     87
                             ----------        ----------       -----------    ----------      -----------      -----------
  Total Liabilities......        10,286               876            37,951         2,564           77,470          615,429
                             ----------        ----------       -----------    ----------      -----------      -----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........    $2,199,212        $4,466,715       $20,318,058    $4,915,614      $66,113,258      $46,948,610
                             ==========        ==========       ===========    ==========      ===========      ===========


                           HARTFORD CAPITAL
                           APPRECIATION HLS
                                 FUND
                             SUB-ACCOUNT
                           ----------------
ASSETS
  Investments
    Number of Shares.....       2,998,529
                             ============
    Cost.................    $140,232,302
                             ============
    Market Value.........    $ 95,055,575
  Due from Hartford Life
   and Annuity Insurance
   Company...............          78,488
  Receivable from fund
   shares sold...........        --
  Other assets...........        --
                             ------------
  Total Assets...........      95,134,063
                             ------------
LIABILITIES
  Due to Hartford Life
   and Annuity Insurance
   Company...............        --
  Payable for fund shares
   purchased.............          78,488
  Other liabilities......             430
                             ------------
  Total Liabilities......          78,918
                             ------------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........    $ 95,055,145
                             ============

_____________________________________ SA-5 _____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2002

                           HARTFORD DIVIDEND  HARTFORD GLOBAL  HARTFORD GLOBAL
                            AND GROWTH HLS     ADVISERS HLS      LEADERS HLS
                                 FUND              FUND             FUND
                              SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                           -----------------  ---------------  ---------------
ASSETS
  Investments
    Number of Shares.....       2,731,454          226,421          151,081
                              ===========       ==========       ==========
    Cost.................     $52,968,986       $2,468,124       $2,075,665
                              ===========       ==========       ==========
    Market Value.........     $41,219,803       $2,073,094       $1,737,437
  Due from Hartford Life
   and Annuity Insurance
   Company...............          29,966               51            1,562
  Receivable from fund
   shares sold...........        --                --               --
  Other assets...........        --                      7          --
                              -----------       ----------       ----------
  Total Assets...........      41,249,769        2,073,152        1,738,999
                              -----------       ----------       ----------
LIABILITIES
  Due to Hartford Life
   and Annuity Insurance
   Company...............        --                --               --
  Payable for fund shares
   purchased.............          29,966               51            1,562
  Other liabilities......             508          --                    14
                              -----------       ----------       ----------
  Total Liabilities......          30,474               51            1,576
                              -----------       ----------       ----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........     $41,219,295       $2,073,101       $1,737,423
                              ===========       ==========       ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-6 _____________________________________

                                                                               HARTFORD
                           HARTFORD GLOBAL  HARTFORD GROWTH                  INTERNATIONAL
                           TECHNOLOGY HLS   AND INCOME HLS   HARTFORD INDEX  OPPORTUNITIES  HARTFORD MIDCAP  HARTFORD MONEY
                                FUND             FUND           HLS FUND       HLS FUND        HLS FUND      MARKET HLS FUND
                             SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                           ---------------  ---------------  --------------  -------------  ---------------  ---------------
ASSETS
  Investments
    Number of Shares.....       414,636         1,013,111       1,910,758       2,002,054       2,115,613      109,465,126
                             ==========       ===========     ===========     ===========     ===========     ============
    Cost.................    $1,898,690       $12,621,618     $63,364,308     $25,457,289     $44,924,801     $109,465,126
                             ==========       ===========     ===========     ===========     ===========     ============
    Market Value.........    $1,252,163       $ 8,913,504     $44,821,169     $15,335,679     $37,941,652     $109,465,126
  Due from Hartford Life
   and Annuity Insurance
   Company...............       --                  5,654         759,565          20,784          48,123          731,000
  Receivable from fund
   shares sold...........         1,102          --               --              --             --               --
  Other assets...........       --                     22         --              --             --                 10,200
                             ----------       -----------     -----------     -----------     -----------     ------------
  Total Assets...........     1,253,265         8,919,180      45,580,734      15,356,463      37,989,775      110,206,326
                             ----------       -----------     -----------     -----------     -----------     ------------
LIABILITIES
  Due to Hartford Life
   and Annuity Insurance
   Company...............         1,102          --               --              --             --               --
  Payable for fund shares
   purchased.............       --                  5,654         759,565          20,784          48,123          731,000
  Other liabilities......             4          --                   751              82             158         --
                             ----------       -----------     -----------     -----------     -----------     ------------
  Total Liabilities......         1,106             5,654         760,316          20,866          48,281          731,000
                             ----------       -----------     -----------     -----------     -----------     ------------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........    $1,252,159       $ 8,913,526     $44,820,418     $15,335,597     $37,941,494     $109,475,326
                             ==========       ===========     ===========     ===========     ===========     ============

                              HARTFORD
                              MORTGAGE
                           SECURITIES HLS
                                FUND
                            SUB-ACCOUNT
                           --------------
ASSETS
  Investments
    Number of Shares.....       875,199
                            ===========
    Cost.................   $10,185,630
                            ===========
    Market Value.........   $10,511,394
  Due from Hartford Life
   and Annuity Insurance
   Company...............         3,369
  Receivable from fund
   shares sold...........       --
  Other assets...........       --
                            -----------
  Total Assets...........    10,514,763
                            -----------
LIABILITIES
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --
  Payable for fund shares
   purchased.............         3,370
  Other liabilities......       --
                            -----------
  Total Liabilities......         3,370
                            -----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $10,511,393
                            ===========

_____________________________________ SA-7 _____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2002

                           HARTFORD SMALL                   PUTNAM VT
                            COMPANY HLS    HARTFORD STOCK  DIVERSIFIED
                                FUND          HLS FUND     INCOME FUND
                            SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                           --------------  --------------  -----------
ASSETS
  Investments
    Number of Shares.....     1,966,196        2,020,021      763,314
                            ===========     ============   ==========
    Cost.................   $30,081,930     $120,241,694   $6,627,395
                            ===========     ============   ==========
    Market Value.........   $18,273,682     $ 71,633,489   $6,526,333
  Due from Hartford Life
   and Annuity Insurance
   Company...............        25,596           85,939       11,515
  Receivable from fund
   shares sold...........       --              --             --
  Other assets...........            34         --                  3
                            -----------     ------------   ----------
  Total Assets...........    18,299,312       71,719,428    6,537,851
                            -----------     ------------   ----------
LIABILITIES
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --              --             --
  Payable for fund shares
   purchased.............        25,596           85,939       11,515
  Other liabilities......       --                   136       --
                            -----------     ------------   ----------
  Total Liabilities......        25,596           86,075       11,515
                            -----------     ------------   ----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $18,273,716     $ 71,633,353   $6,526,336
                            ===========     ============   ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-8 _____________________________________

                              PUTNAM VT        PUTNAM VT      PUTNAM VT       PUTNAM VT
                            GLOBAL ASSET     GLOBAL EQUITY    GROWTH AND   HEALTH SCIENCES  PUTNAM VT HIGH   PUTNAM VT
                           ALLOCATION FUND       FUND        INCOME FUND        FUND          YIELD FUND    INCOME FUND
                             SUB-ACCOUNT    SUB-ACCOUNT (1)  SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                           ---------------  ---------------  ------------  ---------------  --------------  ------------
ASSETS
  Investments
    Number of Shares.....       184,332         1,020,894      1,552,271        722,497        1,085,126        780,548
                             ==========       ===========    ===========     ==========      ===========    ===========
    Cost.................    $3,203,452       $18,711,980    $40,166,629     $8,696,822      $10,385,455    $ 9,908,562
                             ==========       ===========    ===========     ==========      ===========    ===========
    Market Value.........    $2,121,663       $ 7,401,485    $29,105,074     $6,769,792      $ 7,671,841    $10,108,098
  Due from Hartford Life
   and Annuity Insurance
   Company...............       --               --              --                 820            9,659          3,136
  Receivable from fund
   shares sold...........       --                  5,040         71,660        --               --             --
  Other assets...........       --               --              --                 380          --                   7
                             ----------       -----------    -----------     ----------      -----------    -----------
  Total Assets...........     2,121,663         7,406,525     29,176,734      6,770,992        7,681,500     10,111,241
                             ----------       -----------    -----------     ----------      -----------    -----------
LIABILITIES
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --                  5,040         71,551        --               --             --
  Payable for fund shares
   purchased.............       --               --              --                 820            9,659          3,136
  Other liabilities......             2               164          1,207        --                    14        --
                             ----------       -----------    -----------     ----------      -----------    -----------
  Total Liabilities......             2             5,204         72,758            820            9,673          3,136
                             ----------       -----------    -----------     ----------      -----------    -----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........    $2,121,661       $ 7,401,321    $29,103,976     $6,770,172      $ 7,671,827    $10,108,105
                             ==========       ===========    ===========     ==========      ===========    ===========

                             PUTNAM VT
                           INTERNATIONAL
                            GROWTH AND
                            INCOME FUND
                            SUB-ACCOUNT
                           -------------
ASSETS
  Investments
    Number of Shares.....       492,398
                             ==========
    Cost.................    $5,916,621
                             ==========
    Market Value.........    $4,121,373
  Due from Hartford Life
   and Annuity Insurance
   Company...............         4,754
  Receivable from fund
   shares sold...........       --
  Other assets...........       --
                             ----------
  Total Assets...........     4,126,127
                             ----------
LIABILITIES
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --
  Payable for fund shares
   purchased.............         4,754
  Other liabilities......             6
                             ----------
  Total Liabilities......         4,760
                             ----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........    $4,121,367
                             ==========

(1) Formerly Putnam VT Global Growth Fund Sub-Account. Change effective October 15, 2002.

_____________________________________ SA-9 _____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2002

                                              PUTNAM VT
                             PUTNAM VT    INTERNATIONAL NEW                   PUTNAM VT
                           INTERNATIONAL    OPPORTUNITIES      PUTNAM VT     MONEY MARKET
                            GROWTH FUND         FUND         INVESTORS FUND      FUND
                            SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           -------------  -----------------  --------------  ------------
ASSETS
  Investments
    Number of Shares.....     1,873,261         334,279           880,056      4,572,090
                            ===========      ==========       ===========     ==========
    Cost.................   $27,892,611      $5,857,662       $10,914,754     $4,572,090
                            ===========      ==========       ===========     ==========
    Market Value.........   $19,013,599      $2,811,286       $ 6,230,797     $4,572,090
  Due from Hartford Life
   and Annuity Insurance
   Company...............        35,999        --                 --             --
  Receivable from fund
   shares sold...........       --               31,904             1,988            173
  Other assets...........       --                  542           --                 524
                            -----------      ----------       -----------     ----------
  Total Assets...........    19,049,598       2,843,732         6,232,785      4,572,787
                            -----------      ----------       -----------     ----------
LIABILITIES
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --               31,904             1,986            173
  Payable for fund shares
   purchased.............        35,811        --                 --             --
  Other liabilities......         6,006        --                     278        --
                            -----------      ----------       -----------     ----------
  Total Liabilities......        41,817          31,904             2,264            173
                            -----------      ----------       -----------     ----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $19,007,781      $2,811,828       $ 6,230,521     $4,572,614
                            ===========      ==========       ===========     ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-10 ____________________________________

                           PUTNAM VT NEW                 PUTNAM VT OTC  PUTNAM VT THE      PUTNAM VT
                           OPPORTUNITIES  PUTNAM VT NEW   & EMERGING    GEORGE PUTNAM   UTILITIES GROWTH   PUTNAM VT    PUTNAM VT
                               FUND        VALUE FUND     GROWTH FUND   FUND OF BOSTON  AND INCOME FUND   VISTA FUND   VOYAGER FUND
                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT
                           -------------  -------------  -------------  --------------  ----------------  -----------  ------------
ASSETS
  Investments
    Number of Shares.....     1,208,052       717,739       1,060,230        568,975          354,011        495,830     1,486,830
                            ===========    ==========     ===========     ==========       ==========     ==========   ===========
    Cost.................   $34,108,245    $9,305,842     $13,370,986     $5,870,481       $5,554,200     $9,016,336   $64,253,747
                            ===========    ==========     ===========     ==========       ==========     ==========   ===========
    Market Value.........   $14,037,567    $7,880,773     $ 4,336,340     $5,450,782       $3,387,890     $3,931,929   $31,223,431
  Due from Hartford Life
   and Annuity Insurance
   Company...............       --             46,149           3,176            433         --               --           --
  Receivable from fund
   shares sold...........         9,788       --              --             --                 7,833            917        29,420
  Other assets...........       --                 53         --             --              --               --           --
                            -----------    ----------     -----------     ----------       ----------     ----------   -----------
  Total Assets...........    14,047,355     7,926,975       4,339,516      5,451,215        3,395,723      3,932,846    31,252,851
                            -----------    ----------     -----------     ----------       ----------     ----------   -----------
LIABILITIES
  Due to Hartford Life
   and Annuity Insurance
   Company...............         9,788       --              --             --                 7,833            917        29,411
  Payable for fund shares
   purchased.............       --             46,149           3,176            433         --               --           --
  Other liabilities......        10,544       --                3,185        --                   607            667           685
                            -----------    ----------     -----------     ----------       ----------     ----------   -----------
  Total Liabilities......        20,332        46,149           6,361            433            8,440          1,584        30,096
                            -----------    ----------     -----------     ----------       ----------     ----------   -----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $14,027,023    $7,880,826     $ 4,333,155     $5,450,782       $3,387,283     $3,931,262   $31,222,755
                            ===========    ==========     ===========     ==========       ==========     ==========   ===========

_____________________________________ SA-11 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2002

                                       UNITS OWNED
                                     BY PARTICIPANTS  UNIT PRICE#  CONTRACT LIABILITY
                                     ---------------  -----------  ------------------
American Funds Global Growth
 Fund..............................       6,423,272   $ 0.709176      $  4,555,231
American Funds Growth Fund.........      36,019,291     0.598421        21,554,700
American Funds Growth-Income
 Fund..............................      34,787,201     0.819043        28,492,213
American Funds Small Capitalization
 Fund..............................       3,121,814     0.704466         2,199,212
Fidelity VIP Asset Manager
 Portfolio.........................       2,729,809     1.636274         4,466,715
Fidelity VIP Equity-Income Fund....      11,396,137     1.782890        20,318,058
Fidelity VIP Overseas Portfolio....       4,433,446     1.108757         4,915,614
Hartford Advisors HLS Fund.........      30,188,385     2.190023        66,113,258
Hartford Bond HLS Fund.............      24,077,334     1.949909        46,948,610
Hartford Capital Appreciation HLS
 Fund..............................      33,134,345     2.868780        95,055,145
Hartford Dividend and Growth HLS
 Fund..............................      18,418,887     2.237882        41,219,295
Hartford Global Advisers HLS
 Fund..............................       2,096,259     0.988953         2,073,101
Hartford Global Leaders HLS Fund...       2,544,254     0.682881         1,737,423
Hartford Global Technology HLS.....       2,765,870     0.452718         1,252,159
Hartford Growth and Income HLS
 Fund..............................       9,720,630     0.916970         8,913,526
Hartford Index HLS Fund............      20,319,633     2.205769        44,820,418
Hartford International
 Opportunities HLS Fund............      11,672,134     1.313864        15,335,597
Hartford MidCap HLS Fund...........      21,838,918     1.737334        37,941,494
Hartford Money Market HLS Fund.....      71,570,885     1.529607       109,475,326
Hartford Mortgage Securities HLS
 Fund..............................       5,607,730     1.874447        10,511,393
Hartford Small Company HLS Fund....      19,850,587     0.920563        18,273,716
Hartford Stock HLS Fund............      30,837,526     2.322928        71,633,353
Putnam VT Diversified Income
 Fund..............................         454,850    14.348324         6,526,336
Putnam VT Global Asset Allocation
 Fund..............................         119,463    17.760045         2,121,661
Putnam VT Global Equity Fund.......         493,893    14.985684         7,401,321
Putnam VT Growth and Income Fund...       1,362,763    21.356598        29,103,976
Putnam VT Health Sciences Fund.....         701,636     9.649126         6,770,172
Putnam VT High Yield Fund..........         491,602    15.605782         7,671,827
Putnam VT Income Fund..............         559,093    18.079459        10,108,105
Putnam VT International Growth and
 Income Fund.......................         487,886     8.447396         4,121,367
Putnam VT International Growth
 Fund..............................             313     8.522016             2,667
Putnam VT International Growth
 Fund..............................       2,040,087     9.315833        19,005,114
Putnam VT International New
 Opportunities Fund................         373,760     7.523083         2,811,828
Putnam VT Investors Fund...........         912,502     6.827953         6,230,521
Putnam VT Money Market Fund........       3,007,885     1.520209         4,572,614
Putnam VT New Opportunities Fund...       1,009,721    13.891974        14,027,023
Putnam VT New Value Fund...........         690,151    11.418982         7,880,826
Putnam VT OTC & Emerging Growth
 Fund..............................         980,487     4.419389         4,333,155
Putnam VT The George Putnam Fund of
 Boston............................         510,091    10.685893         5,450,782
Putnam VT Utilities Growth and
 Income Fund.......................         225,854    14.997690         3,387,283
Putnam VT Vista Fund...............         544,137     7.224769         3,931,262
Putnam VT Voyager Fund.............       1,429,244    21.845647        31,222,755
                                                                      ------------
GRAND TOTAL........................                                   $834,486,152
                                                                      ============

  #  Rounded unit price.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-12 ____________________________________

                      [This page intentionally left blank]

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                           AMERICAN FUNDS  AMERICAN FUNDS  AMERICAN FUNDS
                           GLOBAL GROWTH       GROWTH      GROWTH-INCOME
                                FUND            FUND            FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           --------------  --------------  --------------
INVESTMENT INCOME:
  Dividends..............    $  25,672      $     6,906     $   289,163
                             ---------      -----------     -----------
CAPITAL GAINS INCOME
 (LOSS)..................      --               --              --
                             ---------      -----------     -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions .........         (193)          (2,014)          4,971
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (453,974)      (4,071,213)     (4,190,957)
                             ---------      -----------     -----------
    Net gain (loss) on
     investments.........     (454,167)      (4,073,227)     (4,185,986)
                             ---------      -----------     -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $(428,495)     $(4,066,321)    $(3,896,823)
                             =========      ===========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-14 ____________________________________

                           AMERICAN FUNDS
                            GLOBAL SMALL   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                           CAPITALIZATION  ASSET MANAGER  EQUITY-INCOME    OVERSEAS    HARTFORD ADVISERS  HARTFORD BOND
                                FUND         PORTFOLIO        FUND        PORTFOLIO        HLS FUND         HLS FUND
                            SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           --------------  -------------  -------------  ------------  -----------------  -------------
INVESTMENT INCOME:
  Dividends..............    $  11,823       $ 133,886     $   314,928   $    37,404      $ 1,948,662      $1,227,166
                             ---------       ---------     -----------   -----------      -----------      ----------
CAPITAL GAINS INCOME
 (LOSS)..................      --              --              428,652       --              --               358,545
                             ---------       ---------     -----------   -----------      -----------      ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions .........         (105)         (7,488)         (6,688)      162,626            4,988          (6,464)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (412,220)       (461,635)     (4,365,043)   (1,171,342)     (11,228,523)      1,995,598
                             ---------       ---------     -----------   -----------      -----------      ----------
    Net gain (loss) on
     investments.........     (412,325)       (469,123)     (4,371,731)   (1,008,716)     (11,223,535)      1,989,134
                             ---------       ---------     -----------   -----------      -----------      ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $(400,502)      $(335,237)    $(3,628,151)  $  (971,312)     $(9,274,873)     $3,574,845
                             =========       =========     ===========   ===========      ===========      ==========


                           HARTFORD CAPITAL
                             APPRECIATION
                               HLS FUND
                             SUB-ACCOUNT
                           ----------------
INVESTMENT INCOME:
  Dividends..............    $    634,895
                             ------------
CAPITAL GAINS INCOME
 (LOSS)..................        --
                             ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions .........          (7,339)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (20,407,616)
                             ------------
    Net gain (loss) on
     investments.........     (20,414,955)
                             ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $(19,780,060)
                             ============

_____________________________________ SA-15 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                             HARTFORD     HARTFORD     HARTFORD
                           DIVIDEND AND    GLOBAL       GLOBAL
                              GROWTH      ADVISERS      LEADERS
                             HLS FUND     HLS FUND     HLS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                           ------------  -----------  -----------
INVESTMENT INCOME:
  Dividends..............  $   643,579    $     885    $  16,924
                           -----------    ---------    ---------
CAPITAL GAINS INCOME
 (LOSS)..................    1,963,934        1,197       --
                           -----------    ---------    ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions .........      (18,651)       3,111       (8,386)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   (8,592,165)    (169,038)    (337,768)
                           -----------    ---------    ---------
    Net gain (loss) on
     investments.........   (8,610,816)    (165,927)    (346,154)
                           -----------    ---------    ---------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $(6,003,303)   $(163,845)   $(329,230)
                           ===========    =========    =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-16 ____________________________________

                            HARTFORD     HARTFORD                    HARTFORD                                 HARTFORD
                             GLOBAL     GROWTH AND     HARTFORD    INTERNATIONAL   HARTFORD      HARTFORD     MORTGAGE
                           TECHNOLOGY     INCOME        INDEX      OPPORTUNITIES    MIDCAP     MONEY MARKET  SECURITIES
                            HLS FUND     HLS FUND      HLS FUND      HLS FUND      HLS FUND      HLS FUND     HLS FUND
                           SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           -----------  -----------  ------------  -------------  -----------  ------------  -----------
INVESTMENT INCOME:
  Dividends..............   $  --       $    34,894  $    545,292   $   326,098   $    41,293   $1,424,374    $201,737
                            ---------   -----------  ------------   -----------   -----------   ----------    --------
CAPITAL GAINS INCOME
 (LOSS)..................      --           --          1,619,317       --            --             7,036      --
                            ---------   -----------  ------------   -----------   -----------   ----------    --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions .........     (56,704)       (3,793)       32,564       215,248         4,604      --          (15,992)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (612,693)   (2,539,367)  (13,311,500)   (3,351,509)   (5,366,922)     --          269,479
                            ---------   -----------  ------------   -----------   -----------   ----------    --------
    Net gain (loss) on
     investments.........    (669,397)   (2,543,160)  (13,278,936)   (3,136,261)   (5,362,318)     --          253,487
                            ---------   -----------  ------------   -----------   -----------   ----------    --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $(669,397)  $(2,508,266) $(11,114,327)  $(2,810,163)  $(5,321,025)  $1,431,410    $455,224
                            =========   ===========  ============   ===========   ===========   ==========    ========

_____________________________________ SA-17 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                             HARTFORD       HARTFORD     PUTNAM VT
                           SMALL COMPANY     STOCK      DIVERSIFIED
                             HLS FUND       HLS FUND    INCOME FUND
                            SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -------------  ------------  -----------
INVESTMENT INCOME:
  Dividends..............   $   --        $    815,940   $191,903
                            -----------   ------------   --------
CAPITAL GAINS INCOME
 (LOSS)..................       --             --          --
                            -----------   ------------   --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions .........      (106,340)       (72,531)   (54,016)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (6,611,753)   (22,740,435)    66,508
                            -----------   ------------   --------
    Net gain (loss) on
     investments.........    (6,718,093)   (22,812,966)    12,492
                            -----------   ------------   --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $(6,718,093)  $(21,997,026)  $204,395
                            ===========   ============   ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-18 ____________________________________

                            PUTNAM VT                                                                                PUTNAM VT
                           GLOBAL ASSET     PUTNAM VT      PUTNAM VT       PUTNAM VT      PUTNAM VT    PUTNAM VT   INTERNATIONAL
                            ALLOCATION    GLOBAL EQUITY    GROWTH AND   HEALTH SCIENCES  HIGH YIELD     INCOME      GROWTH AND
                               FUND           FUND        INCOME FUND        FUND           FUND         FUND       INCOME FUND
                           SUB-ACCOUNT   SUB-ACCOUNT (1)  SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           ------------  ---------------  ------------  ---------------  -----------  -----------  -------------
INVESTMENT INCOME:
  Dividends..............   $  56,411      $    27,795    $   797,883     $     5,103     $ 821,856    $304,153      $  26,738
                            ---------      -----------    -----------     -----------     ---------    --------      ---------
CAPITAL GAINS INCOME
 (LOSS)..................      --             --              --             --              --          --            --
                            ---------      -----------    -----------     -----------     ---------    --------      ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions .........     (74,276)        (187,840)      (204,732)        (61,382)      (14,088)      5,636        (19,402)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (350,901)      (2,081,687)    (7,461,373)     (1,704,488)     (801,851)    282,183       (614,400)
                            ---------      -----------    -----------     -----------     ---------    --------      ---------
    Net gain (loss) on
     investments.........    (425,177)      (2,269,527)    (7,666,105)     (1,765,870)     (815,939)    287,819       (633,802)
                            ---------      -----------    -----------     -----------     ---------    --------      ---------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $(368,766)     $(2,241,732)   $(6,868,222)    $(1,760,767)    $   5,917    $591,972      $(607,064)
                            =========      ===========    ===========     ===========     =========    ========      =========

(1) Formerly Putnam VT Global Growth Fund Sub-Account. Change effective October 15, 2002.

_____________________________________ SA-19 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                PUTNAM VT                       PUTNAM VT
                            PUTNAM VT         INTERNATIONAL      PUTNAM VT        MONEY
                          INTERNATIONAL     NEW OPPORTUNITIES    INVESTORS       MARKET
                           GROWTH FUND            FUND              FUND          FUND
                         SUB-ACCOUNT (2)       SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                        ------------------  -----------------  --------------  -----------
INVESTMENT INCOME:
  Dividends...........     $   194,770          $  26,768       $    27,415      $57,807
                           -----------          ---------       -----------      -------
CAPITAL GAINS INCOME
 (LOSS)...............        --                 --                 --            --
                           -----------          ---------       -----------      -------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions.......      (1,339,409)            (2,960)          (21,165)      --
  Net unrealized
   appreciation
   (depreciation) of
   investments during
   the period.........      (2,024,800)          (460,292)       (1,817,402)      --
                           -----------          ---------       -----------      -------
    Net gain (loss) on
     investments......      (3,364,209)          (463,252)       (1,838,567)      --
                           -----------          ---------       -----------      -------
    Net increase
     (decrease) in net
     assets resulting
     from
     operations.......     $(3,169,439)         $(436,484)      $(1,811,152)     $57,807
                           ===========          =========       ===========      =======

(2) Effective October 15, 2002, Putnam VT Asia Growth Fund Sub-Account merged with Putnam VT International Growth Fund Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-20 ____________________________________

                                                                              PUTNAM VT    PUTNAM VT
                            PUTNAM VT        PUTNAM VT        PUTNAM VT      THE GEORGE    UTILITIES    PUTNAM VT     PUTNAM VT
                        NEW OPPORTUNITIES    NEW VALUE     OTC & EMERGING    PUTNAM FUND  GROWTH AND      VISTA        VOYAGER
                              FUND             FUND          GROWTH FUND      OF BOSTON   INCOME FUND     FUND          FUND
                           SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                        -----------------  -------------  -----------------  -----------  -----------  -----------  -------------
INVESTMENT INCOME:
  Dividends...........     $  --            $   321,538      $  --            $ 103,573   $   130,385  $   --       $     319,960
                           -----------      -----------      -----------      ---------   -----------  -----------  -------------
CAPITAL GAINS INCOME
 (LOSS)...............        --                --              --               --           --           --            --
                           -----------      -----------      -----------      ---------   -----------  -----------  -------------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions.......        (232,952)        (128,921)         (67,317)        (1,599)       (9,976)    (313,250)      (598,794)
  Net unrealized
   appreciation
   (depreciation) of
   investments during
   the period.........      (6,035,256)      (1,727,314)      (1,841,568)      (489,811)   (1,091,774)  (1,647,616)   (11,167,154)
                           -----------      -----------      -----------      ---------   -----------  -----------  -------------
    Net gain (loss) on
     investments......      (6,268,208)      (1,856,235)      (1,908,885)      (491,410)   (1,101,750)  (1,960,866)   (11,765,948)
                           -----------      -----------      -----------      ---------   -----------  -----------  -------------
    Net increase
     (decrease) in net
     assets resulting
     from
     operations.......     $(6,268,208)     $(1,534,697)     $(1,908,885)     $(387,837)  $  (971,365) $(1,960,866) $ (11,445,988)
                           ===========      ===========      ===========      =========   ===========  ===========  =============

(2) Effective October 15, 2002, Putnam VT Asia Growth Fund Sub-Account merged with Putnam VT International Growth Fund Sub-Account.

_____________________________________ SA-21 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2002

                             AMERICAN                    AMERICAN FUNDS
                           FUNDS GLOBAL  AMERICAN FUNDS  GROWTH-INCOME
                           GROWTH FUND    GROWTH FUND         FUND
                           SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           ------------  --------------  --------------
OPERATIONS:
  Net investment income
   (loss)................   $   25,672    $     6,906     $   289,163
  Capital gains income...      --             --              --
  Net realized gain
   (loss) on security
   transactions..........         (193)        (2,014)          4,971
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (453,974)    (4,071,213)     (4,190,957)
                            ----------    -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (428,495)    (4,066,321)     (3,896,823)
                            ----------    -----------     -----------
UNIT TRANSACTIONS:
  Purchases..............    1,060,977      6,004,143       6,978,530
  Net transfers..........    2,512,479     13,562,559      18,598,504
  Surrenders for benefit
   payments and fees.....      (46,126)      (368,581)       (354,099)
  Net loan activity......       (4,917)      (103,834)       (162,445)
  Cost of insurance......     (511,657)    (2,668,698)     (3,211,164)
                            ----------    -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    3,010,756     16,425,589      21,849,326
                            ----------    -----------     -----------
  Net increase (decrease)
   in net assets.........    2,582,261     12,359,268      17,952,503
NET ASSETS:
  Beginning of period....    1,972,970      9,195,432      10,539,710
                            ----------    -----------     -----------
  End of period..........   $4,555,231    $21,554,700     $28,492,213
                            ==========    ===========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-22 ____________________________________

                           AMERICAN FUNDS
                            GLOBAL SMALL   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                           CAPITALIZATION  ASSET MANAGER  EQUITY-INCOME    OVERSEAS    HARTFORD ADVISERS  HARTFORD BOND
                                FUND         PORTFOLIO        FUND        PORTFOLIO        HLS FUND         HLS FUND
                            SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           --------------  -------------  -------------  ------------  -----------------  -------------
OPERATIONS:
  Net investment income
   (loss)................    $   11,823     $  133,886     $   314,928    $   37,404      $ 1,948,662      $ 1,227,166
  Capital gains income...       --             --              428,652       --              --                358,545
  Net realized gain
   (loss) on security
   transactions..........          (105)        (7,488)         (6,688)      162,626            4,988           (6,464)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (412,220)      (461,635)     (4,365,043)   (1,171,342)     (11,228,523)       1,995,598
                             ----------     ----------     -----------    ----------      -----------      -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (400,502)      (335,237)     (3,628,151)     (971,312)      (9,274,873)       3,574,845
                             ----------     ----------     -----------    ----------      -----------      -----------
UNIT TRANSACTIONS:
  Purchases..............       567,977        940,920       4,204,551     1,310,854       16,686,139        7,742,116
  Net transfers..........     1,489,157      1,060,007       4,073,066       318,599       13,342,176       21,940,692
  Surrenders for benefit
   payments and fees.....        (4,742)      (164,873)       (989,843)     (229,902)      (2,493,005)      (1,313,059)
  Net loan activity......        (6,507)       (89,686)       (613,912)     (124,921)        (609,568)      (1,083,577)
  Cost of insurance......      (260,233)      (482,899)     (2,250,245)     (493,323)      (9,118,485)      (4,205,453)
                             ----------     ----------     -----------    ----------      -----------      -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     1,785,652      1,263,469       4,423,617       781,307       17,807,257       23,080,719
                             ----------     ----------     -----------    ----------      -----------      -----------
  Net increase (decrease)
   in net assets.........     1,385,150        928,232         795,466      (190,005)       8,532,384       26,655,564
NET ASSETS:
  Beginning of period....       814,062      3,538,483      19,522,592     5,105,619       57,580,874       20,293,046
                             ----------     ----------     -----------    ----------      -----------      -----------
  End of period..........    $2,199,212     $4,466,715     $20,318,058    $4,915,614      $66,113,258      $46,948,610
                             ==========     ==========     ===========    ==========      ===========      ===========


                           HARTFORD CAPITAL
                             APPRECIATION
                               HLS FUND
                             SUB-ACCOUNT
                           ----------------
OPERATIONS:
  Net investment income
   (loss)................    $    634,895
  Capital gains income...        --
  Net realized gain
   (loss) on security
   transactions..........          (7,339)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (20,407,616)
                             ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (19,780,060)
                             ------------
UNIT TRANSACTIONS:
  Purchases..............      21,921,531
  Net transfers..........      16,864,606
  Surrenders for benefit
   payments and fees.....      (4,792,958)
  Net loan activity......      (1,414,471)
  Cost of insurance......     (11,636,751)
                             ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      20,941,957
                             ------------
  Net increase (decrease)
   in net assets.........       1,161,897
NET ASSETS:
  Beginning of period....      93,893,248
                             ------------
  End of period..........    $ 95,055,145
                             ============

_____________________________________ SA-23 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                             HARTFORD     HARTFORD     HARTFORD
                           DIVIDEND AND    GLOBAL       GLOBAL
                              GROWTH      ADVISERS      LEADERS
                             HLS FUND     HLS FUND     HLS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                           ------------  -----------  -----------
OPERATIONS:
  Net investment income
   (loss)................  $   643,579   $      885   $   16,924
  Capital gains income...    1,963,934        1,197       --
  Net realized gain
   (loss) on security
   transactions..........      (18,651)       3,111       (8,386)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   (8,592,165)    (169,038)    (337,768)
                           -----------   ----------   ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   (6,003,303)    (163,845)    (329,230)
                           -----------   ----------   ----------
UNIT TRANSACTIONS:
  Purchases..............    9,407,300      483,501      519,986
  Net transfers..........    6,695,293      443,350      841,369
  Surrenders for benefit
   payments and fees.....   (2,656,609)     (43,450)     (29,875)
  Net loan activity......     (576,652)      (6,281)     (14,672)
  Cost of insurance......   (4,728,006)    (269,402)    (233,926)
                           -----------   ----------   ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    8,141,326      607,718    1,082,882
                           -----------   ----------   ----------
  Net increase (decrease)
   in net assets.........    2,138,023      443,873      753,652
NET ASSETS:
  Beginning of period....   39,081,272    1,629,228      983,771
                           -----------   ----------   ----------
  End of period..........  $41,219,295   $2,073,101   $1,737,423
                           ===========   ==========   ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-24 ____________________________________

                            HARTFORD     HARTFORD                   HARTFORD                                  HARTFORD
                             GLOBAL     GROWTH AND    HARTFORD    INTERNATIONAL   HARTFORD      HARTFORD      MORTGAGE
                           TECHNOLOGY     INCOME        INDEX     OPPORTUNITIES    MIDCAP     MONEY MARKET   SECURITIES
                            HLS FUND     HLS FUND     HLS FUND      HLS FUND      HLS FUND      HLS FUND      HLS FUND
                           SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -----------  -----------  -----------  -------------  -----------  -------------  -----------
OPERATIONS:
  Net investment income
   (loss)................  $   --       $    34,894  $   545,292   $   326,098   $    41,293  $   1,424,374  $   201,737
  Capital gains income...      --           --         1,619,317       --            --               7,036      --
  Net realized gain
   (loss) on security
   transactions..........     (56,704)       (3,793)      32,564       215,248         4,604       --            (15,992)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (612,693)   (2,539,367) (13,311,500)   (3,351,509)   (5,366,922)      --            269,479
                           ----------   -----------  -----------   -----------   -----------  -------------  -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (669,397)   (2,508,266) (11,114,327)   (2,810,163)   (5,321,025)     1,431,410      455,224
                           ----------   -----------  -----------   -----------   -----------  -------------  -----------
UNIT TRANSACTIONS:
  Purchases..............     171,201     2,592,521   13,659,593     4,013,006     8,484,144    205,979,606    1,374,702
  Net transfers..........   1,285,658     1,642,169    8,710,082       258,099    10,921,178   (161,673,552)   8,972,560
  Surrenders for benefit
   payments and fees.....     (40,421)     (121,092)  (2,051,748)   (1,105,995)   (1,179,265)   (12,956,171)    (285,034)
  Net loan activity......     (54,790)      (40,650)    (557,902)     (277,921)     (724,320)    (5,184,636)  (1,668,086)
  Cost of insurance......    (159,269)   (1,337,358)  (6,474,000)   (1,733,942)   (4,783,748)   (17,248,391)    (793,257)
                           ----------   -----------  -----------   -----------   -----------  -------------  -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   1,202,379     2,735,590   13,286,025     1,153,247    12,717,989      8,916,856    7,600,885
                           ----------   -----------  -----------   -----------   -----------  -------------  -----------
  Net increase (decrease)
   in net assets.........     532,982       227,324    2,171,698    (1,656,916)    7,396,964     10,348,266    8,056,109
NET ASSETS:
  Beginning of period....     719,177     8,686,202   42,648,720    16,992,513    30,544,530     99,127,060    2,455,284
                           ----------   -----------  -----------   -----------   -----------  -------------  -----------
  End of period..........  $1,252,159   $ 8,913,526  $44,820,418   $15,335,597   $37,941,494  $ 109,475,326  $10,511,393
                           ==========   ===========  ===========   ===========   ===========  =============  ===========

_____________________________________ SA-25 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                             HARTFORD       HARTFORD     PUTNAM VT
                           SMALL COMPANY     STOCK      DIVERSIFIED
                             HLS FUND       HLS FUND    INCOME FUND
                            SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -------------  ------------  -----------
OPERATIONS:
  Net investment income
   (loss)................   $   --        $    815,940  $  191,903
  Capital gains income...       --             --           --
  Net realized gain
   (loss) on security
   transactions..........      (106,340)       (72,531)    (54,016)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (6,611,753)   (22,740,435)     66,508
                            -----------   ------------  ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (6,718,093)   (21,997,026)    204,395
                            -----------   ------------  ----------
UNIT TRANSACTIONS:
  Purchases..............     4,542,121     19,944,901   1,062,895
  Net transfers..........     3,886,345      3,941,413   4,167,105
  Surrenders for benefit
   payments and fees.....      (547,804)    (5,425,430)   (266,386)
  Net loan activity......      (600,123)      (797,399)   (101,754)
  Cost of insurance......    (2,150,092)   (10,004,932)   (596,245)
                            -----------   ------------  ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     5,130,447      7,658,553   4,265,615
                            -----------   ------------  ----------
  Net increase (decrease)
   in net assets.........    (1,587,646)   (14,338,473)  4,470,010
NET ASSETS:
  Beginning of period....    19,861,362     85,971,826   2,056,326
                            -----------   ------------  ----------
  End of period..........   $18,273,716   $ 71,633,353  $6,526,336
                            ===========   ============  ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-26 ____________________________________

                            PUTNAM VT                                                                                PUTNAM VT
                           GLOBAL ASSET     PUTNAM VT      PUTNAM VT       PUTNAM VT      PUTNAM VT    PUTNAM VT   INTERNATIONAL
                            ALLOCATION    GLOBAL EQUITY    GROWTH AND   HEALTH SCIENCES  HIGH YIELD     INCOME      GROWTH AND
                               FUND           FUND        INCOME FUND        FUND           FUND         FUND       INCOME FUND
                           SUB-ACCOUNT   SUB-ACCOUNT (1)  SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           ------------  ---------------  ------------  ---------------  -----------  -----------  -------------
OPERATIONS:
  Net investment income
   (loss)................   $   56,411     $    27,795    $   797,883     $     5,103    $  821,856   $   304,153    $   26,738
  Capital gains income...      --             --              --             --              --           --            --
  Net realized gain
   (loss) on security
   transactions..........      (74,276)       (187,840)      (204,732)        (61,382)      (14,088)        5,636       (19,402)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (350,901)     (2,081,687)    (7,461,373)     (1,704,488)     (801,851)      282,183      (614,400)
                            ----------     -----------    -----------     -----------    ----------   -----------    ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (368,766)     (2,241,732)    (6,868,222)     (1,760,767)        5,917       591,972      (607,064)
                            ----------     -----------    -----------     -----------    ----------   -----------    ----------
UNIT TRANSACTIONS:
  Purchases..............      389,069       2,153,999      7,793,142       2,020,738     1,071,543     1,516,528       925,903
  Net transfers..........     (199,564)     (1,572,524)      (855,301)        445,312     1,101,320     4,165,811       695,571
  Surrenders for benefit
   payments and fees.....     (244,185)       (550,535)    (2,738,796)       (501,189)     (331,302)     (207,067)      (73,966)
  Net loan activity......      (42,456)        (90,120)      (459,913)       (142,288)      (88,473)     (860,278)      (10,833)
  Cost of insurance......     (261,079)     (1,046,775)    (4,205,303)     (1,144,129)     (686,586)     (803,266)     (571,672)
                            ----------     -----------    -----------     -----------    ----------   -----------    ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (358,215)     (1,105,955)      (466,171)        678,444     1,066,502     3,811,728       965,003
                            ----------     -----------    -----------     -----------    ----------   -----------    ----------
  Net increase (decrease)
   in net assets.........     (726,981)     (3,347,687)    (7,334,393)     (1,082,323)    1,072,419     4,403,700       357,939
NET ASSETS:
  Beginning of period....    2,848,642      10,749,008     36,438,369       7,852,495     6,599,408     5,704,405     3,763,428
                            ----------     -----------    -----------     -----------    ----------   -----------    ----------
  End of period..........   $2,121,661     $ 7,401,321    $29,103,976     $ 6,770,172    $7,671,827   $10,108,105    $4,121,367
                            ==========     ===========    ===========     ===========    ==========   ===========    ==========

(1) Formerly Putnam VT Global Growth Fund Sub-Account. Change effective October 15, 2002.

_____________________________________ SA-27 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                PUTNAM VT
                              PUTNAM VT       INTERNATIONAL      PUTNAM VT      PUTNAM VT
                            INTERNATIONAL   NEW OPPORTUNITIES    INVESTORS     MONEY MARKET
                             GROWTH FUND          FUND              FUND           FUND
                           SUB-ACCOUNT (2)     SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           ---------------  -----------------  --------------  ------------
OPERATIONS:
  Net investment income
   (loss)................    $   194,770       $   26,768       $    27,415    $    57,807
  Capital gains income...       --               --                 --             --
  Net realized gain
   (loss) on security
   transactions..........     (1,339,409)          (2,960)          (21,165)       --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (2,024,800)        (460,292)       (1,817,402)       --
                             -----------       ----------       -----------    -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (3,169,439)        (436,484)       (1,811,152)        57,807
                             -----------       ----------       -----------    -----------
UNIT TRANSACTIONS:
  Purchases..............      4,912,935          864,570         1,960,401        703,764
  Net transfers..........      1,549,370         (207,986)          245,100      1,638,946
  Surrenders for benefit
   payments and fees.....       (679,215)        (121,867)         (138,801)    (1,501,279)
  Net loan activity......       (298,783)         (17,494)          (57,155)       (39,321)
  Cost of insurance......     (2,297,001)        (493,805)         (980,463)      (496,102)
                             -----------       ----------       -----------    -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      3,187,306           23,418         1,029,082        306,008
                             -----------       ----------       -----------    -----------
  Net increase (decrease)
   in net assets.........         17,867         (413,066)         (782,070)       363,815
NET ASSETS:
  Beginning of period....     18,989,914        3,224,894         7,012,591      4,208,799
                             -----------       ----------       -----------    -----------
  End of period..........    $19,007,781       $2,811,828       $ 6,230,521    $ 4,572,614
                             ===========       ==========       ===========    ===========

(2) Effective October 15, 2002, Putnam VT Asia Pacific Growth Fund Sub-Account merged with Putnam VT International Growth Fund Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-28 ____________________________________

                                                                                 PUTNAM VT    PUTNAM VT
                               PUTNAM VT        PUTNAM VT        PUTNAM VT      THE GEORGE    UTILITIES    PUTNAM VT    PUTNAM VT
                           NEW OPPORTUNITIES    NEW VALUE     OTC & EMERGING    PUTNAM FUND  GROWTH AND      VISTA       VOYAGER
                                 FUND             FUND          GROWTH FUND      OF BOSTON   INCOME FUND     FUND          FUND
                              SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                           -----------------  -------------  -----------------  -----------  -----------  -----------  ------------
OPERATIONS:
  Net investment income
   (loss)................    $   --            $   321,538      $  --           $  103,573   $   130,385  $   --       $    319,960
  Capital gains income...        --                --              --               --           --           --            --
  Net realized gain
   (loss) on security
   transactions..........        (232,952)        (128,921)         (67,317)        (1,599)       (9,976)    (313,250)     (598,794)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (6,035,256)      (1,727,314)      (1,841,568)      (489,811)   (1,091,774)  (1,647,616)  (11,167,154)
                             ------------      -----------      -----------     ----------   -----------  -----------  ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (6,268,208)      (1,534,697)      (1,908,885)      (387,837)     (971,365)  (1,960,866)  (11,445,988)
                             ------------      -----------      -----------     ----------   -----------  -----------  ------------
UNIT TRANSACTIONS:
  Purchases..............       5,415,893        1,992,835        1,577,574      1,026,654       834,582    1,568,048    10,567,086
  Net transfers..........      (2,018,492)       2,288,637           (7,030)     2,138,106        50,619     (545,509)   (2,386,540)
  Surrenders for benefit
   payments and fees.....        (915,976)        (288,965)        (166,177)      (103,980)     (175,077)    (368,550)   (2,023,507)
  Net loan activity......        (269,858)         (54,507)        (151,716)       (27,190)      (10,230)     (97,993)     (843,754)
  Cost of insurance......      (2,316,861)      (1,166,923)        (654,782)      (598,504)     (430,832)    (871,838)   (5,075,839)
                             ------------      -----------      -----------     ----------   -----------  -----------  ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        (105,294)       2,771,077          597,869      2,435,086       269,062     (315,842)      237,446
                             ------------      -----------      -----------     ----------   -----------  -----------  ------------
  Net increase (decrease)
   in net assets.........      (6,373,502)       1,236,380       (1,311,016)     2,047,249      (702,303)  (2,276,708)  (11,208,542)
NET ASSETS:
  Beginning of period....      20,400,525        6,644,446        5,644,171      3,403,533     4,089,586    6,207,970    42,431,297
                             ------------      -----------      -----------     ----------   -----------  -----------  ------------
  End of period..........    $ 14,027,023      $ 7,880,826      $ 4,333,155     $5,450,782   $ 3,387,283  $ 3,931,262  $ 31,222,755
                             ============      ===========      ===========     ==========   ===========  ===========  ============

(2) Effective October 15, 2002, Putnam VT Asia Pacific Growth Fund Sub-Account merged with Putnam VT International Growth Fund Sub-Account.

_____________________________________ SA-29 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2001

                           AMERICAN FUNDS  AMERICAN FUNDS  AMERICAN FUNDS
                           GLOBAL GROWTH       GROWTH      GROWTH-INCOME
                                FUND            FUND            FUND
                           SUB-ACCOUNT**   SUB-ACCOUNT**   SUB-ACCOUNT**
                           --------------  --------------  --------------
OPERATIONS:
  Net investment
   income................    $    5,875      $   11,608     $    58,071
  Capital gains income...        72,039         663,864         325,692
  Net realized gain
   (loss) on security
   transactions..........         3,051             275          (1,813)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (129,842)       (718,632)       (188,207)
                             ----------      ----------     -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       (48,877)        (42,885)        193,743
                             ----------      ----------     -----------
UNIT TRANSACTIONS:
  Purchases..............       247,607       1,139,209       1,115,010
  Net transfers..........     1,904,399       8,621,874       9,808,740
  Surrenders for benefit
   payments and fees.....        (2,197)        (72,184)         (7,316)
  Net loan activity......        (1,150)         31,847         (13,534)
  Cost of insurance......      (126,812)       (482,429)       (556,933)
                             ----------      ----------     -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     2,021,847       9,238,317      10,345,967
                             ----------      ----------     -----------
  Net increase (decrease)
   in net assets.........     1,972,970       9,195,432      10,539,710
NET ASSETS:
  Beginning of period....       --              --              --
                             ----------      ----------     -----------
  End of period..........    $1,972,970      $9,195,432     $10,539,710
                             ==========      ==========     ===========

 **  Amounts represent from inception, January 16, 2001 to December 31, 2001.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-30 ____________________________________

                           AMERICAN FUNDS
                            GLOBAL SMALL   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                           CAPITALIZATION  ASSET MANAGER  EQUITY-INCOME    OVERSEAS    HARTFORD ADVISERS  HARTFORD BOND
                                FUND         PORTFOLIO        FUND        PORTFOLIO        HLS FUND         HLS FUND
                           SUB-ACCOUNT**    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           --------------  -------------  -------------  ------------  -----------------  -------------
OPERATIONS:
  Net investment
   income................     $  2,282      $  118,631     $   257,023    $  245,029      $ 1,483,238      $   640,671
  Capital gains income...       18,105          44,486         722,111       387,303        2,449,088          --
  Net realized gain
   (loss) on security
   transactions..........          991         (15,196)          4,644        (1,348)          (5,027)         343,325
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (24,820)       (250,658)     (1,770,406)   (1,833,163)      (6,057,679)         151,360
                              --------      ----------     -----------    ----------      -----------      -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       (3,442)       (102,737)       (786,628)   (1,202,179)      (2,130,380)       1,135,356
                              --------      ----------     -----------    ----------      -----------      -----------
UNIT TRANSACTIONS:
  Purchases..............      103,516         618,435       3,206,585     1,255,601       10,367,215        2,951,857
  Net transfers..........      757,213         857,416       4,706,832       425,160       15,717,256        3,311,192
  Surrenders for benefit
   payments and fees.....      (17,328)        (79,409)       (531,613)     (100,281)      (1,482,327)        (349,486)
  Net loan activity......       16,810         (17,695)       (566,583)     (116,031)      (1,079,455)        (258,208)
  Cost of insurance......      (42,707)       (278,102)     (1,441,685)     (369,244)      (5,908,489)      (1,515,751)
                              --------      ----------     -----------    ----------      -----------      -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      817,504       1,100,645       5,373,536     1,095,205       17,614,200        4,139,604
                              --------      ----------     -----------    ----------      -----------      -----------
  Net increase (decrease)
   in net assets.........      814,062         997,908       4,586,908      (106,974)      15,483,820        5,274,960
NET ASSETS:
  Beginning of period....      --            2,540,575      14,935,684     5,212,593       42,097,054       15,018,086
                              --------      ----------     -----------    ----------      -----------      -----------
  End of period..........     $814,062      $3,538,483     $19,522,592    $5,105,619      $57,580,874      $20,293,046
                              ========      ==========     ===========    ==========      ===========      ===========


                           HARTFORD CAPITAL
                             APPRECIATION
                               HLS FUND
                             SUB-ACCOUNT
                           ----------------
OPERATIONS:
  Net investment
   income................    $    622,173
  Capital gains income...      24,041,389
  Net realized gain
   (loss) on security
   transactions..........          (7,395)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (30,899,460)
                             ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (6,243,293)
                             ------------
UNIT TRANSACTIONS:
  Purchases..............      20,440,866
  Net transfers..........      16,291,439
  Surrenders for benefit
   payments and fees.....      (2,915,559)
  Net loan activity......      (2,092,812)
  Cost of insurance......      (8,080,497)
                             ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      23,643,437
                             ------------
  Net increase (decrease)
   in net assets.........      17,400,144
NET ASSETS:
  Beginning of period....      76,493,104
                             ------------
  End of period..........    $ 93,893,248
                             ============

 ** Amounts represent from inception, January 16, 2001 to December 31, 2001. ** Amounts represent from inception, January 16, 2001 to December 31, 2001.

_____________________________________ SA-31 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2001

                             HARTFORD      HARTFORD      HARTFORD
                           DIVIDEND AND     GLOBAL        GLOBAL
                              GROWTH       ADVISERS       LEADERS
                             HLS FUND      HLS FUND      HLS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT*  SUB-ACCOUNT**
                           ------------  ------------  -------------
OPERATIONS:
  Net investment
   income................  $   599,221    $   11,890     $  5,313
  Capital gains income...    2,140,364        77,446        2,978
  Net realized gain
   (loss) on security
   transactions..........       (4,019)          275          (32)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   (3,973,265)     (140,623)        (460)
                           -----------    ----------     --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   (1,237,699)      (51,012)       7,799
                           -----------    ----------     --------
UNIT TRANSACTIONS:
  Purchases..............    6,750,714       312,916      115,595
  Net transfers..........    8,426,153       775,837      915,124
  Surrenders for benefit
   payments and fees.....   (1,132,374)      (19,123)        (884)
  Net loan activity......     (649,328)         (484)      (1,657)
  Cost of insurance......   (2,977,199)     (160,964)     (52,206)
                           -----------    ----------     --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   10,417,966       908,182      975,972
                           -----------    ----------     --------
  Net increase (decrease)
   in net assets.........    9,180,267       857,170      983,771
NET ASSETS:
  Beginning of period....   29,901,005       772,058       --
                           -----------    ----------     --------
  End of period..........  $39,081,272    $1,629,228     $983,771
                           ===========    ==========     ========

  * Formerly International Advisers HLS Fund Sub-Account, change effective May 1, 2001.
 **  Amounts represent from inception, January 16, 2001 to December 31, 2001.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-32 ____________________________________

                             HARTFORD       HARTFORD                      HARTFORD                                 HARTFORD
                              GLOBAL       GROWTH AND      HARTFORD     INTERNATIONAL   HARTFORD      HARTFORD     MORTGAGE
                            TECHNOLOGY       INCOME          INDEX      OPPORTUNITIES    MIDCAP     MONEY MARKET  SECURITIES
                             HLS FUND       HLS FUND       HLS FUND       HLS FUND      HLS FUND      HLS FUND     HLS FUND
                           SUB-ACCOUNT**   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           -------------  -------------  -------------  -------------  -----------  ------------  -----------
OPERATIONS:
  Net investment
   income................    $ --          $   --         $   377,508    $    19,746   $   --       $ 2,078,005   $   79,521
  Capital gains income...      --              308,037        681,345      2,203,174     2,996,219          580       --
  Net realized gain
   (loss) on security
   transactions..........     (79,362)             869           (929)       (18,987)      (59,579)     --            15,245
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (33,833)        (922,890)    (6,025,036)    (5,595,120)   (3,386,884)     --             6,477
                             --------      -----------    -----------    -----------   -----------  ------------  ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (113,195)        (613,984)    (4,967,112)    (3,391,187)     (450,244)   2,078,585      101,243
                             --------      -----------    -----------    -----------   -----------  ------------  ----------
UNIT TRANSACTIONS:
  Purchases..............      95,151        2,291,996      9,903,135      4,098,475     7,248,545  221,865,866      311,267
  Net transfers..........     821,686        1,653,046      7,721,490      1,964,556     9,253,173  (144,787,923)  1,152,315
  Surrenders for benefit
   payments and fees.....     (24,400)        (344,329)    (1,512,942)      (819,783)     (423,082)  (6,909,383)     (79,720)
  Net loan activity......      (9,080)        (125,456)      (889,403)      (451,463)     (859,191)  (3,076,283)    (118,464)
  Cost of insurance......     (50,985)      (1,026,708)    (4,114,293)    (1,276,284)   (2,754,918) (12,128,399)    (156,399)
                             --------      -----------    -----------    -----------   -----------  ------------  ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     832,372        2,448,549     11,107,987      3,515,501    12,464,527   54,963,878    1,108,999
                             --------      -----------    -----------    -----------   -----------  ------------  ----------
  Net increase (decrease)
   in net assets.........     719,177        1,834,565      6,140,875        124,314    12,014,283   57,042,463    1,210,242
NET ASSETS:
  Beginning of period....      --            6,851,637     36,507,845     16,868,199    18,530,247   42,084,597    1,245,042
                             --------      -----------    -----------    -----------   -----------  ------------  ----------
  End of period..........    $719,177      $ 8,686,202    $42,648,720    $16,992,513   $30,544,530  $99,127,060   $2,455,284
                             ========      ===========    ===========    ===========   ===========  ============  ==========

  * Formerly International Advisers HLS Fund Sub-Account, change effective May 1, 2001.
 ** Amounts represent from inception, January 16, 2001 to December 31, 2001. ** Amounts represent from inception, January 16, 2001 to December 31, 2001.

_____________________________________ SA-33 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2001

                             HARTFORD       HARTFORD     PUTNAM VT
                           SMALL COMPANY     STOCK      DIVERSIFIED
                             HLS FUND       HLS FUND    INCOME FUND
                            SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -------------  ------------  -----------
OPERATIONS:
  Net investment
   income................   $   --        $    688,802  $  103,928
  Capital gains income...     1,223,448      6,608,467      --
  Net realized gain
   (loss) on security
   transactions..........       (82,266)      (644,363)      4,032
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (3,082,732)   (18,483,561)    (47,216)
                            -----------   ------------  ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (1,941,550)   (11,830,655)     60,744
                            -----------   ------------  ----------
UNIT TRANSACTIONS:
  Purchases..............     5,479,813     22,299,764     355,672
  Net transfers..........     8,305,406      4,630,616     491,731
  Surrenders for benefit
   payments and fees.....      (483,090)    (3,150,605)    (34,174)
  Net loan activity......      (409,553)    (1,603,771)     (2,404)
  Cost of insurance......    (1,454,294)    (8,705,546)   (147,835)
                            -----------   ------------  ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    11,438,282     13,470,458     662,990
                            -----------   ------------  ----------
  Net increase (decrease)
   in net assets.........     9,496,732      1,639,803     723,734
NET ASSETS:
  Beginning of period....    10,364,630     84,332,023   1,332,592
                            -----------   ------------  ----------
  End of period..........   $19,861,362   $ 85,971,826  $2,056,326
                            ===========   ============  ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-34 ____________________________________

                            PUTNAM VT                                                                             PUTNAM VT
                           GLOBAL ASSET    PUTNAM VT     PUTNAM VT      PUTNAM VT      PUTNAM VT    PUTNAM VT   INTERNATIONAL
                            ALLOCATION   GLOBAL GROWTH  GROWTH AND   HEALTH SCIENCES  HIGH YIELD     INCOME      GROWTH AND
                               FUND          FUND       INCOME FUND       FUND           FUND         FUND       INCOME FUND
                           SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           ------------  -------------  -----------  ---------------  -----------  -----------  -------------
OPERATIONS:
  Net investment
   income................   $   28,690    $   --        $  557,052     $    2,981     $  743,130   $  256,233     $   34,694
  Capital gains income...      270,227      2,908,921      388,860        --              --           --            189,890
  Net realized gain
   (loss) on security
   transactions..........       (2,530)       (96,760)      21,163        (18,691)         9,084        2,160         (8,036)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (514,774)    (7,175,051)  (3,239,751)    (1,265,804)      (520,171)      13,866       (972,709)
                            ----------    -----------   -----------    ----------     ----------   ----------     ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (218,387)    (4,362,890)  (2,272,676)    (1,281,514)       232,043      272,259       (756,161)
                            ----------    -----------   -----------    ----------     ----------   ----------     ----------
UNIT TRANSACTIONS:
  Purchases..............      334,766      3,163,407    6,999,623      1,936,136      1,006,864      759,414        750,379
  Net transfers..........      488,381       (579,494)   4,933,466      2,428,765      1,187,855    2,022,146      1,236,077
  Surrenders for benefit
   payments and fees.....     (110,560)      (358,448)  (1,214,623)       (70,066)      (287,231)    (207,349)       (66,292)
  Net loan activity......      (57,325)      (276,549)    (487,577)      (118,357)       (57,642)     (23,835)         7,006
  Cost of insurance......     (181,054)    (1,028,327)  (3,450,141)      (866,405)      (459,759)    (388,508)      (395,114)
                            ----------    -----------   -----------    ----------     ----------   ----------     ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      474,208        920,589    6,780,748      3,310,073      1,390,087    2,161,868      1,532,056
                            ----------    -----------   -----------    ----------     ----------   ----------     ----------
  Net increase (decrease)
   in net assets.........      255,821     (3,442,301)   4,508,072      2,028,559      1,622,130    2,434,127        775,895
NET ASSETS:
  Beginning of period....    2,592,821     14,191,309   31,930,297      5,823,936      4,977,278    3,270,278      2,987,533
                            ----------    -----------   -----------    ----------     ----------   ----------     ----------
  End of period..........   $2,848,642    $10,749,008   $36,438,369    $7,852,495     $6,599,408   $5,704,405     $3,763,428
                            ==========    ===========   ===========    ==========     ==========   ==========     ==========

_____________________________________ SA-35 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2001

                                              PUTNAM VT
                             PUTNAM VT      INTERNATIONAL      PUTNAM VT     PUTNAM VT
                           INTERNATIONAL  NEW OPPORTUNITIES    INVESTORS    MONEY MARKET
                            GROWTH FUND         FUND             FUND           FUND
                            SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT
                           -------------  -----------------  -------------  ------------
OPERATIONS:
  Net investment
   income................   $    56,354      $  --            $     6,391   $   117,219
  Capital gains income...     1,764,067         --                --            --
  Net realized gain
   (loss) on security
   transactions..........           902           94,839          (19,797)      --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (5,497,942)      (1,085,826)      (2,111,897)      --
                            -----------      -----------      -----------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (3,676,619)        (990,987)      (2,125,303)      117,219
                            -----------      -----------      -----------   -----------
UNIT TRANSACTIONS:
  Purchases..............     4,448,632        1,218,357        2,465,061       246,197
  Net transfers..........     6,107,963           36,967          113,509     4,460,138
  Surrenders for benefit
   payments and fees.....      (662,512)         (28,375)        (224,594)      (41,816)
  Net loan activity......      (415,783)         (20,074)        (248,272)   (2,493,824)
  Cost of insurance......    (1,593,931)        (459,354)        (879,446)     (193,883)
                            -----------      -----------      -----------   -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     7,884,369          747,521        1,226,258     1,976,812
                            -----------      -----------      -----------   -----------
  Net increase (decrease)
   in net assets.........     4,207,750         (243,466)        (899,045)    2,094,031
NET ASSETS:
  Beginning of period....    13,163,301        3,468,360        7,911,636     2,114,768
                            -----------      -----------      -----------   -----------
  End of period..........   $17,371,051      $ 3,224,894      $ 7,012,591   $ 4,208,799
                            ===========      ===========      ===========   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-36 ____________________________________

                                                                                            PUTNAM VT
                               PUTNAM VT       PUTNAM VT       PUTNAM VT      THE GEORGE    UTILITIES    PUTNAM VT    PUTNAM VT
                           NEW OPPORTUNITIES   NEW VALUE    OTC & EMERGING    PUTNAM FUND  GROWTH AND      VISTA       VOYAGER
                                 FUND            FUND         GROWTH FUND      OF BOSTON   INCOME FUND     FUND          FUND
                              SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                           -----------------  -----------  -----------------  -----------  -----------  -----------  ------------
OPERATIONS:
  Net investment
   income................     $  --           $   36,304      $  --           $   55,464   $  125,116   $   --       $     45,574
  Capital gains income...       3,790,705         97,682         --               --          211,677       617,010     9,303,813
  Net realized gain
   (loss) on security
   transactions..........         (99,609)       (13,950)        (443,807)         3,390       (5,808)     (127,167)     (111,629)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (11,523,748)        33,371       (2,933,109)       (17,939)  (1,387,757)   (2,956,067)  (19,825,824)
                              -----------     ----------      -----------     ----------   -----------  -----------  ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (7,832,652)       153,407       (3,376,916)        40,915   (1,056,772)   (2,466,224)  (10,588,066)
                              -----------     ----------      -----------     ----------   -----------  -----------  ------------
UNIT TRANSACTIONS:
  Purchases..............       6,763,035      1,082,891        3,216,134        626,559      936,047     2,204,765    11,115,889
  Net transfers..........          (1,810)     3,591,143         (482,912)     1,702,783      868,713     1,811,060     5,218,603
  Surrenders for benefit
   payments and fees.....        (703,002)       (89,682)        (120,181)       (68,485)    (195,352)     (160,653)   (1,425,090)
  Net loan activity......        (610,187)       (14,582)        (187,647)       (22,621)    (233,939)     (100,560)     (918,004)
  Cost of insurance......      (2,351,119)      (574,107)        (656,040)      (304,844)    (410,810)     (817,026)   (4,570,198)
                              -----------     ----------      -----------     ----------   -----------  -----------  ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       3,096,917      3,995,663        1,769,354      1,933,392      964,659     2,937,586     9,421,200
                              -----------     ----------      -----------     ----------   -----------  -----------  ------------
  Net increase (decrease)
   in net assets.........      (4,735,735)     4,149,070       (1,607,562)     1,974,307      (92,113)      471,362    (1,166,866)
NET ASSETS:
  Beginning of period....      25,136,260      2,495,376        7,251,733      1,429,226    4,181,699     5,736,608    43,598,163
                              -----------     ----------      -----------     ----------   -----------  -----------  ------------
  End of period..........     $20,400,525     $6,644,446      $ 5,644,171     $3,403,533   $4,089,586   $ 6,207,970  $ 42,431,297
                              ===========     ==========      ===========     ==========   ===========  ===========  ============

_____________________________________ SA-37 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

 1.  ORGANIZATION:

    Separate Account VL I ("the Account") is a separate investment account within Hartford Life and Annuity Insurance Company ("the Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life policyholders of the Company in various mutual funds ("the Funds") as directed by the policyholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America and in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and loses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2002.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:
     DEDUCTIONS AND CHARGES FROM THE ACCOUNT VALUE--On the policy date and on each subsequent monthly activity date, the Company will deduct from the Account an amount to cover mortality and expense risk charges, cost of insurance, administrative charges and any other benefits provided by the rider. These charges, which may vary from month to month in accordance which the terms of the contracts, are deducted through termination of units of interest from applicable policyholders' accounts.

_____________________________________ SA-38 ____________________________________

 4.  PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                             SUM OF        SUM OF
                                           PURCHASES      PROCEEDS
                                            AT COST      FROM SALES
                                          ------------  ------------
American Funds Global Growth Fund.......  $  3,211,331  $    174,870
American Funds Growth Fund..............    16,843,857       411,365
American Funds Growth-Income Fund.......    22,745,969       607,627
American Funds Small Capitalization
 Fund...................................     1,902,416       104,933
Fidelity VIP Asset Manager Portfolio....     2,105,613       708,260
Fidelity VIP Equity-Income Fund.........     7,006,043     1,838,958
Fidelity VIP Overseas Portfolio.........    22,540,173    21,721,296
Hartford Advisors HLS Fund..............    22,555,511     2,799,606
Hartford Bond HLS Fund..................    37,006,425    12,339,963
Hartford Capital Appreciation HLS
 Fund...................................    26,546,796     4,969,750
Hartford Dividend and Growth HLS Fund...    15,728,461     4,979,649
Hartford Global Advisers HLS Fund.......     1,847,909     1,238,121
Hartford Global Leaders HLS Fund........     1,382,307       282,488
Hartford Global Technology HLS Fund.....     7,792,883     6,590,495
Hartford Growth and Income HLS Fund.....     3,312,444       541,951
Hartford Index HLS Fund.................    20,256,445     4,806,082
Hartford International Opportunities HLS
 Fund...................................    23,834,537    22,355,293
Hartford MidCap HLS Fund................    16,557,557     3,798,226
Hartford Money Market HLS Fund..........   141,162,814   130,815,678
Hartford Mortgage Securities HLS Fund...    12,897,545     5,094,928
Hartford Small Company HLS Fund.........     9,876,583     4,746,148
Hartford Stock HLS Fund.................    16,304,538     7,830,331
Putnam VT Diversified Income Fund.......     7,734,458     3,276,942
Putnam VT Global Asset Allocation
 Fund...................................       556,345       858,142
Putnam VT Global Equity Fund............     1,948,085     3,026,290
Putnam VT Growth and Income Fund........     6,857,741     6,526,267
Putnam VT Health Sciences Fund..........     2,251,780     1,568,153
Putnam VT High Yield Fund...............     4,697,314     2,808,949
Putnam VT Income Fund...................     8,194,807     4,078,928
Putnam VT International Growth and
 Income Fund............................     1,793,157       801,415
Putnam VT International Growth Fund.....    31,210,301    27,822,445
Putnam VT International New
 Opportunities Fund.....................     7,569,176     7,518,911
Putnam VT Investors Fund................     2,493,850     1,437,437
Putnam VT Money Market Fund.............     5,064,945     4,701,187
Putnam VT New Opportunities Fund........     3,817,868     3,909,345
Putnam VT New Value Fund................     5,280,287     2,187,660
Putnam VT OTC & Emerging Growth Fund....     2,882,231     2,285,867
Putnam VT The George Putnam Fund of
 Boston.................................     3,005,072       466,413
Putnam VT Utilities Growth and Income
 Fund...................................       985,887       586,632
Putnam VT Vista Fund....................     4,159,403     4,475,546
Putnam VT Voyager Fund..................     8,949,980     8,392,831
                                          ------------  ------------
                                          $542,870,844  $325,485,378
                                          ============  ============

_____________________________________ SA-39 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

 5.  CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2002 was as follows:

                                                                  NET
                                        UNITS        UNITS      INCREASE
                                       ISSUED      REDEEMED    (DECREASE)
                                     -----------  -----------  ----------
American Funds Global Growth
 Fund..............................    2,549,968    1,800,901     749,067
American Funds Growth Fund.........    9,507,907    3,959,736   5,548,171
American Funds Growth-Income
 Fund..............................    9,528,004    5,186,477   4,341,527
American Funds Global Small
 Capitalization Fund...............    1,103,319      831,337     271,982
Fidelity VIP Asset Manager
 Portfolio.........................    1,892,483    1,860,531      31,952
Fidelity VIP Equity-Income Fund....    8,997,007    9,487,808    (490,801)
Fidelity VIP Overseas Portfolio....    3,319,097    3,328,916      (9,819)
Hartford Advisers HLS Fund.........   14,897,267   15,361,240    (463,973)
Hartford Bond HLS Fund.............   14,795,064   11,852,576   2,942,488
Hartford Capital Appreciation HLS
 Fund..............................   26,807,596   27,396,524    (588,928)
Hartford Dividend and Growth HLS
 Fund..............................   12,035,021   11,701,628     333,393
Hartford Global Advisers HLS
 Fund..............................      255,333      143,781     111,552
Hartford Global Leaders HLS Fund...    1,086,725      827,666     259,059
Hartford Global Technology HLS.....   28,991,921   28,907,864      84,057
Hartford Growth and Income HLS
 Fund..............................    1,123,504      837,743     285,761
Hartford Index HLS Fund............   11,834,612   10,789,923   1,044,689
Hartford International
 Opportunities HLS Fund............   12,727,919   14,505,572  (1,777,653)
Hartford MidCap HLS Fund...........    7,420,285    5,583,492   1,836,793
Hartford Money Market HLS Fund.....   60,254,873   57,968,249   2,286,624
Hartford Mortgage Securities HLS
 Fund..............................    4,168,846    2,782,799   1,386,047
Hartford Small Company HLS Fund....    9,032,826    8,685,539     347,287
Hartford Stock HLS Fund............   17,613,455   19,890,678  (2,277,223)
Putnam VT Diversified Income
 Fund..............................      416,696      252,500     164,196
Putnam VT Global Asset Allocation
 Fund..............................      559,587      753,343    (193,756)
Putnam VT Global Equity Fund.......    1,162,136    1,310,177    (148,041)
Putnam VT Growth and Income Fund...    1,947,930    2,245,141    (297,211)
Putnam VT Health Sciences Fund.....      153,360      146,719       6,641
Putnam VT High Yield Fund..........      566,415      587,977     (21,562)
Putnam VT Income Fund..............      747,875      809,503     (61,628)
Putnam VT International Growth and
 Income Fund.......................      145,355      111,720      33,635
Putnam VT International Growth
 Fund..............................    1,672,846    1,635,409      37,437
Putnam VT International New
 Opportunities Fund................      110,601      133,926     (23,325)
Putnam VT Investors Fund...........      302,724      241,374      61,350
Putnam VT Money Market Fund........    2,865,016    3,564,947    (699,931)
Putnam VT New Opportunities Fund...    1,505,192    1,680,794    (175,602)
Putnam VT New Value Fund...........      469,901      486,932     (17,031)
Putnam VT OTC & Emerging Growth
 Fund..............................      306,035      379,636     (73,601)
Putnam VT The George Putnam Fund of
 Boston............................       95,901       59,167      36,734
Putnam VT Utilities Growth and
 Income Fund.......................      177,121      195,309     (18,188)
Putnam VT Vista Fund...............      135,433      141,771      (6,338)
Putnam VT Voyager Fund.............    2,194,605    2,577,963    (383,358)

_____________________________________ SA-40 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002
 6.  FINANCIAL HIGHLIGHTS:

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for which a series of each sub-account has outstanding units.

                                                                                     INVESTMENT
                                                  UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
                                     UNITS     FAIR VALUE#  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
                                   ----------  -----------  --------------  -------  ----------  -----------
AMERICAN FUNDS GLOBAL GROWTH FUND
  2002  Lowest contract charges     6,423,272  $ 0.709176    $  4,555,231     --          0.83%      (14.64)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges     2,374,804    0.830793       1,972,970     --          0.65%      (16.92)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
AMERICAN FUNDS GROWTH FUND
  2002  Lowest contract charges    36,019,291    0.598421      21,554,700     --          0.05%      (24.45)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges    11,608,620    0.792121       9,195,432     --          0.35%      (20.79)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
AMERICAN FUNDS GROWTH-INCOME FUND
  2002  Lowest contract charges    34,787,201    0.819043      28,492,213     --          1.48%      -18.34%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges    10,507,976    1.003020      10,539,710     --          1.46%        0.30%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND
  2002  Lowest contract charges     3,121,814    0.704466       2,199,212     --          0.73%      (19.05)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges       935,412    0.870271         814,062     --          0.66%      (12.97)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
FIDELITY VIP ASSET MANAGER PORTFOLIO
  2002  Lowest contract charges     2,729,809    1.636274       4,466,715     --          3.51%       (8.73)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges     1,973,784    1.792741       3,538,483     --          3.82%       (4.09)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
FIDELITY VIP EQUITY-INCOME FUND
  2002  Lowest contract charges    11,396,137    1.782890      20,318,058     --          1.60%      (16.95)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges     9,094,369    2.146668      19,522,592     --          1.49%       (4.96)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --

_____________________________________ SA-41 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

                                                                                     INVESTMENT
                                                  UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
                                     UNITS     FAIR VALUE#  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
                                   ----------  -----------  --------------  -------  ----------  -----------
FIDELITY VIP OVERSEAS PORTFOLIO
  2002  Lowest contract charges     4,433,446  $ 1.108757    $  4,915,614     --          0.69%      (20.28)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges     3,671,008    1.390795       5,105,619     --          4.76%      (21.17)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
HARTFORD ADVISERS HLS FUND
  2002  Lowest contract charges    30,188,385    2.190023      66,113,258     --          3.10%      (13.79)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges    22,666,244    2.540380      57,580,874     --          2.96%       (4.64)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
HARTFORD BOND HLS FUND
  2002  Lowest contract charges    24,077,334    1.949909      46,948,610     --          3.75%       10.08%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges    11,456,525    1.771309      20,293,046     --          4.49%        8.68%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
HARTFORD CAPITAL APPRECIATION HLS FUND
  2002  Lowest contract charges    33,134,345    2.868780      95,055,145     --          0.69%      (19.70)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges    26,281,710    3.572570      93,893,248     --          0.72%       (6.94)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
HARTFORD DIVIDEND AND GROWTH HLS FUND
  2002  Lowest contract charges    18,418,887    2.237882      41,219,295     --          1.62%      (14.23)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges    14,979,171    2.609041      39,081,272     --          1.75%       (4.04)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
HARTFORD GLOBAL ADVISERS HLS FUND
  2002  Lowest contract charges     2,096,259    0.988953       2,073,101     --          0.05%       (8.95)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges     1,500,015    1.086141       1,629,228     --          0.97%       (6.25)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --

_____________________________________ SA-42 ____________________________________

                                                                                     INVESTMENT
                                                  UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
                                     UNITS     FAIR VALUE#  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
                                   ----------  -----------  --------------  -------  ----------  -----------
HARTFORD GLOBAL LEADERS HLS FUND
  2002  Lowest contract charges     2,544,254  $ 0.682881    $  1,737,423     --          1.15%      (19.51)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges     1,159,597    0.848373         983,771     --          1.45%      (15.16)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
HARTFORD GLOBAL TECHNOLOGY HLS FUND
  2002  Lowest contract charges     2,765,870    0.452718       1,252,159     --        --           (38.59)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges       975,598    0.737165         719,177     --        --           (26.28)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
HARTFORD GROWTH AND INCOME HLS FUND
  2002  Lowest contract charges     9,720,630    0.916970       8,913,526     --          0.40%      (24.65)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges     7,137,489    1.216983       8,686,202     --        --            (8.02)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
HARTFORD INDEX HLS FUND
  2002  Lowest contract charges    20,319,633    2.205769      44,820,418     --          1.27%      (22.45)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges    14,994,758    2.844242      42,648,720     --          0.96%      (12.31)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
  2002  Lowest contract charges    11,672,134    1.313864      15,335,597     --          2.02%      (17.93)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges    10,614,098    1.600938      16,992,513     --          0.12%      (18.73)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
HARTFORD MIDCAP HLS FUND
  2002  Lowest contract charges    21,838,918    1.737334      37,941,494     --          0.12%      (14.22)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges    15,081,261    2.025330      30,544,530     --        --            (3.62)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --

_____________________________________ SA-43 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

                                                                                     INVESTMENT
                                                  UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
                                     UNITS     FAIR VALUE#  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
                                   ----------  -----------  --------------  -------  ----------  -----------
HARTFORD MONEY MARKET HLS FUND
  2002  Lowest contract charges    71,570,885  $ 1.529607    $109,475,326     --          1.45%        1.47%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges    65,755,665    1.507506      99,127,060     --          3.36%        3.87%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
HARTFORD MORTGAGE SECURITIES HLS FUND
  2002  Lowest contract charges     5,607,730    1.874447      10,511,393     --          3.21%        8.15%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges     1,416,684    1.733120       2,455,284     --          5.02%        7.50%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
HARTFORD SMALL COMPANY HLS FUND
  2002  Lowest contract charges    19,850,587    0.920563      18,273,716     --        --           (30.23)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges    15,053,306    1.319402      19,861,362     --        --           (14.92)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
HARTFORD STOCK HLS FUND
  2002  Lowest contract charges    30,837,526    2.322928      71,633,353     --          1.06%      (24.25)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges    28,036,263    3.066451      85,971,826     --          0.79%      (12.23)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
PUTNAM VT DIVERSIFIED INCOME FUND
  2002  Lowest contract charges       454,850   14.348324       6,526,336     --          3.46%        6.20%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges       152,197   13.510984       2,056,326     --          6.39%        3.82%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
  2002  Lowest contract charges       119,463   17.760045       2,121,661     --          2.04%      (12.36)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges       140,567   20.265402       2,848,642     --          1.07%       (8.35)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --

_____________________________________ SA-44 ____________________________________

                                                                                     INVESTMENT
                                                  UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
                                     UNITS     FAIR VALUE#  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
                                   ----------  -----------  --------------  -------  ----------  -----------
PUTNAM VT GLOBAL GROWTH FUND
  2002  Lowest contract charges       493,893  $14.985684    $  7,401,321     --          0.32%      (22.16)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges       558,333   19.251979      10,749,008     --        --           (29.66)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
PUTNAM VT GROWTH AND INCOME FUND
  2002  Lowest contract charges     1,362,763   21.356598      29,103,976     --          2.39%      (18.79)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges     1,385,628   26.297364      36,438,369     --          1.59%       (6.16)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
PUTNAM VT HEALTH SCIENCES FUND
  2002  Lowest contract charges       701,636    9.649126       6,770,172     --          0.07%      (20.21)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges       649,361   12.092641       7,852,495     --          0.04%      (19.53)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
PUTNAM VT HIGH YIELD FUND
  2002  Lowest contract charges       491,602   15.605782       7,671,827     --         12.39%       (0.54)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges       420,610   15.690083       6,599,408     --         12.34%        3.87%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
PUTNAM VT INCOME FUND
  2002  Lowest contract charges       559,093   18.079459      10,108,105     --          4.10%        8.09%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges       341,056   16.725709       5,704,405     --          5.93%        7.53%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND
  2002  Lowest contract charges       487,886    8.447396       4,121,367     --          0.67%      (13.67)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges       384,606    9.785153       3,763,428     --          1.02%      (20.67)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --

_____________________________________ SA-45 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

                                                                                     INVESTMENT
                                                  UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
                                     UNITS     FAIR VALUE#  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
                                   ----------  -----------  --------------  -------  ----------  -----------
PUTNAM VT INTERNATIONAL GROWTH FUND
  2002  Lowest contract charges           313  $ 8.522016    $      2,667     --          1.54%       (9.63)%
        Highest contract charges    2,040,087    9.315833      19,005,114     --          0.98%      (17.52)%
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges     1,538,040   11.294275      17,371,051     --          0.34%      (20.41)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND
  2002  Lowest contract charges       373,760    7.523083       2,811,828     --          0.86%      (13.46)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges       370,966    8.693232       3,224,894     --        --           (28.52)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
PUTNAM VT INVESTORS FUND
  2002  Lowest contract charges       912,502    6.827953       6,230,521     --          0.41%      (23.68)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges       783,835    8.946510       7,012,591     --          0.09%      (24.61)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
PUTNAM VT MONEY MARKET FUND
  2002  Lowest contract charges     3,007,885    1.520209       4,572,614     --          1.44%        1.46%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges     2,808,924    1.498367       4,208,799     --          3.58%        4.00%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
PUTNAM VT NEW OPPORTUNITIES FUND
  2002  Lowest contract charges     1,009,721   13.891974      14,027,023     --          0.00%      (30.29)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges     1,023,641   19.929373      20,400,525     --        --           (29.99)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
PUTNAM VT NEW VALUE FUND
  2002  Lowest contract charges       690,151   11.418982       7,880,826     --          3.94%      (15.44)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges       492,052   13.503535       6,644,446     --          0.78%        3.61%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --

_____________________________________ SA-46 ____________________________________

                                                                                     INVESTMENT
                                                  UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
                                     UNITS     FAIR VALUE#  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
                                   ----------  -----------  --------------  -------  ----------  -----------
PUTNAM VT OTC & EMERGING GROWTH FUND
  2002  Lowest contract charges       980,487  $ 4.419389    $  4,333,155     --        --           (32.06)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges       867,691    6.504819       5,644,171     --        --           (45.57)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON
  2002  Lowest contract charges       510,091   10.685893       5,450,782     --          2.32%       (8.57)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges       291,220   11.687147       3,403,533     --          2.30%        0.74%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
PUTNAM VT UTILITIES GROWTH AND INCOME FUND
  2002  Lowest contract charges       225,854   14.997690       3,387,283     --          3.71%      (23.83)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges       207,695   19.690377       4,089,586     --          2.95%      (22.15)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
PUTNAM VT VISTA FUND
  2002  Lowest contract charges       544,137    7.224769       3,931,262     --        --           (30.38)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges       598,239   10.377065       6,207,970     --        --           (33.40)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
PUTNAM VT VOYAGER FUND
  2002  Lowest contract charges     1,429,244   21.845647      31,222,755     --          0.88%      (26.34)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --
  2001  Lowest contract charges     1,430,794   29.655765      42,431,297     --          0.11%      (22.24)%
        Highest contract charges       --          --            --           --        --           --
        Remaining contract
        charges                        --          --            --           --        --           --

  * This represents the annualized contract expenses of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contract owner accounts through the redemption of units.
 ** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

_____________________________________ SA-47 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002
*** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
  #  Rounded unit values.

_____________________________________ SA-48 ____________________________________

                          INDEPENDENT AUDITORS' REPORT
                     -------------------------------------

To the Board of Directors
of Hartford Life and Annuity Insurance Company
Hartford, Connecticut

We have audited the accompanying statutory basis balance sheet of Hartford Life and Annuity Insurance Company ("the Company") as of December 31, 2002, and the related statutory basis statements of operations, changes in capital and surplus, and of cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statutory balance sheet of the Company for the year ended December 31, 2001 and the related statutory statements of operations, changes in capital and surplus, and of cash flows for the two years then ended were audited by other auditors whose report, dated Janauary 28, 2002, expressed an unqualified opinion on those statements and included an explanatory paragraph regarding the adoption of codification, as discussed in Note 2 to the financial statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the accompanying financial statements were prepared in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are described in Note 2.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, the financial position of Hartford Life and Annuity Insurance Company as of December 31, 2002, or the results of its operations or its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In our opinion, such financial statements present fairly, in all material respects, the balance sheet of Hartford Life and Annuity Insurance Company as of December 31, 2002, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

As discussed in Note 2 to the statutory financial statements, the Company effective January 1, 2001 adopted certain statutory accounting practices as a result of the State of Connecticut Insurance Department's adoption of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual.

Deloitte & Touche LLP
Hartford, Connecticut
March 26, 2003

                     THIS IS A COPY OF A PREVIOUSLY ISSUED
                        ANDERSEN REPORT AND THIS REPORT
                       HAS NOT BEEN REISSUED BY ANDERSEN.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
              ----------------------------------------------------

To the Board of Directors of
Hartford Life and Annuity Insurance Company:

We have audited the accompanying balance sheets of Hartford Life and Annuity Insurance Company (a Connecticut Corporation and wholly-owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 2001 and 2000, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2001. These financial statements and the schedules referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, these financial statements were prepared using the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut, which practices differs from accounting principles generally accepted in the United States.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Hartford Life and Annuity Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2001. Furthermore, in our opinion, the supplemental data included in Note 2 reconciling income and capital and surplus as shown in the financial statements to income and stockholder's equity as determined in conformity with accounting principles generally accepted in the United States, present fairly, in all material respects, the information shown therein.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Hartford Life and Annuity Insurance Company as of December 31, 2001 and 2000, and the results of its operations and the changes in its capital and surplus for each of the three years in the period ended December 31, 2001 in conformity with accounting practices prescribed or permitted by the Insurance Department in the State of Connecticut.

As explained in Note 2 to the financial statements, effective January 1, 2001, the Company changed its method of accounting to that prescribed in the codified National Association of Insurance Commissioners' Statements of Statutory Accounting Principles and related interpretations prescribed by the Insurance Department of the State of Connecticut.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of selected financial data, the summary investment schedule and the schedule of investment risks interrogatories, as of and for the year ended December 31, 2001, are presented for purposes of additional analysis and are not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

ARTHUR ANDERSEN LLP

Hartford, Connecticut
January 28, 2002

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 BALANCE SHEETS
                               (STATUTORY BASIS)
                (AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)

                                                         AS OF DECEMBER 31,
 ------------------------------------------------------------------------------
                                                         2002          2001
 ------------------------------------------------------------------------------
 ASSETS
   Bonds                                              $ 4,928,629   $ 2,639,950
   Common and Preferred Stocks                             17,393        16,753
   Mortgage Loans                                         137,595       180,043
   Real Estate                                             25,312        24,614
   Policy Loans                                           266,756       250,220
   Cash and Short-Term Investments                        485,025       421,764
   Other Invested Assets                                   16,950        39,622
 ------------------------------------------------------------------------------
                     TOTAL CASH AND INVESTED ASSETS     5,877,660     3,572,966
 ------------------------------------------------------------------------------
   Investment Income Due and Accrued                       64,019        48,172
   Federal Income Taxes Recoverable                        33,035       157,532
   Deferred Tax Asset                                      29,910        54,720
   Other Assets                                           433,080        98,497
   Separate Account Assets                             35,919,868    41,945,545
 ------------------------------------------------------------------------------
                                       TOTAL ASSETS   $42,357,572   $45,877,432
 ------------------------------------------------------------------------------
 LIABILITIES
   Aggregate Reserves for Life and Accident and
    Health Policies                                   $ 6,131,338   $ 4,346,336
   Liability for Deposit Type Contracts                    59,240        42,394
   Policy and Contract Claim Liabilities                   33,856        30,507
   Asset Valuation Reserve                                    270            --
   Payable to Affiliates                                   26,707        32,072
   Accrued Expense Allowances and Other Amounts Due
    From Separate Accounts                             (1,227,985)   (1,485,727)
   Other Liabilities                                      826,009       295,090
   Separate Account Liabilities                        35,919,868    41,945,545
 ------------------------------------------------------------------------------
                                  TOTAL LIABILITIES    41,769,303    45,206,217
 ------------------------------------------------------------------------------
 CAPITAL AND SURPLUS
   Common Stock -- 3,000 Shares Authorized, 2,000
    Shares Issued and Outstanding                           2,500         2,500
   Gross Paid-In and Contributed Surplus                1,221,883       986,883
   Unassigned Funds                                      (636,114)     (318,168)
 ------------------------------------------------------------------------------
                          TOTAL CAPITAL AND SURPLUS       588,269       671,215
 ------------------------------------------------------------------------------
             TOTAL LIABILITIES, CAPITAL AND SURPLUS   $42,357,572   $45,877,432
 ------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                               (STATUTORY BASIS)
                (AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)

                                                        FOR THE YEARS ENDED DECEMBER 31,
 ------------------------------------------------------------------------------------------
                                                         2002         2001          2000
 ------------------------------------------------------------------------------------------
 REVENUES
   Premiums and Annuity Considerations                $4,626,830   $12,741,782   $  772,847
   Considerations for Supplementary Contracts with
    Life Contingencies                                       123        33,695           31
   Annuity and Other Fund Deposits                            --            --    4,201,953
   Net Investment Income                                 241,414       188,799      107,937
   Commissions and Expense Allowances on
    Reinsurance Ceded                                    197,594        78,607      121,671
   Reserve Adjustment on Reinsurance Ceded             3,403,682       600,569    1,287,942
   Fee Income                                            829,267       817,436      827,674
   Other Revenues                                         10,367         6,435        2,751
 ------------------------------------------------------------------------------------------
                                     TOTAL REVENUES    9,309,277    14,467,323    7,322,806
 ------------------------------------------------------------------------------------------
 BENEFITS AND EXPENSES
   Death and Annuity Benefits                            215,874       174,288       57,001
   Disability and Other Benefits                          11,926        11,296        5,827
   Surrenders and Other Fund Withdrawals               4,743,944     4,142,327    3,567,723
   Commissions                                           583,605     1,222,698      490,630
   Increase in Aggregate Reserves for Life and
    Accident and Health Policies                       1,785,002     2,147,722       57,316
   Decrease in Liability for Premium and Other
    Deposit Funds                                             --            --     (403,594)
   General Insurance Expenses                            341,349       330,636      253,565
   Net Transfers to Separate Accounts                  2,298,625     2,613,765    3,218,126
   Modified Coinsurance Adjustment on Reinsurance
    Assumed                                             (522,245)    4,591,861           --
   Other Expenses                                         22,715        78,503       26,782
 ------------------------------------------------------------------------------------------
                        TOTAL BENEFITS AND EXPENSES    9,480,795    15,313,096    7,273,376
 ------------------------------------------------------------------------------------------
   Net (Loss) Gain from Operations Before Federal
    Income Tax (Benefit) Expense                        (171,518)     (845,773)      49,430
   Federal Income Tax (Benefit) Expense                   28,712      (196,458)      24,549
 ------------------------------------------------------------------------------------------
                    NET (LOSS) GAIN FROM OPERATIONS     (200,230)     (649,315)      24,881
 ------------------------------------------------------------------------------------------
   Net Realized Capital Losses, after tax                (56,843)      (10,238)      (2,922)
 ------------------------------------------------------------------------------------------
                                  NET (LOSS) INCOME   $ (257,073)  $  (659,553)  $   21,959
 ------------------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                               (STATUTORY BASIS)
                (AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)

                                                      FOR THE YEARS ENDED DECEMBER 31,
 --------------------------------------------------------------------------------------
                                                         2002        2001        2000
 --------------------------------------------------------------------------------------
 COMMON STOCK -- 3,000 SHARES AUTHORIZED, 2,000
  SHARES ISSUED AND OUTSTANDING
 --------------------------------------------------------------------------------------
   Balance, Beginning and End of Year                 $    2,500   $   2,500   $  2,500
 --------------------------------------------------------------------------------------
 GROSS PAID-IN AND CONTRIBUTED SURPLUS,
 --------------------------------------------------------------------------------------
   Beginning of Year                                     986,883     226,043    226,043
   Capital Contribution                                  235,000     760,840         --
 --------------------------------------------------------------------------------------
                               BALANCE, END OF YEAR    1,221,883     986,883    226,043
 --------------------------------------------------------------------------------------
 UNASSIGNED FUNDS
   Balance, Beginning of Year                           (318,168)    310,720    294,333

   Net Income                                           (257,073)   (659,553)    21,959
   Change in Net Unrealized Capital (Losses) Gains
    on Common Stocks and Other Invested Assets            (4,421)    (22,085)    (4,653)
   Change in Net Deferred Income Tax                     191,399     209,019         --
   Change in Reserve Valuation Basis                          --     (11,721)     5,711
   Change in Asset Valuation Reserve                        (270)      2,743      2,192
   Change in Non-Admitted Assets                        (210,628)   (154,455)    (3,646)
   Change in Liability for Reinsurance in
    Unauthorized Companies                               (36,953)         (2)        --
   Cummulative Effect of Change in Accounting
    Principles                                                --       7,166         --
   Credit on Reinsurance Ceded                                --          --     (5,176)
 --------------------------------------------------------------------------------------
                               BALANCE, END OF YEAR     (636,114)   (318,168)   310,720
 --------------------------------------------------------------------------------------
 CAPITAL AND SURPLUS,
 --------------------------------------------------------------------------------------
   End of Year                                        $  588,269   $ 671,215   $539,263
 --------------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                               (STATUTORY BASIS)
                (AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)

                                            FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------
                                             2002         2001         2000
------------------------------------------------------------------------------
OPERATING ACTIVITIES
  Premiums and Annuity Considerations     $ 4,627,995  $12,732,469  $4,969,266
  Net Investment Income                       242,062      166,707     106,844
  Fee Income                                  829,267      817,436     827,674
  Commissions and Expense Allowances on
   Reinsurance Ceded                        3,601,276      679,177   1,403,553
  Other Income                                  5,771       36,949         179
                                          -----------  -----------  ----------
    Total Income                            9,306,371   14,432,738   7,307,516
                                          -----------  -----------  ----------
  Benefits Paid                             4,795,021    4,289,455   3,628,860
  Federal Income Tax (Recoveries)
   Payments                                  (108,177)     (58,363)     74,791
  Net Transfers to Separate Accounts        2,040,883    2,640,961   3,289,217
  MODCO Adjustment on Reinsurance
   Assumed                                   (522,245)   4,591,861          --
  Other Expenses                              967,922    1,637,963     789,601
                                          -----------  -----------  ----------
    Total Benefits and Expenses             7,173,404   13,101,877   7,782,469
------------------------------------------------------------------------------
         NET CASH PROVIDED BY (USED FOR)
                    OPERATING ACTIVITIES    2,132,967    1,330,861    (474,953)
------------------------------------------------------------------------------
INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD AND
   MATURED
  Bonds                                     1,623,364    1,286,296     731,046
  Common and Preferred Stocks                      35       14,354         979
  Mortgage Loans                               42,133       57,353      33,304
  Other                                       134,912       12,690       1,718
                                          -----------  -----------  ----------
    Total Investment Proceeds               1,800,444    1,370,693     767,047
                                          -----------  -----------  ----------
  COST OF INVESTMENTS ACQUIRED
  Bonds                                     3,956,463    2,753,242     454,987
  Common and Preferred Stocks                     842       14,246         484
  Mortgage Loans                                  225      203,177       3,881
  Real Estate                                   1,292       25,000          --
  Other                                            --       40,467          --
                                          -----------  -----------  ----------
    Total Investments Acquired              3,958,822    3,036,132     459,352
                                          -----------  -----------  ----------
  Net Increase in Policy Loans                 16,536      169,425      21,366
------------------------------------------------------------------------------
         NET CASH (USED FOR) PROVIDED BY
                    INVESTING ACTIVITIES  $(2,174,914) $(1,834,864) $  286,329
------------------------------------------------------------------------------
FINANCING AND MISCELLANEOUS ACTIVITIES
  Capital Contribution                        235,000      760,840          --
  Net other cash provided (used)             (129,792)      99,401     (13,429)
------------------------------------------------------------------------------
         NET CASH PROVIDED BY (USED FOR)
                               FINANCING
            AND MISCELLANEOUS ACTIVITIES      105,208      860,241     (13,429)
------------------------------------------------------------------------------
  Net increase (decrease) in cash and
   short-term investments                      63,261      356,238    (202,053)
  Cash and Short-Term Investments,
   Beginning of Year                          421,764       65,526     267,579
------------------------------------------------------------------------------
  CASH AND SHORT-TERM INVESTMENTS, END
   OF YEAR                                $   485,025  $   421,764  $   65,526
------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
(STATUTORY BASIS)
(AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)

 -----------------------------------------------------------------------------

1. ORGANIZATION AND DESCRIPTION OF BUSINESS:

Hartford Life and Annuity Insurance Company (the "Company") is a wholly-owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"). HLI is indirectly owned by The Hartford Financial Services Group, Inc. ("The Hartford").

The Company offers a complete line of fixed and variable annuities, as well as variable, universal and traditional individual life insurance.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

BASIS OF PRESENTATION

The accompanying statutory basis financial statements are prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance.

Current prescribed statutory accounting practices include the adoption of the NAIC's codified ACCOUNTING PRACTICES AND PROCEDURES manual, effective
January 1, 2001, as well as current state laws and regulations. Permitted statutory accounting practices encompass accounting practices approved by the state insurance departments. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life and accident and health policies and the liability for deposit type contracts. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

As the result of changes in accounting principles effective January 1, 2001, some of the information presented for 2000 is not comparable to the information presented for 2001. The notable items are deposits recorded as revenue in 2000 most of which were recorded as premiums and considerations in 2001.

STATUTORY ACCOUNTING VERSUS ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP")

Statutory accounting principles and GAAP differ in certain significant respects. These differences principally involve:

(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, etc.) which are charged to expense when incurred for statutory purposes rather than capitalized and amortized on a pro-rata basis over the expected life and gross profit stream of the policies for GAAP purposes;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used under GAAP;

(4) excluding certain assets designated as non-admitted assets (e.g., negative Interest Maintenance Reserve, and past due agents' balances) from the balance sheet for statutory purposes by directly charging surplus;

(5) the calculation of post-retirement benefits obligation which, for statutory accounting, excludes non-vested employees whereas GAAP liabilities include a provision for such employees; statutory and GAAP accounting permit either immediate recognition of the liability or straight-line amortization of the liability over a period not to exceed 20 years. For GAAP, The Hartford's obligation was immediately recognized, whereas, for statutory accounting, the obligation is being recognized ratably over a 20 year period;

(6) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(7) the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(8) the reporting of fixed maturities at amortized cost for statutory purposes, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity; as well as the change in the basis of the Company's other invested assets, which consist primarily of limited partnership investments, which is recognized as income under GAAP and as a change in surplus under statutory accounting;

(9) for statutory purposes separate account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of separate account assets, less applicable surrender charges. The separate account surplus generated by these reserving methods is recorded as an amount due to or from the separate account on the statutory basis balance sheet, with changes reflected in the statutory basis results of operations. On a GAAP basis, separate account assets and liabilities are held at fair value;

(10) the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus; and

(11) deferred income taxes, which provide for statutory/ tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences and are charged as a component of net income.

As of and for the years ended December 31, the significant differences between Statutory and GAAP basis net income and capital and surplus for the Company are as follows:

                                                                   2002              2001              2000
                                                                -----------------------------------------------
GAAP Net Income                                                 $   191,548       $   214,610       $   140,954
Deferral and amortization of policy acquisition costs,
 net                                                               (337,657)         (308,546)         (218,151)
Change in unearned revenue reserve                                   71,208            59,132            54,255
Deferred taxes                                                      (50,834)          180,625            27,039
Separate account expense allowance                                 (279,761)         (110,911)           71,092
Benefit reserve adjustment                                          155,196           (13,199)          (70,248)
Prepaid reinsurance premium                                          (8,564)           (6,944)           (3,007)
Ceding commission on reinsurance assumed                                 --          (670,507)               --
Other, net                                                            1,791            (3,813)           20,025
                                                                -----------------------------------------------
                            STATUTORY NET (LOSS) INCOME         $  (257,073)      $  (659,553)      $    21,959
                                                                -----------------------------------------------

GAAP Stockholder's Equity                                       $ 2,242,347       $ 1,794,936       $   826,049
Deferred policy acquisition costs                                (3,289,010)       (3,033,841)       (2,105,975)
Unearned revenue reserve                                            297,759           229,194           150,220
Deferred taxes                                                      341,130           366,265           181,027
Separate account expense allowance                                1,243,867         1,521,026         1,469,122
Unrealized (gains) losses on investments                           (178,951)          (31,612)          (13,933)
Benefit reserve adjustment                                          300,515            24,334            16,574
Asset valuation reserve                                                (270)               --            (2,743)
Interest maintenance reserve                                        (25,702)          (25,448)               --
Prepaid reinsurance premium                                         (26,243)          (17,679)          (10,735)
Goodwill                                                           (170,100)         (173,704)               --
Statutory voluntary reserve                                              --                --            (6,286)
Reinsurance ceded                                                  (189,436)             (382)
Other, net                                                           42,363            18,126            35,943
                                                                -----------------------------------------------
                          STATUTORY CAPITAL AND SURPLUS         $   588,269       $   671,215       $   539,263
                                                                -----------------------------------------------

AGGREGATE RESERVES FOR LIFE AND ACCIDENT AND HEALTH POLICIES AND CONTRACTS AND LIABILITY FOR DEPOSIT TYPE CONTRACTS

Aggregate reserves for payment of future life, health and annuity benefits are computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.25% to 6%. Accumulation and on-benefit annuity reserves are based principally on individual and group annuity tables at various rates ranging from 2.5% to 8.75% and using the Commissioner's Annuity Reserve Valuation Method ("CARVM").

The Company has established separate accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's general assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the statutory basis statements of operations.

An analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics as of December 31, 2002 (including general and separate account liabilities) are as follows:

                                                                                       % of
Subject to discretionary withdrawal:                                   Amount          Total
                                                                     -----------------------
With market value adjustment                                         $     2,548         0.0%
At book value, less current surrender charge of 5% or more             2,469,598         6.5%
At market value                                                       33,457,570        88.1%
                                                                     -----------------------
                    TOTAL WITH ADJUSTMENT OR AT MARKET VALUE          35,929,716        94.6%
                                                                     -----------------------
At book value without adjustment (minimal or no charge or
 adjustment):                                                          1,791,484         4.8%
Not subject to discretionary withdrawal:                                 241,487         0.6%
                                                                     -----------------------
                                                TOTAL, GROSS          37,962,687       100.0%
Reinsurance ceded                                                        200,000         N/A
                                                                     -----------
                                                  TOTAL, NET         $37,762,687         N/A
                                                                     -----------

INVESTMENTS

Investments in bonds are carried at amortized costand are amortized using the interest method, in accordance with Statements of Statutory Accounting Principles ("SSAP") No. 26, Bonds, EXCLUDING LOANED-BACKED AND STRUCTURED SECURITIES. Bonds that are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") are carried at the appropriate SVO published value. Short-term investments consist of money market funds and are stated at cost, which approximates fair value. Preferred stocks are carried at amortized cost in accordance with NAIC designations. Common stocks are carried at fair value with the current year change in the difference from their cost reflected in surplus. Mortgage loans, which are carried at cost and approximate fair value, include investments in assets backed by mortgage loan pools. Policy loans are carried at their outstanding balance, which approximates fair value. Other invested assets are generally recorded at fair value.

The Company's accounting policy requires that a decline in the value of a security below its amortized cost basis be assessed to determine if the decline is other than temporary. If the decline in value of a fixed income or equity security is other than temporary, the security is deemed to be impaired, and a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. The fair value of the impaired investment becomes its new cost basis. Additionally, for certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43 requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that the estimated undiscounted cashflows of its securitized financial asset are less than its carrying amount then an other than temporary impairment charge is recognized equal to the difference between the carrying amount and estimated undiscounted cashflows of the security. The total estimated undiscounted cashflows of the impaired investment becomes its new cost basis.

The Company has a security monitoring process comprised of a committee of investment and accounting professionals that identifies securities that, due to certain characteristics are subjected to an enhanced analysis on a quarterly basis. Such characteristics include, but are not limited to: a deterioration of the financial condition of the issuer, the magnitude and duration of unrealized losses, credit rating and industry category.

The primary factors considered in evaluating whether a decline in value for fixed income and equity securities is other than temporary include: (a) the length of time and the extent to which the fair value has been less than cost,
(b) the financial conditions and near-term prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments, and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery. Furthermore, for securities expected to be sold, an other than temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other than temporarily impaired securities for appropriate valuation on an ongoing basis.

Derivatives used in hedging relationships are accounted for in a manner consistent with the item hedged. Typically, any cost or consideration received at the inception of a contract is adjusted into the basis of the applicable asset or liability and amortized over the asset or liability life. Income is accounted for on an earned basis and recorded as derivative net investment income. Upon termination of the derivative, the gain or loss is recognized as a derivative capital gain or loss.

Derivatives used in an income generation relationship record the initial premium as a deferred liability. The premium received on covered floor contracts are adjusted into the cost basis of the covered asset and amortized over the life of the covered asset. Income is accounted for on an earned basis and recorded as derivative net investment income. If the derivative and bond are sold, the derivative will recognize a loss on disposition for the current market value and the unamortized value of the original premium is offset against the bond capital gain or loss.

Derivatives not classified as hedging, income generation or replication, will receive fair value accounting. The derivatives are carried on the balance sheet at fair value and the changes in fair value are recorded as capital gains and losses. Effective January 1, 2003, the changes in fair value will be recorded as unrealized gains and losses.

The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The AVR balances were $270 and $0 as of December 31, 2002 and 2001, respectively. Additionally, the Interest Maintenance Reserve ("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond or mortgage loan sold. The IMR balances as of December 31, 2002 and 2001 were $25,702 and $25,448, respectively. The net capital gains (losses) captured in the IMR in 2002, 2001 and 2000 were $5,078, $1,965 and $(3,096), respectively. The amount of expense amortized from the IMR in 2002, 2001 and 2000 included in the Company's Statements of Operations, was $4,823, $3,472 and $(495), respectively. Realized capital gains and losses, net of taxes not included in the IMR are reported in the statutory basis statements of operations. Realized investment gains and losses are determined on a specific identification basis.

CODIFICATION

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the state of Connecticut Department of Insurance. Effective January 1, 2001, the state of Connecticut required that insurance companies domiciled in the state of Connecticut prepare their statutory basis financial statements in accordance with the NAIC codified ACCOUNTING PRACTICES AND PROCEDURES manual, effective January 1, 2001, subject to any deviations prescribed or permitted by the state of Connecticut Insurance Commissioner.

Accounting changes adopted to conform to the provisions of the NAIC codified ACCOUNTING PRACTICES AND PROCEDURES manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date, if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principles, as an adjustment that increased unassigned funds of approximately $7,166. The adjustment to increase unassigned surplus is related to SSAP 10, INCOME TAXES.

3. BUSINESS COMBINATIONS:

On April 2, 2001, The Hartford, through Hartford Life, Inc. and its affiliates, acquired the U.S. individual life insurance, annuity and mutual fund businesses of Fortis Inc., ("Fortis") for $1.12 billion in cash. The Hartford effected the acquisition through several reinsurance agreements with subsidiaries of Fortis and the purchase of 100% of the stock of Fortis Advisors, Inc. and Fortis Investors, Inc., wholly-owned subsidiaries of Fortis. The purchase of Fortis Advisors, Inc. and Fortis Investors, Inc. was accounted for as a statutory purchase.

4. INVESTMENTS:

(a) COMPONENTS OF NET INVESTMENT INCOME

                                                                      For the years ended December 31,
                                                                   --------------------------------------
                                                                     2002           2001           2000
                                                                   --------------------------------------
Interest income from bonds and short-term investments              $200,347       $148,038       $ 95,980
Interest income from policy loans                                    18,947         14,160          4,923
Interest and dividends from other investments                        18,478         19,289          8,568
Interest income from cash on hand and on deposit                      7,238          9,462             --
                                                                   --------------------------------------
Gross investment income                                             245,010        190,949        109,471
Less: investment expenses                                             3,596          2,150          1,534
                                                                   --------------------------------------
                                       NET INVESTMENT INCOME       $241,414       $188,799       $107,937
                                                                   --------------------------------------

(b) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS

                                                                      For the years ended December 31,
                                                                   --------------------------------------
                                                                     2002           2001           2000
                                                                   --------------------------------------
Gross unrealized capital gains                                     $117,032       $ 17,132       $  2,401
Gross unrealized capital losses                                     (32,336)       (17,210)        (3,319)
                                                                   --------------------------------------
Net unrealized capital gains (losses)                                84,696            (78)          (918)
Balance, beginning of year                                              (78)          (918)        (5,880)
                                                                   --------------------------------------
    CHANGE IN NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS
                                  AND SHORT-TERM INVESTMENTS       $ 84,774       $    840       $  4,962
                                                                   --------------------------------------

(c) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON COMMON STOCKS

                                                                      For the years ended December 31,
                                                                   --------------------------------------
                                                                     2002           2001           2000
                                                                   --------------------------------------
Gross unrealized capital gains                                     $    185       $    120       $    509
Gross unrealized capital losses                                     (23,137)       (22,913)        (2,113)
                                                                   --------------------------------------
Net unrealized capital (losses) gains                               (22,952)       (22,793)        (1,604)
Balance, beginning of year                                          (22,793)        (1,604)         2,484
                                                                   --------------------------------------
   CHANGE IN NET UNREALIZED CAPITAL (LOSSES) GAINS ON COMMON
                                                      STOCKS       $   (159)      $(21,189)      $ (4,088)
                                                                   --------------------------------------

(d) COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)

                                                                      For the years ended December 31,
                                                                   --------------------------------------
                                                                     2002           2001           2000
                                                                   --------------------------------------
Bonds and short-term investments                                   $(28,561)      $ (7,491)      $ (8,128)
Common stocks                                                          (149)           (13)           217
Other invested assets                                                    (2)            33             10
                                                                   --------------------------------------
Realized capital losses                                             (28,712)        (7,471)        (7,901)
Capital gains tax (benefit)                                          23,053            802         (1,883)
                                                                   --------------------------------------
Net realized capital losses, after tax                              (51,765)        (8,273)        (6,018)
Less: amounts transferred to IMR                                      5,078          1,965         (3,096)
                                                                   --------------------------------------
                      NET REALIZED CAPITAL LOSSES, AFTER TAX       $(56,843)      $(10,238)      $ (2,922)
                                                                   --------------------------------------

Sales of bonds and short-term investments for the years ended December 31, 2002, 2001 and 2000 resulted in proceeds of $1,691,422, $2,135,324 and $465,846, gross realized capital gains of $15,257, $8,091 and $633, and gross realized capital losses of $9,998, $5,442 and $8,838, respectively, before transfers to the IMR. Sales of common stocks for the years ended December 31, 2002, 2001 and 2000 resulted in proceeds of $35, $14,354 and $979, gross realized capital gains of $0, $358 and $218, and gross realized capital losses of $7, $371 and $1, respectively.

(e) INVESTMENTS -- DERIVATIVE INSTRUMENTS

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, options, forwards and exchange traded futures, in order to achieve one of four Company approved objectives: to hedge risk arising from interest rate, price or currency exchange rate volatility; to manage liquidity; to control transaction costs or to enter into income enhancement and replication transactions. The Company's derivative transactions are permitted uses of derivatives under the derivatives use plan filed and/or approved, as applicable, by the State of Connecticut and State of New York Insurance Departments.

Interest rate swaps and total return swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using the agreed upon rates and/or indices and notional principal amounts. Generally, no cash is exchanged at the inception of the contract and no principal payments are exchanged. Interest rate swaps at December 31, 2002 and 2001 amounted to $230,000 and $20,000 of notional value and $4,837 and $1,194 of market value, respectively.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed exchange rate. There are also periodic exchanges of payments, at specified intervals, calculated using the agreed upon rates and notional principal amounts. Foreign currency swaps at December 31, 2002 amounted to $23,719 of notional value and $(1,002) of market value. There were no foreign currency swaps at December 31, 2001.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the writer, a financial instrument, at a specified price, within a specified period or on a stated date. Cap and floor contracts entitle the purchaser to receive from the writer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike rate or falls below the floor strike rate, applied to a notional principal amount. There is a premium payment paid by the purchaser at inception of the contract and no principal payments are exchanged. The Company is a purchaser of caps, floors, and swaption contracts and is a writer of covered floor contracts. Option contracts at December 31, 2002 and 2001 amounted to $80,852 of notional value and $158 and $1,569 of market value, respectively.

The Company uses derivative instruments in its management of market risk consistent with four risk management strategies:

Anticipatory Hedging -- For certain liabilities, the Company commits to the price of the product prior to receipt of the associated premium or deposit. Anticipatory hedges are executed to offset the impact of changes in asset prices arising from interest rate changes pending the receipt of premium or deposit and the subsequent purchase of an asset. These hedges involve taking a long position (purchase) in interest rate futures or entering into an interest rate swap with duration characteristics equivalent to the associated liabilities or anticipated investments.

Liability Hedging -- Several products obligate the Company to credit a return to the contract holder, which is indexed to a market rate. To hedge risks associated with these products, the Company enters into various derivative contracts. Interest rate swaps are used to convert the contract rate into a rate that trades in a more liquid and efficient market. This hedging strategy enables the Company to customize contract terms and conditions to customer objectives and satisfies the operation's asset/liability matching policy. In addition, interest rate caps and option contracts are used to hedge against the risk of contract holder disintermediation in a rising interest rate environment.

Asset Hedging -- To meet the various policyholder obligations and to provide cost-effective prudent investment risk diversification, the Company may combine two or more financial instruments to achieve the investment characteristics of a fixed maturity security or that match an associated liability. The use of derivative instruments in this regard effectively transfers unwanted investment risks or attributes to others. The selection of the appropriate derivative instruments depends on the investment risk, the liquidity and efficiency of the market, and the asset and liability characteristics.

Portfolio Hedging --The Company compares the duration and convexity of its portfolios of assets to its corresponding liabilities and periodically enters into portfolio hedges to reduce any difference to desired levels. Portfolio hedges reduce the duration and convexity mismatch between assets and liabilities and offset the potential impact to cash flows caused by changes in interest rates.

The Company periodically transacts in income generation transactions. The written option contracts monetize the option embedded in certain of its fixed maturity investments. The Company will receive a premium for issuing the freestanding option. The structure is designed such that the fixed maturity investment and freestanding option have identical expected lives.

The Company's derivatives counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness, and typically requires credit enhancement/credit risk reducing agreements. By using derivative instruments, the Company is exposed to credit risk, which is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. When the fair value of over-the-counter derivative contracts is positive, this indicates that the counterparty owes the Company, and, therefore, exposes the Company to credit risk. Exchange-traded futures and options are regulated by an exchange and positions are marked to market on a daily basis, and therefore create minimal credit exposure to the Company in the event of nonperformance by counterparties.

Credit exposures for over-the-counter derivatives are generally quantified weekly and netted, and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds exposure policy thresholds. Collateral requirements for exchange traded futures and options are monitored and processed on a daily basis. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by the Company's internal compliance unit, reviewed frequently by senior management and reported to the Company's Finance Committee. The Company also maintains a policy of requiring that all privately negotiated derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset.

(f) CONCENTRATION OF CREDIT RISK

As of December 31, 2002, the Company has a significant concentration of credit risk that exceeded 10% of capital and surplus in fixed maturities of a single issuer who was not the U.S. government or a government agency. Within this concentration, each fixed maturity was designated NAIC investment grade. Further, the Company closely monitors concentrations and the potential impact of capital and surplus, should the issuer fail to perform according to the terms of the fixed maturity contract.

The carrying value, gross unrealized gain and estimated fair value of these fixed maturities were $61,917, $2,373 and $64,290, respectively.

(g) BONDS, SHORT-TERM INVESTMENTS AND COMMON STOCKS

                                                                                 December 31, 2002
                                                                   ----------------------------------------------
                                                                                 Gross       Gross     Estimated
                                                                   Statement   Unrealized  Unrealized     Fair
                                                                     Value       Gains       Losses      Value
                                                                   ----------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS
U.S government and government agencies and authorities:
  --Guaranteed and sponsored                                       $   74,416   $     85    $     --   $   74,501
  --Guaranteed and sponsored -- asset backed                          687,703      1,444          --      689,147
States, municipalities and political subdivisions                         395         17          --          412
International governments                                              34,304      4,454          --       38,758
Public utilities                                                      208,886      6,772      (5,187)     210,471
All other corporate                                                 2,137,680     87,636     (20,309)   2,205,007
All other corporate -- asset-backed                                 1,617,227     11,025      (6,735)   1,621,517
Short-term investments                                                 48,690         --          --       48,690
Certificates of deposit                                                67,270      5,599        (105)      72,764
Parents, subsidiaries and affiliates                                  100,748         --          --      100,748
                                                                   ----------------------------------------------
                           TOTAL BONDS AND SHORT-TERM INVESTMENTS  $4,977,319   $117,032    $(32,336)  $5,062,015
                                                                   ----------------------------------------------

                                                                                 December 31, 2002
                                                                   ----------------------------------------------
                                                                                 Gross       Gross     Estimated
                                                                               Unrealized  Unrealized     Fair
                                                                      Cost       Gains       Losses      Value
                                                                   ----------------------------------------------
COMMON STOCKS
Common stock -- unaffiliated                                       $    4,957   $    185    $   (872)  $    4,270
Common stock -- affiliated                                             35,384                (22,265)      13,119
                                                                   ----------------------------------------------
                                              TOTAL COMMON STOCKS  $   40,341   $    185    $(23,137)  $   17,389
                                                                   ----------------------------------------------

                                                                                 December 31, 2001
                                                                   ----------------------------------------------
                                                                                 Gross       Gross     Estimated
                                                                   Statement   Unrealized  Unrealized     Fair
                                                                     Value       Gains       Losses      Value
                                                                   ----------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS
U.S government and government agencies and authorities:
  --Guaranteed and sponsored                                       $   41,637   $    132    $     --   $   41,769
  --Guaranteed and sponsored -- asset backed                          270,969         --          --      270,969
States, municipalities and political subdivisions                         398         15          --          413
International governments                                              35,086        880          (4)      35,962
Public utilities                                                      163,678        557        (757)     163,478
All other corporate                                                 1,220,569     15,376      (9,716)   1,226,229
All other corporate -- asset-backed                                   728,058         61      (6,733)     721,386
Short-term investments                                                 58,741         --          --       58,741
Certificates of deposit                                                52,877        111          --       52,988
Parents, subsidiaries and affiliates                                  126,735         --          --      126,735
                                                                   ----------------------------------------------
                           TOTAL BONDS AND SHORT-TERM INVESTMENTS  $2,698,748   $ 17,132    $(17,210)  $2,698,670
                                                                   ----------------------------------------------

                                                                                 December 31, 2001
                                                                   ----------------------------------------------
                                                                                 Gross       Gross     Estimated
                                                                               Unrealized  Unrealized     Fair
                                                                      Cost       Gains       Losses      Value
                                                                   ----------------------------------------------
COMMON STOCKS
Common stock -- unaffiliated                                       $    4,162   $    120    $   (211)  $    4,071
Common stock -- affiliated                                             35,384         --     (22,702)      12,682
                                                                   ----------------------------------------------
                                              TOTAL COMMON STOCKS  $   39,546   $    120    $(22,913)  $   16,753
                                                                   ----------------------------------------------

The amortized cost and estimated fair value of bonds and short-term investments as of December 31, 2002 by estimated maturity year are shown below. Asset-backed securities, including mortgage backed securities and collateralized mortgage obligations, are distributed to maturity year based on the Company's estimates of the rate of future prepayments of principal over the remaining lives of the securities. Expected maturities differ from contractual maturities due to call or repayment provisions.

                                                       Statement
                                                         Value          Fair Value
                                                       ---------------------------
MATURITY
One year or less                                       $  508,460       $  517,110
Over one year through five years                        2,529,850        2,572,900
Over five years through ten years                       1,496,415        1,521,880
Over ten years                                            442,594          450,125
                                                       ---------------------------
                                         TOTAL         $4,977,319       $5,062,015
                                                       ---------------------------

Bonds with a carrying value of $3,319 were on deposit as of December 31, 2002 with various regulatory authorities as required.

(h) FAIR VALUE OF FINANCIAL INSTRUMENTS BALANCE SHEET ITEMS (IN MILLIONS):

                                                                2002                 2001
                                                         ----------------------------------------
                                                                   Estimated            Estimated
                                                         Carrying    Fair     Carrying    Fair
                                                          Amount     Value     Amount     Value
                                                         ----------------------------------------
ASSETS
  Bonds and short-term investments                       $ 4,977      5,062   $ 2,699      2,699
  Common stocks                                               17         17        17         17
  Policy loans                                               267        267       250        250
  Mortgage loans                                             138        138       180        180
  Other invested assets                                       42         42        64         64
LIABILITIES
  Deposit funds and other benefits                       $ 4,913    $ 4,780   $ 2,873    $ 2,796
                                                         ----------------------------------------

The following methods and assumptions were used to estimate the fair value of each class of financial instruments: fair value of bonds, short-term investments, common stocks and other invested assets approximates those quotations published by the NAIC; policy loans and mortgage loans carrying amounts approximates fair value; and fair value of liabilities on deposit funds and other benefits is determined by forecasting future cash flows and discounting the forecasted cash flows at current market rates.

5. INCOME TAXES:

The Company and The Hartford have entered into a tax sharing agreement under which each member of the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company was filing a separate Federal income tax return.

(a) The components of the net deferred tax asset/(liability) are as follows:

                                                              December 31,        December 31,
                                                                  2002                2001
                                                              ---------------------------------
Total of all deferred tax assets (admitted and non-admitted)    $ 469,416           $ 329,950
Total of all deferred tax liabilities                           $ (74,977)          $(114,519)
Net deferred assets (admitted and non-admitted)                 $ 394,439           $ 215,431
Net admitted deferred asset                                        29,910              54,720
Total deferred tax assets non-admitted in accordance with
 SSAP No. 10, INCOME TAXES                                      $(364,529)          $(160,711)
Increase in deferred taxes non-admitted                         $ 203,818                 N/A
                                                              ---------------------------------

(b) Deferred tax liabilities are not recognized for the following amounts:

Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in a "Policyholders' Surplus Account" and, based on current tax law, will be taxable in the future only under conditions which management considers to be remote; therefore, no Federal income taxes have been provided for in this account.

(c) The components of incurred income tax expense and the change in deferred tax assets and deferred tax liabilities are as follows:

                                                                      2002           2001           2000
                                                                     -------------------------------------
Federal                                                              $25,183       $(196,458)      $24,549
                                                                     -------------------------------------
Foreign                                                                3,528              --            --
                                                                     -------------------------------------
Federal Income Tax on Capital Gains                                   23,053             802        (1,884)
                                                                     -------------------------------------
                               CURRENT INCOME TAXES INCURRED         $51,764       $(195,656)      $22,665
                                                                     -------------------------------------

The changes in the main components of deferred tax assets and deferred tax liabilities are as follows:

Deferred tax assets resulting from book/tax difference:

                                                             December 31,        December 31,
                                                                 2002                2001             Change
                                                             -------------------------------------------------
Reserves                                                       $  10,906           $  48,987         $ (38,081)
Fortis Ceding Commission                                          16,501              19,216            (2,715)
Tax DAC                                                          206,940             192,943            13,997
Accrued deferred compensation                                      1,775               2,957            (1,182)
Bonds                                                             34,822               1,189            33,633
Capital loss carryforward                                          3,300               3,300                --
AMT credit utilization                                           192,969              58,834           134,135
Other                                                              2,203               2,524              (321)
                                                             -------------------------------------------------
                           TOTAL DEFERRED TAX ASSETS           $ 469,416           $ 329,950         $ 139,466
                                                             -------------------------------------------------
                    DEFERRED TAX ASSETS NON-ADMITTED           $(364,529)          $(160,711)        $(203,818)
                                                             -------------------------------------------------

Deferred tax liabilities resulting from book/tax difference:

                                                             December 31,        December 31,
                                                                 2002                2001             Change
                                                             -------------------------------------------------
Bonds                                                          $  (5,593)          $      --         $  (5,593)
Tax preferred investments                                        (52,323)           (104,673)           52,350
Software project deferral                                         (5,903)             (2,752)           (3,151)
Deferred and uncollected                                          (8,767)             (6,977)           (1,790)
Other                                                             (2,391)               (117)           (2,274)
                                                             -------------------------------------------------
                      TOTAL DEFERRED TAX LIABILITIES           $ (74,977)          $(114,519)        $  39,542
                                                             -------------------------------------------------

                                                             December 31,        December 31,
                                                                 2002                2001             Change
                                                             -------------------------------------------------
Total deferred tax assets                                      $ 469,416           $ 329,950         $ 139,466
Total deferred tax liabilities                                   (74,977)           (114,519)           39,542
                                                             -------------------------------------------------
Net deferred tax asset                                         $ 394,439           $ 215,431         $ 179,008
                                                             -------------------------------------------------
             OTHER CHANGE IN NET DEFERRED INCOME TAX                                                    12,391
                                                             -------------------------------------------------
                   CHANGE IN NET DEFERRED INCOME TAX                                                 $ 191,399
                                                             -------------------------------------------------

(d) The Company's income tax expense and change in deferred tax assets and deferred tax liabilities differs from the amount obtained by applying the Federal statutory rate of 35% to the Net (Loss) Gain from Operations Before Federal Income Tax (Benefit) Expense for the following reasons:

                                                                                           Effective
                                                                      December 31,            Tax
                                                                          2002               Rate
                                                                     -------------------------------
Tax provision at statutory rate                                         $ (71,865)           (35.0)%
Tax preferred investments                                                 (64,562)           (31.4)%
Other                                                                      (3,208)            (1.6)%
                                                                     -------------------------------
                                                       TOTAL            $(139,635)           (68.0)%
                                                                     -------------------------------

                                                                                           Effective
                                                                      December 31,            Tax
                                                                          2002               Rate
                                                                     -------------------------------
Federal and foreign income tax incurred                                 $  51,764            (25.2)%
Change in net deferred income taxes                                      (191,399)            93.2%
                                                                     -------------------------------
                                TOTAL STATUTORY INCOME TAXES            $(139,635)           (68.0)%
                                                                     -------------------------------

(e) As of December 31, the Company had an operating loss carry forward of $(261,066). If not utilized, it will expire for tax purposes in 2017.

The following are year to date income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

2002                  $    --
2001                  $    --
2000                  $22,665

(f) The Company's Federal income tax return is consolidated within The Hartford Financial Services Group, Inc. consolidated Federal income tax return. Please refer to Schedule Y of the Company's most recent Annual Statement for a list of the entities within the consolidated group.

The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses, to the extent available for use by the group. Intercompany tax balances are settled quarterly.

6. REINSURANCE:

The Company cedes insurance to other insurers in order to limit its maximum losses. Such transfer does not relieve the Company of its primary liability to the policyholder. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company cedes significant portions of its variable annuity business written since 1994 to RGA Reinsurance Company ("RGA"). Certain core annuity products were included in this reinsurance arrangement beginning in the first quarter of 2002 and, as such, the amounts ceded to RGA have increased.

The amount of reinsurance recoverables from reinsurers was $36,327 and $2,016 at December 31, 2002 and 2001, respectively.

The effect of reinsurance as of and for the years ended December 31, is summarized as follows:

                                                           Direct      Assumed       Ceded         Net
                                                         -------------------------------------------------
2002
Aggregate Reserves for Life and Accident and Health
 Policies                                                $5,566,253  $ 1,511,752  $  (946,667) $ 6,131,338
Policy and Contract Claim Liabilities                    $   26,680  $    15,825  $    (8,649) $    33,856
Premium and Annuity Considerations                       $8,401,771  $   371,175  $(4,146,117) $ 4,626,829
Death, Annuity, Disability and Other Benefits            $  138,864  $   113,937  $   (25,083) $   227,718
Surrenders and Other Fund Withdrawals                    $4,436,989  $   766,314  $  (459,359) $ 4,743,944

                                                           Direct      Assumed       Ceded         Net
                                                         -------------------------------------------------
2001
Aggregate Reserves for Life and Accident and Health
 Policies                                                $3,085,682  $ 1,578,470  $  (317,816) $ 4,346,336
Policy and Contract Claim Liabilities                    $   23,510  $    16,288  $    (9,291) $    30,507
Premium and Annuity Considerations                       $6,890,184  $ 6,794,425  $  (942,827) $12,741,782
Death, Annuity, Disability and Other Benefits            $  115,649  $    94,069  $   (24,134) $   185,584
Surrenders and Other Fund Withdrawals                    $3,893,425  $   491,474  $  (242,572) $ 4,142,327

                                                           Direct      Assumed       Ceded         Net
                                                         -------------------------------------------------
2000
Aggregate Reserves for Life and Accident and Health
 Policies                                                $  900,216  $        --  $  (256,989) $   643,227
Policy and Contract Claim Liabilities                    $   16,084  $        --  $    (5,351) $    10,733
Premium and Annuity Considerations                       $  839,447  $       986  $   (67,586) $   772,847
Annuity and Other Fund Deposits                          $5,730,269  $        --  $(1,528,316) $ 4,201,953
Death, Annuity, Disability and Other Benefits            $   77,524  $     1,542  $   (16,238) $    62,828
Surrenders and Other Fund Withdrawals                    $3,684,103  $        --  $  (116,380) $ 3,567,723

7. PREMIUM AND ANNUITY CONSIDERATIONS (DEFERRED AND COLLECTED):

The following presents premium and annuity considerations (deferred and collected) as of December 31, 2002:

                                                                             Net of
                                                                    Gross    Loading
                                                                   -----------------
TYPE
Ordinary New Business                                              $ 2,026   $ 2,183
Ordinary Renewal                                                    14,876    21,507
Group Life                                                              49        79
                                                                   -----------------
                                                            TOTAL  $16,951   $23,769
                                                                   -----------------

8. RELATED PARTY TRANSACTIONS:

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions and payments of dividends. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to fund pension costs and claim annuities to settle casualty claims. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by The Hartford. Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

The Company has also invested in bonds of its indirect affiliates, Hartford Financial Services Corporation, and HL Investment Advisors, Inc., and common stock of its subsidiary, Hartford Life, Ltd.

For additional information, see Notes 5 and 9.

9. PENSION, RETIREMENT, AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

All employees that work for The Hartford's life insurance companies are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Hartford's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, as amended, and the maximum amount that can be deducted for U.S. Federal income tax purposes. Generally, pension costs are funded through the purchase of group pension contracts sold by affiliates. The costs that were allocated to the Company for pension related expenses were $4,357, $3,764 and $648 for 2002, 2001 and 2000, respectively.

Employees of The Hartford's life insurance companies are also provided, through The Hartford, certain health care and life insurance benefits for eligible retired employees. The contribution for health care benefits depends on the retiree's date of retirement and years of service. In addition, this benefit plan has a defined dollar cap, which limits average company contributions. The Hartford has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Postretirement health care and life insurance benefits expense allocated to the Company was not material to the results of operations for 2002, 2001 or 2000.

Substantially all of The Hartford's life insurance companies' employees are eligible to participate in The Hartford's Investment and Savings Plan. Under this plan, designated contributions, which may be invested in common stock of The Hartford or certain other investments, are matched to a limit of 3% of compensation. In addition, The Hartford allocates 0.5% of base salary to the plan for each eligible employee. The cost to the Company for the above-mentioned plan was approximately $2.5 million, $2 million and $2 million in 2002, 2001 and 2000, respectively.

10. CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval, is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, Federal income taxes and before realized capital gains or (losses) for the previous year. Dividends are paid as determined by the Board of Directors and are not cumulative. There were no dividends paid or declared in 2002, 2001 or 2000. The amount available for dividend in 2003 is approximately $58,827.

11. SEPARATE ACCOUNTS:

The Company maintained separate account assets totaling $35.9 billion and $41.9 billion as of December 31, 2002 and 2001, respectively. Separate account assets are segregated from other investments and reported at fair value. Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the general account statement of operations as a component of Net Transfers to Separate Accounts. The Company's separate accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on separate account assets are not separately reflected in the statutory statements of operations.

Separate account management fees, net of minimum guarantees, were $518 million, $567 million and $622 million for the years ended December 31, 2002, 2001 and 2000, respectively, and are recorded as a component of fee income on the Company's statutory basis Statements of Operations.

An analysis of the Nonguaranteed Separate Accounts as of December 31, 2002 is as follows:

                                                                                  Total
                                                                               -----------
 1.  Premiums considerations or deposits for the year ended 2002               $ 4,045,793
                                                                               -----------
 2.  Reserves @ year end
      I.  For accounts with assets at:
          Market value                                                          34,838,116
                                                                               -----------
          Total reserves                                                       $34,838,116
                                                                               -----------
     II.  By withdrawal characteristics:
          Subject to discretionary withdrawal                                  $    64,223
          Market value                                                          34,682,449
                                                                               -----------
          Subtotal                                                              34,746,671
          Not subject to discretionary withdrawal                                   91,445
                                                                               -----------
                                                                 TOTAL         $34,838,116
                                                                               -----------

12. COMMITMENTS AND CONTINGENT LIABILITIES:

(a) LITIGATION

HLI and its subsidiaries are involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and punitive damages have been asserted. Some of these cases have been filed as purported class actions and some cases have been filed in certain jurisdictions that permit punitive damage awards disproportionate to the actual damages incurred. Although there can be no assurances, at the present time, the Company does not anticipate that the ultimate liability, arising from such pending or threatened litigation, will have a material adverse effect on the statutory capital and surplus of the Company.

On March 16, 2003, a final decision and award was issued in an arbitration between The Hartford and one of its primary reinsurers relating to policies with death benefit guarantees written from 1994 to 1999. The arbitration involved alleged breaches under the reinsurance treaties. Under terms of the final decision and award, the reinsurer's reinsurance obligations to The Hartford's subsidiaries were not limited or reduced in any manner, and as a result, are left unchanged.

(b) GUARANTY FUNDS

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid guaranty fund assessments of approximately $108, $289 and $1,212 in 2002, 2001 and 2000, respectively, of which $105, $297 and
$1,074 in 2002, 2001 and 2000, respectively were estimated to be creditable against premium taxes.

(c) LEASES

As discussed in Note 8, transactions with The Hartford include rental of facilities. The rent paid by the Company to The Hartford for space occupied by The Hartford's life insurance companies was $4,003 and $4,034 in 2002 and 2001, respectively. Future minimum rental commitments are as follows:

2003                  $ 3,966
2004                    4,050
2005                    4,050
2006                    3,911
2007                    3,804
Thereafter              7,126
                      -------
  Total               $26,907
                      -------

The principal executive office of the Company, together with its parent and other life insurance affiliates, is located in Simsbury, Connecticut. The Company's allocated rental expense is recognized on a level basis over the term of the primary sublease for the facility located in Simsbury, Connecticut, which expires on December 31, 2009, and amounted to $3,224 in 2002 and 2001.

(d) TAX MATTERS

The Company's Federal income tax returns are routinely audited by the Internal Revenue Service. The Company's 1998 through 2001 Federal income tax returns are currently under audit by the IRS. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax related matters for all open tax years.

13. SEPTEMBER 11 EVENTS:

As a result of the September 11 terrorist attack, the Company recorded a loss amounting to $6.9 million, before taxes and net of reinsurance in the third quarter of 2001. The Company based the loss estimate upon a review of insured exposures using a variety of assumptions and actuarial techniques, including the cost of additional reinsurance premiums. As a result of the uncertainties involved in the estimation process, final claims settlement may vary from present estimates. In 2002 the Company recognized a $2.8 million after-tax benefit due to favorable development related to September 11.

                                     PART C

                                OTHER INFORMATION

Item 27. Exhibits

         (a) Resolution of the Board of Directors of Hartford Life and Annuity Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)

         (b)  Not Applicable.

         (c)  Principal Underwriting Agreement.(2)

         (d)  Form of Flexible Premium Variable Life Insurance Policy.(3)

         (e) Form of Application for Flexible Premium Variable Life Insurance Policies.(3)

         (f)  Certificate of Incorporation of Hartford and Bylaws of
              Hartford.(4)

         (g)  Contracts of Reinsurance.(3)

         (h)  Form of Participation Agreement.(3)

         (i)  Not Applicable.

         (j)  Not Applicable.

         (k) Opinion and consent of Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary.

         (l)  Not Applicable.

         (m)  Not Applicable.

         (n)  (1)  Consent of Deloitte & Touche LLP.

         (n)  (2)  Consent of Arthur Andersen LLP.(5)

         (o)  No financial statements are omitted.

         (p)  Not Applicable.

         (q)  Memorandum describing transfer and redemption procedures.(1)

         (r)  Copy of Power of Attorney.

         (s)  Organizational Chart.(5)

--------

(1) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 33-61267, on January 23, 1996.

(2) Incorporated by reference to Pre-Effective Amendment No. 3 to the Registration Statement on Form S-6, File No. 33-61267, on August 28, 1996.

(3) Incorporated by reference to the Initial filing to the Registration Statement on Form S-6, File No. 333-83057, on July 16, 1999.

(4) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement File No. 333-69487, filed on April 9, 2001.

(5) We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of Hartford Life and Annuity Insurance Company for the years ending December 31, 2000 and December 31, 2001 and of the Separate Account for the year ended December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its reports included herein.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement File No. 333-69485, filed on April 7, 2003.

Item 28.  Officers and Directors.

-------------------------------------------- ------------------------------------------------------
NAME                                         POSITION WITH HARTFORD
-------------------------------------------- ------------------------------------------------------
David A. Carlson                             Vice President
-------------------------------------------- ------------------------------------------------------
Kristine L. Curcio                           Vice President and Actuary
-------------------------------------------- ------------------------------------------------------
Bruce W. Ferris                              Vice President
-------------------------------------------- ------------------------------------------------------
Timothy M. Fitch                             Senior Vice President and Actuary
-------------------------------------------- ------------------------------------------------------
Mary Jane B. Fortin                          Vice President
-------------------------------------------- ------------------------------------------------------
Stephen T. Joyce                             Senior Vice President
-------------------------------------------- ------------------------------------------------------
Michael D. Keeler                            Senior Vice President
-------------------------------------------- ------------------------------------------------------
Patrice Kelly-Ellis                          Senior Vice President
-------------------------------------------- ------------------------------------------------------
Robert A. Kerzner                            Executive Vice President, Director*
-------------------------------------------- ------------------------------------------------------
David N. Levenson                            Senior Vice President
-------------------------------------------- ------------------------------------------------------
Joseph F. Mahoney                            Vice President
-------------------------------------------- ------------------------------------------------------
Thomas M. Marra                              President, Chief Executive Officer and Chairman of
                                             the Board, Director*
-------------------------------------------- ------------------------------------------------------
Ernest M. McNeill, Jr.                       Vice President & Chief Accounting Officer
-------------------------------------------- ------------------------------------------------------
Tom Nassiri                                  Vice President
-------------------------------------------- ------------------------------------------------------
Marianne O'Doherty                           Vice President
-------------------------------------------- ------------------------------------------------------
Craig R. Raymond                             Senior Vice President and Chief Actuary
-------------------------------------------- ------------------------------------------------------
Christine Hayer Repasy                       Senior Vice President, General Counsel and
                                             Corporate Secretary, Director*
-------------------------------------------- ------------------------------------------------------
Martin A. Swanson                            Vice President
-------------------------------------------- ------------------------------------------------------
Andrew J. Waggoner                           Vice President
-------------------------------------------- ------------------------------------------------------
John C. Walters                              Executive Vice President, Director*
-------------------------------------------- ------------------------------------------------------
Lizabeth H. Zlatkus                          Executive Vice President and Chief Financial Officer,
                                             Director*
-------------------------------------------- ------------------------------------------------------

David M. Znamierowski                        Senior Vice President and Chief Investment Officer,
                                             Director*
-------------------------------------------- ------------------------------------------------------

Unless otherwise indicated, the principal business address of each of the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

*    Denotes Board of Directors of Hartford.

Item 29. Persons Controlled By or Under Common Control with the Depositor or Registrant

         See Item 27(s).

Item 30: Indemnification

         Sections 33-770 to 33-778, inclusive, of the Connecticut General Statutes ("CGS") provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director, officer, employee, or agent of the corporation. Specifically, Section 33-771(a)(2) permits a corporation to indemnify a director if the corporation, pursuant to Section 33-636(5)(b), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in Section 33-636(5)(b). Section 33-776 permits a corporation to indemnify an officer, employee, or agent of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

         Consistent with the statutes referenced above, under the Depositor's Certificate of Incorporation, the Depositor must indemnify directors for liability except liability that:

         (a)  involved a knowing and culpable violation of law by the director;

         (b) enabled the director or an associate to receive an improper personal gain;

         (c) showed a lack of good faith and a conscious disregard for the duty of the director of the corporation under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the corporation;

         (d) constituted a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the corporation or

         (e) created liability under section 33-757 relating to unlawful distributions.

         The Depositor's Certificate of Incorporation also permits the Depositor, at the discretion of the board of directors, to indemnify any current or former director, officer, employee or agent of the corporation to the fullest extent permitted by law. Accordingly, under the Depositor's bylaws, the Depositor must, to the fullest extent permitted by applicable law, indemnify directors and officers of the Depositor against all expenses, including attorney's fees, in connection with any proceeding by reason of the fact that such person was a director or officer of the Depositor.

         Section 33-777 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation. Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

         (a) HESCO acts as principal underwriter for the following investment companies:

              Hartford Life Insurance Company - Separate Account VL I
              Hartford Life Insurance Company - Separate Account VL II
              Hartford Life Insurance Company - ICMG Secular Trust Separate Account
              Hartford Life Insurance Company - ICMG Registered Variable Life Separate Account A
              Hartford Life and Annuity Insurance Company - Separate Account VL
              I
              Hartford Life and Annuity Insurance Company - Separate Account VL
              II
              Hartford Life and Annuity Insurance Company - ICMG Registered Variable Life Separate Account One

             (b)  Directors and Officers of HESCO

                                                     POSITIONS AND OFFICES
                  NAME                                  WITH UNDERWRITER
                  ----                               ---------------------
              David A. Carlson                 Vice President
              Timothy M. Fitch                 Senior Vice President & Actuary
              George R. Jay                    Controller
              Robert A. Kerzner                Executive Vice President, Director
              Joseph F. Mahoney                Vice President
              Thomas M. Marra                  President and Chief Executive Officer,
                                               Director
              Christine Hayer Repasy           Senior Vice President, General Counsel and
                                               Corporate Secretary, Director
              John C. Walters                  Executive Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

Item 32. Location of Accounts and Records

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 33. Management Services

         All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 34. Representation of Reasonableness of Fees

         Hartford hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 4th day of December, 2003.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT VL I
(Registrant)

By: Thomas M. Marra                                  *By: /s/ Marianne O'Doherty
    -------------------------------------------------     ----------------------
    Thomas M. Marra, President, Chief Executive               Marianne O'Doherty
    Officer and Chairman of the Board*                        Attorney-In-Fact


HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(Depositor)

By: Thomas M. Marra
    -------------------------------------------------
    Thomas M. Marra, President, Chief Executive
    Officer and Chairman of the Board*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Robert A. Kerzner, Executive Vice President,
     Director*
Thomas M. Marra, President, Chief Executive
     Officer and Chairman of the Board, Director*
Ernest M. McNeill, Jr., Vice President &
     Chief Accounting Officer*
Christine Hayer Repasy, Senior Vice President,       *By: /s/ Marianne O'Doherty
     General Counsel and Corporate Secretary,             ----------------------
     Director*                                                Marianne O'Doherty
John C. Walters, Executive Vice President, Director*          Attorney-in-Fact
Lizabeth H. Zlatkus, Executive Vice President and
     Chief Financial Officer, Director*
David M. Znamierowski, Senior Vice President &
     Chief Investment Officer, Director*             Date: December 4, 2003



333-83057

                                  Exhibit Index


1.1 Opinion and Consent of Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary.

1.2  Consent of Deloitte & Touche LLP.

1.3  Copy of Power of Attorney.